EXHIBIT 4.2


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                           DELTA FUNDING CORPORATION,
                                   as Seller,

                     RENAISSANCE MORTGAGE ACCEPTANCE CORP.,
                                  as Depositor,

                                      [o],
                                   as Servicer

                                      [o],
                                   as Trustee

                                       and


                                      [o],
                 as Master Servicer and Securities Administrator

                             -----------------------

                         POOLING AND SERVICING AGREEMENT

                                 Dated as of [o]

                             ----------------------


                   Home Equity Loan Asset-Backed Certificates,

                                   Series [o]


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


                                TABLE OF CONTENTS


                                    ARTICLE I
                                   Definitions

Section 1.01. DEFINITIONS.......................................................
Section 1.02. INTEREST CALCULATIONS.............................................

                                   ARTICLE II
 Conveyance of Mortgage Loans; Original Issuance of Certificates; Tax Treatment
Section 2.01. CONVEYANCE OF MORTGAGE LOANS......................................
Section 2.02. ACCEPTANCE BY TRUSTEE.............................................
Section 2.03. REPRESENTATIONS AND WARRANTIES REGARDING THE SELLER, THE SERVICER,
              THE DEPOSITOR AND THE MASTER SERVICER.............................
Section 2.04. REPRESENTATIONS AND WARRANTIES OF THE SELLER REGARDING THE
              MORTGAGE LOANS....................................................
Section 2.05. SUBSTITUTION OF MORTGAGE LOANS....................................
Section 2.06. EXECUTION AND AUTHENTICATION OF CERTIFICATES......................
Section 2.07. DESIGNATION OF INTERESTS IN REMICS................................
Section 2.08. DESIGNATION OF STARTUP DAY OF REMIC...............................
Section 2.09. REMIC CERTIFICATE MATURITY DATE...................................
Section 2.10. TAX RETURNS AND REPORTS TO CERTIFICATEHOLDERS.....................
Section 2.11. TAX MATTERS PERSON................................................
Section 2.12. REMIC RELATED COVENANTS...........................................
Section 2.13. OPTION TO CONTRIBUTE DERIVATIVE INSTRUMENT........................

                                   ARTICLE III
                 Administration and Servicing of Mortgage Loans

Section 3.01. THE SERVICER......................................................
Section 3.02. COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS......................
Section 3.03. WITHDRAWALS FROM THE COLLECTION ACCOUNT...........................
Section 3.04. MAINTENANCE OF HAZARD INSURANCE; PROPERTY PROTECTION EXPENSES.....
Section 3.05. MAINTENANCE OF MORTGAGE IMPAIRMENT INSURANCE POLICY...............
Section 3.06. MANAGEMENT AND REALIZATION UPON DEFAULTED MORTGAGE LOANS..........
Section 3.07. TRUSTEE TO COOPERATE..............................................
Section 3.08. SERVICING COMPENSATION; PAYMENT OF CERTAIN EXPENSES BY SERVICER...
Section 3.09. ANNUAL STATEMENT AS TO COMPLIANCE.................................
Section 3.10. ANNUAL SERVICING REVIEW...........................................
Section 3.11. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE
              MORTGAGE LOANS....................................................
Section 3.12. MAINTENANCE OF CERTAIN SERVICING INSURANCE POLICIES...............
Section 3.13. REPORTS TO THE SECURITIES AND EXCHANGE COMMISSION.................
Section 3.14. REPORTS OF FORECLOSURES AND ABANDONMENTS OF MORTGAGED PROPERTIES,
              RETURNS RELATING TO MORTGAGE INTEREST RECEIVED FROM INDIVIDUALS
              AND RETURNS RELATING TO CANCELLATION OF INDEBTEDNESS..............
Section 3.15. ADVANCES BY THE SERVICER..........................................
Section 3.16. OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.....................
Section 3.17. SUPERIOR LIENS....................................................
Section 3.18. ASSUMPTION AGREEMENTS.............................................
Section 3.19. PAYMENT OF TAXES, INSURANCE AND OTHER CHARGES.....................
Section 3.20. ADVANCE FACILITY..................................................
Section 3.21. COVENANTS OF THE SERVICER AND REPRESENTATIONS OF THE SELLER
              REGARDING PREPAYMENT CHARGES......................................
Section 3.22. NON-SOLICITATION..................................................

                                   ARTICLE IV
Administration and Master Servicing of the Mortgage Loans by the Master Servicer

Section 4.01. MASTER SERVICER...................................................
Section 4.02. REMIC-RELATED COVENANTS...........................................
Section 4.03. MONITORING OF SERVICER............................................
Section 4.04. FIDELITY BOND.....................................................
Section 4.05. POWER TO ACT; PROCEDURES..........................................
Section 4.06. DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS........................
Section 4.07. DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF MASTER SERVICER TO
              BE HELD FOR TRUSTEE...............................................
Section 4.08. POSSESSION OF CERTAIN INSURANCE POLICIES AND DOCUMENTS............
Section 4.09. COMPENSATION FOR THE MASTER SERVICER..............................
Section 4.10. ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE.....................
Section 4.11. ANNUAL INDEPENDENT ACCOUNTANT'S SERVICING REPORT..................
Section 4.12. OBLIGATION OF THE MASTER SERVICER IN RESPECT OF PREPAYMENT
              INTEREST SHORTFALLS...............................................
Section 4.13. MONTHLY ADVANCES BY THE MASTER SERVICER...........................
Section 4.14. MERGER OR CONSOLIDATION...........................................
Section 4.15. RESIGNATION OF MASTER SERVICER....................................
Section 4.16. ASSIGNMENT OR DELEGATION OF DUTIES BY THE MASTER SERVICER.........


                                    ARTICLE V
   Payments and Statements to Certificateholders; Rights of Certificateholders

Section 5.01. DISTRIBUTIONS.....................................................
Section 5.02. COMPENSATING INTEREST.............................................
Section 5.03. STATEMENTS........................................................
Section 5.04. DISTRIBUTION ACCOUNT..............................................
Section 5.05. INVESTMENT OF ACCOUNTS............................................
Section 5.06. ALLOCATION OF LOSSES..............................................
Section 5.07. NET RATE CAP FUND.................................................
Section 5.08. THE GROUP I INTEREST RATE CAP AGREEMENT...........................


                                   ARTICLE VI
                                The Certificates

Section 6.01. THE CERTIFICATES..................................................
Section 6.02. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.............
Section 6.03. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.................
Section 6.04. PERSONS DEEMED OWNERS.............................................
Section 6.05. APPOINTMENT OF PAYING AGENT.......................................


                                   ARTICLE VII
         The Seller, The Depositor, The Master Servicer and The Servicer

Section 7.01. LIABILITY OF THE SELLER, THE DEPOSITOR, THE MASTER SERVICER AND
              THE SERVICER......................................................
Section 7.02. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF,
              THE DEPOSITOR, THE SELLER OR THE SERVICER.........................
Section 7.03. LIMITATION ON LIABILITY OF THE SELLER, THE DEPOSITOR,
              THE SERVICER, THE MASTER SERVICER AND OTHERS......................
Section 7.04. SERVICER NOT TO RESIGN; PLEDGE OF SERVICING RIGHTS................
Section 7.05. DELEGATION OF DUTIES..............................................
Section 7.06. INDEMNIFICATION OF THE TRUST BY THE SERVICER AND THE MASTER
              SERVICER..........................................................


                                  ARTICLE VIII
                                     Default

Section 8.01. SERVICER EVENTS OF DEFAULT........................................
Section 8.02. APPOINTMENT OF SUCCESSOR SERVICER.................................
Section 8.03. MASTER SERVICER EVENTS OF DEFAULT.................................
Section 8.04. APPOINTMENT OF SUCCESSOR MASTER SERVICER..........................
Section 8.05. WAIVER OF DEFAULTS................................................
Section 8.06. NOTIFICATION TO CERTIFICATEHOLDERS................................


                                   ARTICLE IX
                  The Trustee and the Securities Administrator

Section 9.01. DUTIES OF TRUSTEE AND SECURITIES ADMINISTRATOR....................
Section 9.02. CERTAIN MATTERS AFFECTING THE TRUSTEE AND THE SECURITIES
              ADMINISTRATOR.  Except as otherwise provided in Section 9.01:.....
Section 9.03. TRUSTEE AND SECURITIES ADMINISTRATOR NOT LIABLE FOR CERTIFICATES
              OR MORTGAGE LOANS.................................................
Section 9.04. TRUSTEE AND SECURITIES ADMINISTRATOR MAY OWN CERTIFICATES.........
Section 9.05. FEES AND EXPENSES OF THE TRUSTEE AND THE SECURITIES ADMINISTRATOR.
Section 9.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE AND SECURITIES ADMINISTRATOR.
Section 9.07. RESIGNATION OR REMOVAL OF TRUSTEE OR SECURITIES ADMINISTRATOR.....
Section 9.08. SUCCESSOR TRUSTEE AND SUCCESSOR SECURITIES ADMINISTRATOR..........
Section 9.09. MERGER OR CONSOLIDATION OF TRUSTEE OR SECURITIES ADMINISTRATOR....
Section 9.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.....................
Section 9.11. LIMITATION OF LIABILITY...........................................
Section 9.12. TRUSTEE OR SECURITIES ADMINISTRATOR MAY ENFORCE CLAIMS WITHOUT
              POSSESSION OF CERTIFICATES; INSPECTION............................
Section 9.13. SUITS FOR ENFORCEMENT.............................................
Section 9.14. APPOINTMENT OF CUSTODIANS.........................................


                                    ARTICLE X
                                   Termination

Section 10.01. TERMINATION......................................................
Section 10.02. ADDITIONAL TERMINATION REQUIREMENTS..............................


                                   ARTICLE XI
                            Miscellaneous Provisions

Section 11.01. AMENDMENT........................................................
Section 11.02. RECORDATION OF AGREEMENT.........................................
Section 11.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.......................
Section 11.04. GOVERNING LAW....................................................
Section 11.05. NOTICES..........................................................
Section 11.06. SEVERABILITY OF PROVISIONS.......................................
Section 11.07. ASSIGNMENT.......................................................
Section 11.08. CERTIFICATES NONASSESSABLE AND FULLY PAID........................
Section 11.09. THIRD-PARTY BENEFICIARIES........................................
Section 11.10. COUNTERPARTS.....................................................
Section 11.11. EFFECT OF HEADINGS AND TABLE OF CONTENTS.........................
Section 11.12. MORTGAGE LOANS AND ACCOUNTS HELD FOR BENEFIT OF THE
               CERTIFICATEHOLDERS...............................................
Section 11.13. WAIVER OF JURY TRIAL.............................................


EXHIBIT A         FORMS OF OFFERED CERTIFICATES.................................
EXHIBIT B-1       FORM OF CLASS BIO CERTIFICATE.................................
EXHIBIT B-2       FORM OF CLASS R CERTIFICATES..................................
EXHIBIT B-3       FORM OF CLASS P CERTIFICATES..................................
EXHIBIT C         MORTGAGE LOAN SCHEDULE........................................
EXHIBIT D         [RESERVED]....................................................
EXHIBIT E         FORM OF MORTGAGE NOTE.........................................
EXHIBIT F         FORM OF MORTGAGE..............................................
EXHIBIT G         TRANSFER AFFIDAVITS...........................................
EXHIBIT H         LETTER OF REPRESENTATIONS.....................................
EXHIBIT I         FORM OF REQUEST FOR RELEASE FOR DOCUMENTS.....................
EXHIBIT J         [RESERVED]....................................................
EXHIBIT K         FORM OF CUSTODIAL AGREEMENT...................................
EXHIBIT L         DELINQUENCY AND LOSS INFORMATION..............................
EXHIBIT M         FORM OF TRANSFEROR CERTIFICATE ...............................
EXHIBIT N-1       FORM OF INVESTMENT LETTER (NON-RULE 144A).....................
EXHIBIT N-2       FORM OF RULE 144A LETTER .....................................
EXHIBIT O         FORM OF INITIAL CERTIFICATION.................................
EXHIBIT P         FORM OF FINAL CERTIFICATION...................................
EXHIBIT Q         FORM OF GROUP I INTEREST RATE CAP AGREEMENT...................
EXHIBIT R         PREPAYMENT CHARGE SCHEDULE....................................
EXHIBIT S         [RESERVED]....................................................
EXHIBIT T         FORM OF SECURITIES ADMINISTRATOR CERTIFICATION TO THE MASTER
                  SERVICER PURSUANT TO SECTION 3.13(d)..........................
EXHIBIT U         FORM OF SERVICER CERTIFICATION TO THE MASTER SERVICER
                  PURSUANT TO SECTION 3.13(e)...................................
EXHIBIT V         CALCULATION OF REALIZED LOSS/GAIN FORM 332....................
EXHIBIT W         STANDARD FILE LAYOUT--SCHEDULED/SCHEDULED.....................
EXHIBIT X         STANDARD FILE LAYOUT--DELINQUENCY REPORTING...................

         This Pooling and Servicing Agreement, dated as of [o], among Delta Funding Corporation, as Seller (the "Seller"), Renaissance Mortgage Acceptance Corp., as Depositor, [o] as Servicer (the "Servicer"), [o], as Trustee (the "Trustee") and [o], as Master Servicer (the "Master Servicer") and as Securities Administrator (the "Securities Administrator").

                                WITNESSETH THAT:

         In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01. DEFINITIONS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         1933 ACT:  As defined in Section 3.13 herein.

         ACCEPTED MASTER SERVICING PRACTICES: With respect to any Mortgage Loan, as applicable, either (x) those mortgage master servicing practices of prudent mortgage lending institutions which master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located to the extent applicable to the Master Servicer, or (y) as provided in Section 4.01 hereof, but in no event below the standard set forth in clause (x).

         ACCOUNTS: Collectively, the Collection Account and the Distribution Account.

         ADJUSTED REMIC II WAC: For any Interest Period, the product of (a) four, and (b) the weighted average of the interest rates on the Class II-Q, Class II-AV-1, Class II-AV-2, Class II-AV-3, Class II-MV-1, Class II-MV-2, Class II-MV-3, Class II-MV-4, Class II-AF-1, Class II-AF-2, Class II-AF-3, Class II-AF-4, Class II-AF-5, Class II-AF-6, Class II-MF-1, Class II-MF-2, Class II-MF-3, Class II-MF-4, Class II-MF-5, Class II-MF-6, Class II-MF-7, Class II-MF-8, Class II-MF-9, Class II-AV-Pool and Class II-AF-Pool Interests in REMIC II determined for this purpose by first subjecting the rate payable on the Class II-Q, Class II-AV-Pool and Class II-AF-Pool Interests to a cap of zero, and subjecting the rate payable on each of the Class II-AV-1, Class II-AV-2, Class II-AV-3, Class II-MV-1, Class II-MV-2, Class II-MV-3, Class II-MV-4, Class II-AF-1, Class II-AF-2, Class II-AF-3, Class II-AF-4, Class II-AF-5, Class II-AF-6, Class II-MF-1, Class II-MF-2, Class II-MF-3, Class II-MF-4, Class II-MF-5, Class II-MF-6, Class II-MF-7, Class II-MF-8 and Class II-MF-9 Interests to a cap that corresponds to the Certificate Rate (adjusted in the case of the Adjustable Rate Certificates to reflect a 30/360 day-count convention) for the Corresponding Class of Certificates(as described in Section 2.07) for such Interest Period.

         ADJUSTABLE RATE CERTIFICATES: The Group I Certificates and the Class AF-1 Certificates.

         AFFILIATE: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         ANCILLARY INCOME: All income derived from the Mortgage Loans, other than Servicing Fees and Master Servicing Fees, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges, including investment income on the Collection Account and any interest due and actually received from the related Mortgagor that accrued during the portion of the Prepayment Period that is in the same calendar month as the Distribution Date with respect to such Mortgage Loan in connection with such Principal Prepayments in full. Ancillary Income does not include any Prepayment Charges.

         APPLIED REALIZED LOSS AMOUNTS: As to any Distribution Date and each Loan Group, an amount equal to the excess, if any, of (i) the aggregate of the Class Principal Balances of the Group I Certificates or Group II Certificates, as applicable, after giving effect to all distributions on such Distribution Date over (ii) the Group I Pool Balance or the Group II Pool Balance, as applicable, as of the last day of the related Due Period.

         APPRAISED VALUE: The appraised value of the Mortgaged Property based upon the appraisal or the insured automated valuation report made by or for the originator at the time of the origination of the related Mortgage Loan.

         APPROVED SERVICER: For purposes of Sections 3.01(b), 7.04, 8.02 and
8.04 hereof, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer, that meets each of the following requirements:

                  1. An Approved Servicer shall be reasonably acceptable to each of the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

                  2. An Approved Servicer shall be either (a) an affiliate or division of [o] that services mortgage loans similar to the Mortgage Loans or (b) a Person who has a rating of at least "Above Average" by S&P and either a rating of at least "RPS2" by Fitch or a rating of at least "SQ2" by Moody's;

                  3. Each Rating Agency shall have delivered a letter to the Trustee (such letter not to be an expense of the Trustee) prior to the appointment of the Approved Servicer stating that the proposed appointment of such Approved Servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current ratings of the Offered Certificates; and

                  4. An Approved Servicer shall have a net worth of not less than $25,000,000.

         ASSIGNMENT OF MORTGAGE: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee.

         AUTHORIZED NEWSPAPER: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

         AVAILABLE FUNDS: As to any Distribution Date and each Loan Group, an amount equal to the sum of the following amounts, without duplication, with respect to the Mortgage Loans in such Loan Group: (i) scheduled payments of principal and interest on the Mortgage Loans due during the related Due Period and received by the Servicer and the Master Servicer (net of amounts representing the Servicing Fee and the Master Servicing Fee with respect to each Mortgage Loan and reimbursement for Monthly Advances and Servicing Advances and other amounts reimbursable to the Seller, the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee pursuant to Sections 7.03, 3.01(g), 8.01(b), 8.03(b) (with respect to Servicing Transfer Costs) and 9.05 (with respect to reasonable indemnification amounts), as applicable); (ii) Net Liquidation Proceeds, Insurance Proceeds and any Recoveries with respect to the Mortgage Loans and unscheduled payments of principal and interest on the Mortgage Loans received by the Servicer and the Master Servicer during the related Prepayment Period (net of amounts representing the Servicing Fee and the Master Servicing Fee and any Ancillary Income with respect to each Mortgage Loan and reimbursement for Monthly Advances and Servicing Advances); (iii) the Purchase Price for repurchased Defective Mortgage Loans and any related Substitution Adjustment Amounts; (iv) payments from the Servicer and the Master Servicer in connection with (a) Monthly Advances and (b) Compensating Interest; and (v) payments from DFC in connection with the termination of the Trust with respect to the Mortgage Loans as provided in this Agreement.

         BALLOON LOAN: Any Mortgage Loan that provided on the date of origination for scheduled monthly payments in level amounts substantially lower than the amount of the final scheduled payment.

         BASIC PRINCIPAL AMOUNT: As to any Distribution Date and Loan Group, an amount equal to the sum of the following amounts (without duplication) with respect to the Mortgage Loans in that Loan Group: (i) each scheduled payment of principal on a Mortgage Loan due during such Due Period and received by the Servicer and remitted by the Servicer to the Master Servicer on or prior to the related Determination Date; (ii) any Net Liquidation Proceeds allocable to principal, any Recoveries and all full and partial principal prepayments received by the Servicer and remitted by the Servicer to the Master Servicer during the related Prepayment Period; (iii) the portion of the Purchase Price allocable to principal of all repurchased Defective Mortgage Loans with respect to such Distribution Date; (iv) any Substitution Adjustment allocable to principal received on or prior to the previous Determination Date and not yet distributed; and (vi) any Monthly Advances with respect to scheduled payments of principal due during the related Due Period.

         BIF: The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or, if at any time after the execution of this Agreement the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

         BLANKET MORTGAGE: The mortgage or mortgages encumbering a Cooperative Property.

         BOOK-ENTRY CERTIFICATE: Any Offered Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

         BUSINESS DAY: Any day other than a Saturday, a Sunday or a day on which banking institutions in New York City, the States of Florida, Maryland, Minnesota and New Jersey or the city in which the Corporate Trust Office of the Trustee or the Securities Administrator is located are authorized or obligated by law or executive order to close.

         CAP PROVIDER:  [o], and its successors in interest.

         CERTIFICATE: Any Offered Certificate, Class P Certificate, Class BIO Certificate or Residual Certificate.

         CERTIFICATE BALANCE: As of any date of determination, the aggregate of the Class Principal Balances of the Certificates.

         CERTIFICATE GROUP:  Either the Group I or the Group II Certificates.

         CERTIFICATE INDEX: The rate for one month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of any Interest Period relating to the Adjustable Rate Certificates. "Telerate Page 3750" means the display designated as page 3750 on Bridge Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page or such other page as may replace that page on that service (or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Securities Administrator after consultation with the Seller), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, the Certificate Index will be the Certificate Index applicable to the preceding Distribution Date. On the second LIBOR Business Day immediately preceding each Distribution Date, the Securities Administrator shall determine the Certificate Index for the Interest Period commencing on such Distribution Date and inform the Seller and the Servicer of such rate.

         CERTIFICATE MARGIN: As to any Adjustable Rate Certificate, the respective amount set forth below:

         CLASS                                     CERTIFICATE MARGIN
         -----                                     ------------------
                                                  (1)             (2)
         AV-1
         AV-2
         AV-3
         MV-1
         MV-2
         MV-3
         MV-4
         AF-1


----------
(1) On or before the Optional Termination Date.
(2) After the Optional Termination Date.

         CERTIFICATE OWNER: The Person who is the beneficial owner of a Book-Entry Certificate.

         CERTIFICATE RATE: As to any Class of Certificates, the respective per annum rate set forth or described below:

         CLASS                                   CERTIFICATE RATE
         -----                                   ----------------

         AV-1
         AV-2
         AV-3
         MV-1
         MV-2
         MV-3
         MV-4
         AF-1
         AF-2
         AF-3
         AF-4
         AF-5
         AF-6
         MF-1
         MF-2
         MF-3
         MF-4
         MF-5
         MF-6
         MF-7
         MF-8
         MF-9
         BIO
         P
         R-1
         R-2

----------
(1) As to any Distribution Date, the lesser of (i) the Certificate Index plus the applicable Certificate Margin and (ii) the related Net Rate Cap.

(2) As to (i) any Distribution Date before the Optional Termination Date, the lesser of (a) the fixed rate of interest shown above and (b) the related Net Rate Cap and (ii) any Distribution Date after the Optional Termination Date, the lesser of (a) the sum of the fixed interest rate shown above and [o]% and (b) the related Net Rate Cap.

(3) Calculated as provided in the definition of "Class BIO
Certificate Rate."

         CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed pursuant to Section 6.02.

         CERTIFICATEHOLDER OR HOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent, direction, waiver or request pursuant to this Agreement, (x) any Offered Certificate registered in the name of the Seller or the Depositor or any Person known to a Responsible Officer to be an Affiliate of the Seller or the Depositor and (y) any Offered Certificate for which the Seller or the Depositor or any Person known to a Responsible Officer to be an Affiliate of the Seller or the Depositor is the Certificate Owner or Holder shall be deemed not to be outstanding (unless to the knowledge of a Responsible Officer (i) the Seller or such Affiliate is acting as trustee or nominee for a Person who is not an Affiliate of such Seller or the Depositor and who makes the voting decision with respect to such Offered Certificates or (ii) the Seller or the Depositor or such Affiliate is the Certificate Owner or Holder of all the Certificates of a Class, but only with respect to the Class as to which the Seller or the Depositor or such Affiliate owns all the Certificates) and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, direction, waiver or request has been obtained.

         CERTIFICATION:  As defined in Section 3.13 herein.

         CIVIL RELIEF ACT: The Servicemembers Civil Relief Act and similar state laws.

         CIVIL RELIEF ACT INTEREST SHORTFALL: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Civil Relief Act, the amount by which (i) interest collectible on such Mortgage Loan during such Due Period is less than
(ii) one month's interest on the Principal Balance of such Mortgage Loan at the Loan Rate for such Mortgage Loan before giving effect to the application of the Civil Relief Act.

         CLASS:  All Certificates having the same designation.

         CLASS AF CERTIFICATES: The Class AF-1 Certificates, Class AF-2 Certificates, Class AF-3 Certificates, Class AF-4 Certificates, Class AF-5 Certificates and Class AF-6 Certificates.

         CLASS AF-1 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AF-1 Certificate pursuant to Section 6.01.

         CLASS AF-2 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AF-2 Certificate pursuant to Section 6.01.

         CLASS AF-3 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AF-3 Certificate pursuant to Section 6.01.

         CLASS AF-4 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AF-4 Certificate pursuant to Section 6.01.

         CLASS AF-5 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AF-5 Certificate pursuant to Section 6.01.

         CLASS AF-6 CALCULATION PERCENTAGE: For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the Class Principal Balance of the Class AF-6 Certificates, and the denominator of which is the aggregate of the Class Principal Balances of the Class AF Certificates, in each case before giving effect to any distributions in reduction of the Certificate Principal Balances of the Class AF Certificates pursuant to Section
5.01 hereof.

         CLASS AF-6 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AF-6 Certificate pursuant to Section 6.01.

         CLASS AF-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date will be an amount equal to the product of (1) the applicable Class AF-6 Lockout Percentage for that Distribution Date, (2) the Class AF-6 Calculation Percentage and (3) the Group II Senior Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the outstanding Class Principal Balance of the Class AF-6 Certificates or the Group II Senior Principal Distribution Amount for such Distribution Date.

         CLASS AF-6 LOCKOUT PERCENTAGE: For each Distribution Date will be as follows:

                DISTRIBUTION DATE                      LOCKOUT PERCENTAGE
               -------------------                     ------------------
                   1st to 36th
                   37th to 60th
                   61st to 72nd
                   73rd to 84th
               85th and thereafter

         CLASS AV CERTIFICATES: The Class AV-1 Certificates, Class AV-2 Certificates and Class AV-3 Certificates.

         CLASS AV-1 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AV-1 Certificate pursuant to Section 6.01.

         CLASS AV-2 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AV-2 Certificate pursuant to Section 6.01.

         CLASS AV-3 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AV-3 Certificate pursuant to Section 6.01.

         CLASS BIO CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit B-1 and designated as a Class BIO Certificate pursuant to Section 6.01.

         CLASS BIO CERTIFICATE RATE: For each Distribution Date (and the related Interest Period) the Class BIO Certificate shall bear interest at a rate equal to the excess of (i) the weighted average of the interest rates on the Class II-AV-1, Class II-AV-2, Class II-AV-3, Class II-MV-1, Class II-MV-2, Class II-MV-3, Class II-MV-4, Class II-AF-1, Class II-AF-2, Class II-AF-3, Class II-AF-4, Class II-AF-5, Class II-AF-6, Class II-MF-1, Class II-MF-2, Class II-MF-3, Class II-MF-4, Class II-MF-5, Class II-MF-6, Class II-MF-7, Class II-MF-8, Class II-MF-9, Class II-AV-Pool, Class II-AF-Pool and Class II-Q Interests, weighted on the basis of the principal balance of each such REMIC II Interest, over (b) the Adjusted REMIC II WAC. For any Distribution Date, interest that accrues on the Class BIO Interest shall be deferred to the extent of any increase in the Overcollateralization Amount on such date. Such deferred interest shall not itself bear interest.

         CLASS BIO DISTRIBUTION AMOUNT: On any Distribution Date, the excess of
(a) the sum of (i) the Class BIO Initial Principal Balance and (ii) all interest accrued on the Class BIO Notional Amount at the Class BIO Certificate Rate for the Interest Period related to such Distribution Date and for all prior Interest Periods, over (b) the sum of all amounts distributed on prior Distribution Dates with respect to the Class BIO Certificate pursuant to Section 5.01(a)(i)(13) and
(15) and Section 5.01(a)(ii)(18) and (20) hereof.

         CLASS BIO NOTIONAL AMOUNT: On any Distribution Date, an amount equal to the aggregate of the principal balances of the Class II-AV-1, Class II-AV-2, Class II-AV-3, Class II-MV-1, Class II-MV-2, Class II-MV-3, Class II-MV-4, Class II-AF-1, Class II-AF-2, Class II-AF-3, Class II-AF-4, Class II-AF-5, Class II-AF-6, Class II-MF-1, Class II-MF-2, Class II-MF-3, Class II-MF-4, Class II-MF-5, Class II-MF-6, Class II-MF-7, Class II-MF-8, Class II-MF-9, Class II-AV-Pool, Class II-AF-Pool and Class II-Q Interests for such Distribution Date, determined before taking into account distributions on such Distribution Date (I.E., the Pool Balance as of the first day of the related Due Period).

         CLASS BIO INITIAL PRINCIPAL BALANCE: An amount equal to the initial Overcollateralization Amount as of the Closing Date. The Class BIO Certificates shall not accrue interest on this balance, but instead, will accrue interest on the Class BIO Notional Amount.

         CLASS INTEREST CARRYOVER SHORTFALL: As to any Class of Regular Certificates and any Distribution Date, an amount equal to the sum of (i) the excess of the related Class Monthly Interest Amount for the preceding Distribution Date and any Outstanding Class Interest Carryover Shortfall with respect to such Class on such preceding Distribution Date, over the amount in respect of interest that is actually distributed to the Holders of such Class on such preceding Distribution Date plus (ii) one month's interest on such excess, to the extent permitted by law, at the related Certificate Rate.

         CLASS INTEREST DISTRIBUTION: As to any Class of Regular Certificates and Distribution Date, an amount equal to the sum of (a) the related Class Monthly Interest Amount and (b) any Class Interest Carryover Shortfall for such Class of Certificates for such Distribution Date.

         CLASS MF CERTIFICATES: The Class MF-1 Certificates, Class MF-2 Certificates, Class MF-3 Certificates, Class MF-4 Certificates, Class MF-5 Certificates, Class MF-6 Certificates, Class MF-7 Certificates, Class MF-8 Certificates and Class MF-9 Certificates.

         CLASS MF-1 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class MF-1 Certificate pursuant to Section 6.01.

         CLASS MF-1 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date on or after the Group II Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the aggregate Class Principal Balance of the Class AF Certificates has been reduced to zero and a Group II Delinquency Event exists, or (y) if any Class AF Certificates are outstanding and a Group II Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Principal Balance of the Class AF Certificates (after giving effect to distributions of the Group II Senior Principal Distribution Amount for such Distribution Date) and (B) the Class Principal Balance of the Class MF-1 Certificates immediately prior to such Distribution Date over (2) the lesser of
(A) [o]% of the Group II Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Distribution Date and (B) the Group II Pool Balance as of the last day of the related Due Period minus the related OC Floor.

         CLASS MF-2 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated a Class MF-2 Certificate pursuant to Section 6.01.

         CLASS MF-2 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date on or after the Group II Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the aggregate Class Principal Balances of the Class AF and Class MF-1 Certificates have been reduced to zero and a Group II Delinquency Event exists, or (y) if the Class AF and Class MF-1 Certificates are outstanding and a Group II Delinquency Event is not in effect: the excess of (1) the sum of
(A) the aggregate Class Principal Balance of the Class AF Certificates (after giving effect to distributions of the Group II Senior Principal Distribution Amount for such Distribution Date), (B) the Class Principal Balance of the Class MF-1 Certificates (after giving effect to distribution of the Class MF-1 Principal Distribution Amount for such Distribution Date) and (C) the Class Principal Balance of the Class MF-2 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) [o]% of the Group II Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Distribution Date and (B) the Group II Pool Balance as of the last day of the related Due Period minus the related OC Floor.

         CLASS MF-3 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated a Class MF-3 Certificate pursuant to Section 6.01.

         CLASS MF-3 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date on or after the Group II Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the aggregate Class Principal Balances of the Class AF, Class MF-1 and Class MF-2 Certificates have been reduced to zero and a Group II Delinquency Event exists, or (y) if the Class AF, Class MF-1 and Class MF-2 Certificates are outstanding and a Group II Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Principal Balance of the Class AF Certificates (after giving effect to distributions of the Group II Senior Principal Distribution Amount for such Distribution Date), (B) the Class Principal Balance of the Class MF-1 Certificates (after giving effect to distribution of the Class MF-1 Principal Distribution Amount for such Distribution Date), (C) the Class Principal Balance of the Class MF-2 Certificates (after giving effect to distribution of the Class MF-2 Principal Distribution Amount for such Distribution Date) and (D) the Class Principal Balance of the Class MF-3 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) [o]% of the Group II Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Distribution Date and (B) the Group II Pool Balance as of the last day of the related Due Period minus the related OC Floor.

         CLASS MF-4 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated a Class MF-4 Certificate pursuant to Section 6.01.

         CLASS MF-4 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date on or after the Group II Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the aggregate Class Principal Balances of the Class AF, Class MF-1, Class MF-2 and Class MF-3 Certificates have been reduced to zero and a Group II Delinquency Event exists, or (y) if the Class AF, Class MF-1, Class MF-2 and Class MF-3 Certificates are outstanding and a Group II Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Principal Balance of the Class AF Certificates (after giving effect to distributions of the Group II Senior Principal Distribution Amount for such Distribution Date), (B) the Class Principal Balance of the Class MF-1 Certificates (after giving effect to distribution of the Class MF-1 Principal Distribution Amount for such Distribution Date), (C) the Class Principal Balance of the Class MF-2 Certificates (after giving effect to distribution of the Class MF-2 Principal Distribution Amount for such Distribution Date), (D) the Class Principal Balance of the Class MF-3 Certificates (after giving effect to distribution of the Class MF-3 Principal Distribution Amount for such Distribution Date) and (E) the Class Principal Balance of the Class MF-4 Certificates immediately prior to such Distribution Date over (2) the lesser of
(A) [o]% of the Group II Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Distribution Date and (B) the Group II Pool Balance as of the last day of the related Due Period minus the related OC Floor.

         CLASS MF-5 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated a Class MF-5 Certificate pursuant to Section 6.01.

         CLASS MF-5 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date on or after the Group II Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the aggregate Class Principal Balances of the Class AF, Class MF-1, Class MF-2, Class MF-3 and Class MF-4 Certificates have been reduced to zero and a Group II Delinquency Event exists, or (y) if the Class AF, Class MF-1, Class MF-2, Class MF-3 and Class MF-4 Certificates are outstanding and a Group II Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Principal Balance of the Class AF Certificates (after giving effect to distributions of the Group II Senior Principal Distribution Amount for such Distribution Date), (B) the Class Principal Balance of the Class MF-1 Certificates (after giving effect to distribution of the Class MF-1 Principal Distribution Amount for such Distribution Date), (C) the Class Principal Balance of the Class MF-2 Certificates (after giving effect to distribution of the Class MF-2 Principal Distribution Amount for such Distribution Date), (D) the Class Principal Balance of the Class MF-3 Certificates (after giving effect to distribution of the Class MF-3 Principal Distribution Amount for such Distribution Date), (E) the Class Principal Balance of the Class MF-4 Certificates (after giving effect to distribution of the Class MF-4 Principal Distribution Amount for such Distribution Date) and (F) the Class Principal Balance of the Class M-F5 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) [o]% of the Group II Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Distribution Date and (B) the Group II Pool Balance as of the last day of the related Due Period minus the related OC Floor.

         CLASS MF-6 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated a Class MF-6 Certificate pursuant to Section 6.01.

         CLASS MF-6 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date on or after the Group II Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the aggregate Class Principal Balances of the Class AF, Class MF-1, Class MF-2, Class MF-3, Class MF-4 and Class MF-5 Certificates have been reduced to zero and a Group II Delinquency Event exists, or (y) if the Class AF, Class MF-1, Class MF-2, Class MF-3, Class MF-4 and Class MF-5 Certificates are outstanding and a Group II Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Principal Balance of the Class AF Certificates (after giving effect to distributions of the Senior Principal Distribution Amount for such Distribution Date), (B) the Class Principal Balance of the Class MF-1 Certificates (after giving effect to distribution of the Class MF-1 Principal Distribution Amount for such Distribution Date), (C) the Class Principal Balance of the Class M-2 Certificates (after giving effect to distribution of the Class MF-2 Principal Distribution Amount for such Distribution Date), (D) the Class Principal Balance of the Class MF-3 Certificates (after giving effect to distribution of the Class MF-3 Principal Distribution Amount for such Distribution Date), (E) the Class Principal Balance of the Class MF-4 Certificates (after giving effect to distribution of the Class MF-4 Principal Distribution Amount for such Distribution Date), (F) the Class Principal Balance of the Class MF-5 Certificates (after giving effect to distribution of the Class MF-5 Principal Distribution Amount for such Distribution Date) and (G) the Class Principal Balance of the Class MF-6 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) [o]% of the Group II Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Distribution Date and (B) the Group II Pool Balance as of the last day of the related Due Period minus the related OC Floor.

         CLASS MF-7 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated a Class MF-7 Certificate pursuant to Section 6.01.

         CLASS MF-7 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date on or after the Group II Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the aggregate Class Principal Balances of the Class AF, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates have been reduced to zero and a Group II Delinquency Event exists, or (y) if the Class AF, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates are outstanding and a Group II Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Principal Balance of the Class AF Certificates (after giving effect to distributions of the Group II Senior Principal Distribution Amount for such Distribution Date), (B) the Class Principal Balance of the Class MF-1 Certificates (after giving effect to distribution of the Class MF-1 Principal Distribution Amount for such Distribution Date), (C) the Class Principal Balance of the Class MF-2 Certificates (after giving effect to distribution of the Class MF-2 Principal Distribution Amount for such Distribution Date), (D) the Class Principal Balance of the Class MF-3 Certificates (after giving effect to distribution of the Class MF-3 Principal Distribution Amount for such Distribution Date), (E) the Class Principal Balance of the Class MF-4 Certificates (after giving effect to distribution of the Class MF-4 Principal Distribution Amount for such Distribution Date), (F) the Class Principal Balance of the Class MF-5 Certificates (after giving effect to distribution of the Class MF-5 Principal Distribution Amount for such Distribution Date), (G) the Class Principal Balance of the Class MF-6 Certificates (after giving effect to distribution of the Class MF-6 Principal Distribution Amount for such Distribution Date) and (H) the Class Principal Balance of the Class MF-7 Certificates immediately prior to such Distribution Date over (2) the lesser of
(A) [o]% of the Group II Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Distribution Date and (B) the Group II Pool Balance as of the last day of the related Due Period minus the related OC Floor.

         CLASS MF-8 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated a Class MF-8 Certificate pursuant to Section 6.01.

         CLASS MF-8 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date on or after the Group II Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the aggregate Class Principal Balances of the Class AF, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6 and Class MF-7 Certificates have been reduced to zero and a Group II Delinquency Event exists, or (y) if the Class AF, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6 and Class MF-7 Certificates are outstanding and a Group II Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Principal Balance of the Class AF Certificates (after giving effect to distributions of the Group II Senior Principal Distribution Amount for such Distribution Date), (B) the Class Principal Balance of the Class MF-1 Certificates (after giving effect to distribution of the Class MF-1 Principal Distribution Amount for such Distribution Date), (C) the Class Principal Balance of the Class MF-2 Certificates (after giving effect to distribution of the Class MF-2 Principal Distribution Amount for such Distribution Date), (D) the Class Principal Balance of the Class MF-3 Certificates (after giving effect to distribution of the Class MF-3 Principal Distribution Amount for such Distribution Date), (E) the Class Principal Balance of the Class MF-4 Certificates (after giving effect to distribution of the Class MF-4 Principal Distribution Amount for such Distribution Date), (F) the Class Principal Balance of the Class MF-5 Certificates (after giving effect to distribution of the Class MF-5 Principal Distribution Amount for such Distribution Date), (G) the Class Principal Balance of the Class MF-6 Certificates (after giving effect to distribution of the Class MF-6 Principal Distribution Amount for such Distribution Date), (H) the Class Principal Balance of the Class MF-7 Certificates (after giving effect to distribution of the Class MF-7 Principal Distribution Amount) and (I) the Class Principal Balance of the Class MF-8 Certificates immediately prior to such Distribution Date over (2) the lesser of
(A) [o]% of the Group II Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Distribution Date and (B) the Group II Pool Balance as of the last day of the related Due Period minus the related OC Floor.

         CLASS MF-9 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated a Class MF-9 Certificate pursuant to Section 6.01.

         CLASS MF-9 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date on or after the Group II Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the aggregate Class Principal Balances of the Class AF, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class MF-8 Certificates have been reduced to zero and a Group II Delinquency Event exists, or (y) if the Class AF, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class MF-8 Certificates are outstanding and a Group II Delinquency Event is not in effect: the excess of
(1) the sum of (A) the aggregate Class Principal Balance of the Class AF Certificates (after giving effect to distributions of the Group II Senior Principal Distribution Amount for such Distribution Date), (B) the Class Principal Balance of the Class MF-1 Certificates (after giving effect to distribution of the Class MF-1 Principal Distribution Amount for such Distribution Date), (C) the Class Principal Balance of the Class MF-2 Certificates (after giving effect to distribution of the Class MF-2 Principal Distribution Amount for such Distribution Date), (D) the Class Principal Balance of the Class MF-3 Certificates (after giving effect to distribution of the Class MF-3 Principal Distribution Amount for such Distribution Date), (E) the Class Principal Balance of the Class MF-4 Certificates (after giving effect to distribution of the Class MF-4 Principal Distribution Amount for such Distribution Date), (F) the Class Principal Balance of the Class MF-5 Certificates (after giving effect to distribution of the Class MF-5 Principal Distribution Amount for such Distribution Date), (G) the Class Principal Balance of the Class MF-6 Certificates (after giving effect to distribution of the Class MF-6 Principal Distribution Amount for such Distribution Date), (H) the Class Principal Balance of the Class MF-7 Certificates (after giving effect to distribution of the Class MF-7 Principal Distribution Amount), (I) the Class Principal Balance of the Class M-8 Certificates (after giving effect to distribution of the Class MF-8 Principal Distribution Amount) and (J) the Class Principal Balance of the Class MF-9 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) 100.00% of the Group II Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Distribution Date and (B) the Group II Pool Balance as of the last day of the related Due Period minus the related OC Floor.

         CLASS MONTHLY INTEREST AMOUNT: As to any Distribution Date and Class of Regular Certificates, interest (i) for the related Interest Period at the related Certificate Rate on the related Class Principal Balance immediately prior to that Distribution Date minus (ii) such Class' pro rata portion of any Civil Relief Act Interest Shortfall related to the Mortgage Loans in the Loan Group related to such Class during the related Due Period based on the amount of interest to which each such Class would otherwise be entitled in the absence of such shortfall.

         CLASS MV CERTIFICATES: The Class MV-1 Certificates, Class MV-2 Certificates, Class MV-3 Certificates and Class MV-4 Certificates.

         CLASS MV-1 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class MV-1 Certificate pursuant to Section 6.01.

         CLASS MV-1 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date on or after the Group I Stepdown Date, (x) 100% of the Group I Principal Distribution Amount if the aggregate Class Principal Balance of the Class AV Certificates has been reduced to zero and a Group I Delinquency Event exists, or
(y) if any Class AV Certificates are outstanding and a Group I Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Principal Balance of the Class AV Certificates (after giving effect to distributions of the Group I Senior Principal Distribution Amount for such Distribution Date) and
(B) the Class Principal Balance of the Class MV-1 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) [o]% of the Group I Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Distribution Date and (B) the Group I Pool Balance as of the last day of the related Due Period minus the related OC Floor.

         CLASS MV-2 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated a Class MV-2 Certificate pursuant to Section 6.01.

         CLASS MV-2 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date on or after the Group I Stepdown Date, (x) 100% of the Group I Principal Distribution Amount if the aggregate Class Principal Balances of the Class AV and Class MV-1 Certificates have been reduced to zero and a Group I Delinquency Event exists, or (y) if the Class AV and Class MV-1 Certificates are outstanding and a Group I Delinquency Event is not in effect: the excess of (1) the sum of
(A) the aggregate Class Principal Balance of the Class AV Certificates (after giving effect to distributions of the Group I Senior Principal Distribution Amount for such Distribution Date), (B) the Class Principal Balance of the Class MV-1 Certificates (after giving effect to distribution of the Class MV-1 Principal Distribution Amount for such Distribution Date) and (C) the Class Principal Balance of the Class MV-2 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) [o]% of the Group I Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Distribution Date and (B) the Group I Pool Balance as of the last day of the related Due Period minus the related OC Floor.

         CLASS MV-3 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated a Class MV-3 Certificate pursuant to Section 6.01.

         CLASS MV-3 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date on or after the Group I Stepdown Date, (x) 100% of the Group I Principal Distribution Amount if the aggregate Class Principal Balances of the Class AV, Class MV-1 and Class MV-2 Certificates have been reduced to zero and a Group I Delinquency Event exists, or (y) if the Class AV, Class MV-1 and Class MV-2 Certificates are outstanding and a Group I Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Principal Balance of the Class AV Certificates (after giving effect to distributions of the Group I Senior Principal Distribution Amount for such Distribution Date), (B) the Class Principal Balance of the Class MV-1 Certificates (after giving effect to distribution of the Class MV-1 Principal Distribution Amount for such Distribution Date), (C) the Class Principal Balance of the Class MV-2 Certificates (after giving effect to distribution of the Class MV-2 Principal Distribution Amount for such Distribution Date) and (D) the Class Principal Balance of the Class MV-3 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) [o]% of the Group I Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Distribution Date and (B) the Group I Pool Balance as of the last day of the related Due Period minus the related OC Floor.

         CLASS MV-4 CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated a Class MV-4 Certificate pursuant to Section 6.01.

         CLASS MV-4 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date on or after the Group I Stepdown Date, (x) 100% of the Group I Principal Distribution Amount if the aggregate Class Principal Balances of the Class AV, Class MV-1, Class MV-2 and Class MV-3 Certificates have been reduced to zero and a Group I Delinquency Event exists, or (y) if the Class AV, Class MV-1, Class MV-2 and Class MV-3 Certificates are outstanding and a Group I Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Principal Balance of the Class AV Certificates (after giving effect to distributions of the Group I Senior Principal Distribution Amount for such Distribution Date),
(B) the Class Principal Balance of the Class MV-1 Certificates (after giving effect to distribution of the Class MV-1 Principal Distribution Amount for such Distribution Date), (C) the Class Principal Balance of the Class MV-2 Certificates (after giving effect to distribution of the Class MV-2 Principal Distribution Amount for such Distribution Date), (D) the Class Principal Balance of the Class MV-3 Certificates (after giving effect to distribution of the Class MV-3 Principal Distribution Amount for such Distribution Date) and (E) the Class Principal Balance of the Class MV-4 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) 100.00% of the Group I Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Distribution Date and (B) the Group I Pool Balance as of the last day of the related Due Period minus the related OC Floor.

         CLASS P CERTIFICATE: Any Certificate executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit B-3 and designated as a Class P Certificate pursuant to Section 6.01.

         CLASS PRINCIPAL BALANCE: As of any date of determination and Class of Certificates the Original Class Principal Balance for such Class reduced by the sum of all amounts previously distributed to the Certificateholders of such Class in respect of principal from the related Group I Principal Distribution Amount or Group II Principal Distribution Amount, as applicable, on all previous Distribution Dates and, in the case of any Class of Subordinate Certificates, reduced by any related Applied Realized Loss Amounts allocated to such Class on prior Distribution Dates; provided, however, if the context so specifies, the Class Principal Balance will also be reduced by all distributions of principal and allocations of related Applied Realized Loss Amounts on the Distribution Date that is the date of determination.

         CLASS PRINCIPAL CARRYOVER SHORTFALL: As to any Class of Subordinate Certificates and any Distribution Date, the excess, if any, of (i) the sum of
(x) the amount of the reduction in the Class Principal Balance of that Class of Subordinate Certificates on such Distribution Date and (y) the amount of such reductions contemplated by clause (x) above on prior Distribution Dates over
(ii) the amount distributed in respect of such reductions of principal thereof on prior Distribution Dates.

         CLASS R-1 CERTIFICATE: Any Certificate designated as such and executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit B-2.

         CLASS R-2 CERTIFICATE: Any Certificate designated as such and executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit B-2.

         CLASS R CERTIFICATEHOLDER:  The Holder of a Residual Certificate.

         CLEAN-UP CALL:  As defined in Section 10.01(a).

         CLOSING DATE:  [o].

         CODE: The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

         COLLECTION ACCOUNT: The custodial account or accounts created and maintained for the benefit of the Certificateholders pursuant to Section 3.02(b). The Collection Account shall be an Eligible Account.

         COMBINED LOAN-TO-VALUE RATIO or CLTV: With respect to any Mortgage Loan that is not secured by a first priority lien on the Mortgaged Property, the sum of the original principal balance of such Mortgage Loan and the outstanding principal balance of the related First Lien, if any, as of the date of origination of the Mortgage Loan, divided by the Appraised Value.

         COMPENSATING INTEREST: As to any Distribution Date, the amount calculated pursuant to Section 5.02.

         COOPERATIVE CORPORATION: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.

         COOPERATIVE LOAN: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

         COOPERATIVE PROPERTY: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

         COOPERATIVE SHARES:  Shares issued by a Cooperative Corporation.

         COOPERATIVE UNIT: A single-family dwelling located in a Cooperative Property.

         CORPORATE TRUST OFFICE: The designated offices of the Securities Administrator at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which offices at the date of the execution of this Agreement are located for Certificate transfer purposes at: [o] and for all other purposes at: [o] or in the case of overnight deliveries, [o] and which are the respective addresses to which notices to and correspondence with the Securities Administrator should be directed; and the designated office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at [o], and which is the address to which notices to and correspondence with the Trustee should be directed.

         CURTAILMENT: With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full or intended to cure a delinquency.

         CUSTODIAL AGREEMENT: Any Custodial Agreement, as amended and supplemented from time to time, dated as of the date hereof, by and among the Trustee, the Seller, the Servicer, the Depositor, the Master Servicer and the Custodian substantially in the form set forth as Exhibit K hereto.

         CUSTODIAN: The Person acting as custodian under a Custodial Agreement from time to time. As of the Closing Date, the initial Custodian shall be [o].

         CUT-OFF DATE: As to any Mortgage Loan, the later of (x) close of business on [o] and (y) date of origination of such Mortgage Loan.

         CUT-OFF DATE POOL BALANCE: The aggregate Cut-Off Date Principal Balance of the Mortgage Loans in Loan Group I (I.E., $[o]) or the aggregate Cut-Off Date Principal Balance of the Mortgage Loans in Loan Group II (I.E., $[o]).

         CUT-OFF DATE PRINCIPAL BALANCE: With respect to any Mortgage Loan, the unpaid principal balance thereof as of the related Cut-Off Date after giving effect to payments of principal due on or before the Cut-Off Date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan pursuant to Section 2.02 or 2.04).

         DEFECTIVE MORTGAGE LOAN: Any Mortgage Loan subject to repurchase or substitution pursuant to Section 2.02 or 2.04.

         DEFINITIVE CERTIFICATES:  As defined in Section 6.02(c).

         DELINQUENCY AMOUNT: As to any Distribution Date and Loan Group, the aggregate Principal Balance of the related Mortgage Loans that are any of the following: (a) 60 or more days delinquent, (b) 60 or more days delinquent and in bankruptcy or foreclosure or (c) REO Property, in each case, as of the last day of the preceding month.

         DELTA: Delta Funding Corporation, a New York corporation, or any successor thereto.

         DEPOSIT DATE: As to any Distribution Date, the Business Day preceding such Distribution Date.

         DEPOSITOR: Renaissance Mortgage Acceptance Corp., a Delaware corporation, or any successor thereto.

         DEPOSITORY: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Regular Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the UCC of the State of New York.

         DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         DETERMINATION DATE: As to any Distribution Date, the fourth Business Day preceding such Distribution Date.

         DFC: DFC Acceptance Corporation, a Delaware corporation or any successor thereto.

         DISTRIBUTION ACCOUNT: The account established and maintained by the Securities Administrator pursuant to Section 5.04. The Distribution Account shall be an Eligible Account.

         DISTRIBUTION DATE: The 25th day of each month, or, if such day is not a Business Day, then the next Business Day, beginning on [o].

         DUE DATE: As to any Mortgage Loan, the day of the month on which the Monthly Payment is due from the Mortgagor.

         DUE PERIOD: With respect to each Distribution Date, the period from and including the second day of the month preceding the month in which such Distribution Date occurs to and including the first day of the month of such Distribution Date.

         ELECTRONIC LEDGER: The electronic master record of home equity mortgage loans maintained by the Seller.

         ELIGIBLE ACCOUNT: A segregated account that is (i) maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies and whose accounts are insured to the maximum extent provided by either the Savings Association Insurance Fund ("SAIF") or the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation and which has a minimum long-term unsecured debt rating of "A" by S&P, "A2" by Moody's and "A" from Fitch, and which is any of (A) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (B) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (C) a national banking association duly organized, validly existing and in good standing under the federal banking laws,
(D) a principal subsidiary of a bank holding company; (ii) a segregated trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity; (iii) maintained at [o], so long as its debt obligations at the time of any deposit therein have a short-term debt rating of at least "A-1" for S&P, "P-1" for Moody's and "F-1" for Fitch; or (iv) otherwise acceptable to each Rating Agency as evidenced by a letter from each Rating Agency to the Securities Administrator, without reduction or withdrawal of the then current ratings of the Certificates.

         ELIGIBLE INVESTMENTS: One or more of the following (excluding any callable investments purchased at a premium):

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, PROVIDED that such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase agreements on obligations specified in clause
         (i) maturing not more than three (3) months from the date of acquisition thereof, PROVIDED that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category (which is "A-1+" for S&P, "P-1" for Moody's and "F-1+" for Fitch);

                  (iii) certificates of deposit, time deposits and bankers' acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, PROVIDED that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by S&P, Moody's and Fitch in their respective highest unsecured short-term debt rating category;

                  (iv) commercial paper (having original maturities of not more than ninety (90) days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by S&P, Moody's and Fitch in their respective highest short-term rating categories;

                  (v) short term investment funds ("STIFS") sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in their respective highest rating category of long term unsecured debt;

                  (vi) interests in any money market fund which at the date of acquisition of the interests in such fund including any such fund that is managed by the Trustee or the Securities Administrator or an Affiliate of the Trustee or the Securities Administrator or for which the Trustee or the Securities Administrator or an Affiliate of the Trustee or the Securities Administrator acts as advisor and throughout the time as the interest is held in such fund has a rating of "AAA" by S&P, "Aaa" by Moody's or "AAA" by Fitch; and

                  (vii) other obligations or securities that are acceptable to each Rating Agency as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Certificates, as evidenced by a letter to such effect from such Rating Agency and with respect to which the Trustee and the Securities Administrator have received confirmation that, for tax purposes, the investment complies with the last clause of this definition;

PROVIDED that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; PROVIDED, FURTHER, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity; and PROVIDED FURTHER, that if S&P is rating any of the Certificates, an instrument described hereunder shall be rated the applicable rating of S&P set forth above.

         ELIGIBLE SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution: (i) have an outstanding Principal Balance after deducting all scheduled principal payments due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of and not less than 95% of the Principal Balance of the Defective Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) if such Defective Mortgage Loan is an adjustable-rate Mortgage Loan, have a Loan Rate based on the same Loan Index with adjustments to such Loan Rate made on the same interval between Interest Rate Adjustment Dates as that of the Defective Mortgage Loan and have a Margin that is not less than the Margin of the Defective Mortgage Loan and not more than one hundred (100) basis points higher than the Margin for the Defective Mortgage Loan; (iv) have a Mortgage of the same or higher level of priority as the Mortgage relating to the Defective Mortgage Loan at the time such Mortgage was transferred to the Trust; (v) have a remaining term to maturity not more than six (6) months earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (vi) comply with each representation and warranty set forth in Section 2.04 (deemed to be made as of the date of substitution); (vii) have an original Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan; (viii) if such Defective Mortgage Loan is an adjustable-rate Mortgage Loan, have a Lifetime Rate Cap and a Periodic Rate Cap no lower than the Lifetime Rate Cap and Periodic Rate Cap, respectively, applicable to such Defective Mortgage Loan; (ix) have a credit risk not less than the credit risk of the Defective Mortgage Loan; and (x) be of the same type of Mortgaged Property as the Defective Mortgage Loan or a detached single family residence. More than one Eligible Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

                  ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         ERISA-QUALIFYING UNDERWRITING: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter's Exemption.

         ERISA RESTRICTED CERTIFICATE: The Class P, Class BIO and Residual Certificates and any Certificate with a rating below the lowest applicable rating permitted under the Underwriters' Exemption.

         ESCROW REPAIR LOAN: A Mortgage Loan as to which the Servicer holds a portion of the proceeds in escrow pending repair of the related Mortgaged Property as specified in the related Mortgage and Mortgage Note.

         EXCESS OVERCOLLATERALIZATION AMOUNT: As to any Distribution Date and each Loan Group, the lesser of (i) the related Basic Principal Amount for such Distribution Date and (ii) the excess, if any, of (x) the related Overcollateralization Amount (assuming 100% of the related Basic Principal Amount is distributed on the Offered Certificates) over (y) the Group I Required Overcollateralization Amount or the Group II Required Overcollateralization Amount, as applicable.

         EXCHANGE ACT:  As defined in Section 3.13 herein.

         EXPENSE FEE RATE: The sum of the Servicing Fee Rate, the Master Servicing Fee Rate and the Tax Matters Fee Rate.

         FANNIE MAE: Fannie Mae (formerly known as the Federal National Mortgage Association).

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         FINAL SCHEDULED DISTRIBUTION DATE: As to any Class of Certificates, the Distribution Date occurring in [o].

         FIRST LIEN: With respect to any Mortgage Loan which is a second priority lien, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

         FITCH:  Fitch Ratings, or its successor in interest.

         FIXED RATE CERTIFICATES: The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class MF Certificates.

         FORECLOSURE PROFITS: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Principal Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid (or advanced and not reimbursed) through the date of receipt of the final Liquidation Proceeds) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

         FREDDIE MAC: Freddie Mac (also known as the Federal Home Loan Mortgage Corporation).

         GAAP: United States generally accepted accounting principles as in effect from time to time, consistently applied.

         GROUP I CERTIFICATES: The Class AV and Class MV Certificates.

         GROUP I CUMULATIVE LOSS EVENT: For any Distribution Date in the applicable period below, if Group I Cumulative Net Losses exceed the applicable percentage set forth below for the related Distribution Date:


          Number of
          DISTRIBUTION DATES                       PERCENTAGES
          ------------------                       -----------

          37-48
          49-60
          61-72
          73 and thereafter

         GROUP I CUMULATIVE NET LOSSES: As of any date of determination, the aggregate of the Liquidation Loan Losses related to Loan Group I incurred from the Cut-Off Date through the end of the calendar month preceding such date of determination, expressed as a percentage of the related Cut-Off Date Pool Balance.

         GROUP I DELINQUENCY EVENT: A Group I Delinquency Event shall be in effect on a Distribution Date, if the related Three Month Delinquency Rate exceeds [o]% of the related Senior Enhancement Percentage for such Distribution Date.

         GROUP I EXCESS INTEREST: As to any Distribution Date, the related Available Funds remaining after the application of payments pursuant to Section 5.01(a)(i)(1) through (8).

         GROUP I INTEREST RATE CAP AGREEMENT: The interest rate cap agreement relating to the Group I Certificates, dated [o] between the Cap Provider and the Securities Administrator, on behalf of the Trust, substantially in the form of Exhibit Q hereto.

         GROUP I NET RATE CAP: For any Class of Group I Certificates and any Distribution Date, the per annum rate equal to the product of (i) the weighted average Net Loan Rate of the Mortgage Loans in Loan Group I, expressed as a per annum rate and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Interest Period, adjusted to take into account any Principal Prepayments in full that are received and distributed in the preceding calendar month.

         GROUP I NET RATE CAP CARRYOVER: As to any Distribution Date and any Class of Group I Certificates, the sum of (i) the excess, if any, of the related Class Monthly Interest Amount, calculated at the applicable Certificate Rate (without regard to the Group I Net Rate Cap), over the Class Monthly Interest Amount for such Distribution Date, (ii) any excess described in clause (i) remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) for the related Interest Period calculated at the applicable Certificate Rate (without regard to the Group I Net Rate Cap).

         GROUP I PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, the lesser of (1) the aggregate Class Principal Balance of the Group I Certificates immediately preceding such Distribution Date and (2) the sum of (x) the related Basic Principal Amount for such Distribution Date minus the related Excess Overcollateralization Amount, if any, for such Distribution Date and (y) the related Subordination Increase Amount, if any, for such Distribution Date.

         GROUP I POOL BALANCE: With respect to any date, the aggregate of the Principal Balances of the Mortgage Loans in Loan Group I as of such date.

         GROUP I REQUIRED OVERCOLLATERALIZATION AMOUNT: As to any Distribution Date (a) prior to the Group I Stepdown Date, the product of (x) [o]% and (y) the related Cut-Off Date Pool Balance; and (b) on and after the Group I Stepdown Date, the greater of (A) the lesser of (i) the product of (x) [o]% and (y) the related Cut-Off Date Pool Balance and (ii) the product of (x) [o]% and (y) the Group I Pool Balance at the end of the related Due Period and (B) the related OC Floor; PROVIDED, HOWEVER, that on each Distribution Date during the continuance of (a) a Group I Delinquency Event (whether or not a Group I Cumulative Loss Event is continuing), the Group I Required Overcollateralization Amount will equal the Group I Required Overcollateralization Amount in effect as of the immediately preceding Distribution Date or (b) a Group I Cumulative Loss Event (and a Group I Delinquency Event is not then continuing), the Group I Required Overcollateralization Amount will equal the lesser of (x) the Group I Required Overcollateralization Amount in effect as of the immediately preceding Distribution Date and (y) the product of [o]% and the Group I Pool Balance as of the end of the related Due Period. Notwithstanding the foregoing, the Group I Required Overcollateralization Amount shall never be less than the related OC Floor.

         GROUP I SENIOR PRINCIPAL DISTRIBUTION AMOUNT: As to (a) any Distribution Date prior to the Group I Stepdown Date or during the continuance of a Group I Delinquency Event, the lesser of (i) 100% of the Group I Principal Distribution Amount and (ii) the aggregate Class Principal Balance of the Class AV Certificates immediately prior to such Distribution Date, and (b) any other Distribution Date, an amount equal to the lesser of (x) the Group I Principal Distribution Amount and (y) the excess, if any, of (i) the aggregate Class Principal Balance of the Class AV Certificates immediately prior to such Distribution Date over (ii) the lesser of (x) the product of [o]% and the Group I Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Distribution Date and (y) the Group I Pool Balance as of the last day of the related Due Period minus the related OC Floor.

         GROUP I STEPDOWN DATE: The earlier to occur of (x) the first Distribution Date after the Distribution Date on which the aggregate Class Principal Balance of the Class AV Certificates is reduced to zero and (y) the later to occur of (i) the Distribution Date in [o] and (ii) the first Distribution Date on which the related Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the related Mortgage Loans, but prior to distribution of the Group I Principal Distribution Amount and Group II Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution
Date) is at least equal to [o]%.

         GROUP II CERTIFICATES:  The Class AF and Class MF Certificates.

         GROUP II CUMULATIVE LOSS EVENT: For any Distribution Date in the applicable period below, if Group II Cumulative Net Losses exceed the applicable percentage set forth below for the related Distribution Date:


          Number of
          DISTRIBUTION DATES                       PERCENTAGES
          ------------------                       -----------

          37-48
          49-60
          61-72
          73 and thereafter

         GROUP II CUMULATIVE NET LOSSES: As of any date of determination, the aggregate of the Liquidation Loan Losses related to Loan Group II incurred from the Cut-Off Date through the end of the calendar month preceding such date of determination, expressed as a percentage of the related Cut-Off Date Pool Balance.

         GROUP II DELINQUENCY EVENT: A Group II Delinquency Event shall be in effect on a Distribution Date, if the related Three Month Delinquency Rate exceeds 45% of the related Senior Enhancement Percentage for such Distribution Date.

         GROUP II EXCESS INTEREST: As to any Distribution Date, the related Available Funds remaining after the application of payments pursuant to Section 5.01(a)(ii)(1) through (13).

         GROUP II NET RATE CAP: For any Class of Group II Certificates and any Distribution Date, the per annum rate equal to the weighted average Net Loan Rate of the Mortgage Loans in Loan Group II, expressed as a per annum rate, and with respect to the Class AF-1 Certificates only, the resulting amount multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Interest Period, adjusted to take into account any Principal Prepayments in full that are received and distributed in the preceding calendar month.

         GROUP II NET RATE CAP CARRYOVER: As to any Distribution Date and any Class of Group II Certificates, the sum of (i) the excess, if any, of the related Class Monthly Interest Amount, calculated at the applicable Certificate Rate (without regard to the Group II Net Rate Cap), over the Class Monthly Interest Amount for such Distribution Date, (ii) any excess described in clause
(i) remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) for the related Interest Period calculated at the applicable Certificate Rate (without regard to the Group II Net Rate Cap).

         GROUP II POOL BALANCE: With respect to any date, the aggregate of the Principal Balances of the Mortgage Loans in Loan Group II as of such date.

         GROUP II PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, the lesser of (1) the aggregate Class Principal Balance of the Group II Certificates immediately preceding such Distribution Date and (2) the sum of (x) the related Basic Principal Amount for such Distribution Date minus the related Excess Overcollateralization Amount, if any, for such Distribution Date and (y) the related Subordination Increase Amount, if any, for such Distribution Date.

         GROUP II REQUIRED OVERCOLLATERALIZATION AMOUNT: As to any Distribution Date (a) prior to the Group II Stepdown Date, the product of (x) [o]% and (y) the related Cut-Off Date Pool Balance; and (b) on and after the Group II Stepdown Date, the greater of (A) the lesser of (i) the product of (x) [o]% and
(y) the related Cut-Off Date Pool Balance and (ii) the product of (x) [o]% and
(y) the Group II Pool Balance at the end of the related Due Period and (B) the related OC Floor; PROVIDED, HOWEVER, that on each Distribution Date during the continuance of (a) a Group II Delinquency Event (whether or not a Group II Cumulative Loss Event is continuing), the Group II Required Overcollateralization Amount will equal the Group II Required Overcollateralization Amount in effect as of the immediately preceding Distribution Date or (b) a Group II Cumulative Loss Event (and a Group II Delinquency Event is not then continuing), the Group II Required Overcollateralization Amount will equal the lesser of (x) the Group II Required Overcollateralization Amount in effect as of the immediately preceding Distribution Date and (y) the product of [o]% and the Group II Pool Balance as of the end of the related Due Period. Notwithstanding the foregoing, the Group II Required Overcollateralization Amount shall never be less than the related OC Floor.

         GROUP II SENIOR PRINCIPAL DISTRIBUTION AMOUNT: As to (a) any Distribution Date prior to the Group II Stepdown Date or during the continuance of a Group II Delinquency Event, the lesser of (i) 100% of the Group II Principal Distribution Amount and (ii) the aggregate Class Principal Balance of the Class AF Certificates immediately prior to such Distribution Date, and (b) any other Distribution Date, an amount equal to the lesser of (x) the Group II Principal Distribution Amount and (y) the excess, if any, of (i) the aggregate Class Principal Balance of the Class AF Certificates immediately prior to such Distribution Date over (ii) the lesser of (x) the product of [o]% and the Group II Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Distribution Date and (y) the Group II Pool Balance as of the last day of the related Due Period minus the related OC Floor.

         GROUP II STEPDOWN DATE: The earlier to occur of (x) the first Distribution Date after the Distribution Date on which the aggregate Class Principal Balance of the Class AF Certificates is reduced to zero and (y) the later to occur of (i) the Distribution Date in [o] and (ii) the first Distribution Date on which the related Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the related Mortgage Loans, but prior to distribution of the Group I Principal Distribution Amount and Group II Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution
Date) is at least equal to [o]%.

         HIGH COST HOME LOAN: A Mortgage Loan classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, (b) a "high cost," "threshold," "covered," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) a "High Cost Loan" or "Covered Loan" as defined in the current S&P LEVELS(R) Glossary.

         INSURANCE PROCEEDS: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan or Mortgaged Property, or amounts required to be paid by the Servicer pursuant to Section 3.05, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

         INTEREST PERIOD: With respect to the Adjustable Rate Certificates, the period from the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) through the day preceding the applicable Distribution Date, calculated on the basis of a 360-day year and the actual number of days in the applicable Interest Period. With respect to the Fixed Rate Certificates, Class BIO Certificates and each REMIC II Regular Interest and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs, which such calendar month shall be deemed to have 30 days.

         INTEREST RATE ADJUSTMENT DATE: With respect to each adjustable-rate Mortgage Loan, the date or dates on which the Loan Rate is subject to adjustment in accordance with the related Mortgage Note.

         INTEREST RATE CAP PAYMENT DATE: The date set forth in the Group I Interest Rate Cap Agreement as the monthly date on which the Cap Provider is required to make a payment, if any, to the Trust.

         INTEREST RATE CAP TERMINATION DATE: With respect to the Group I Interest Rate Cap Agreement, the Interest Rate Cap Payment Date in [o] after any required payment is made.

         INTEREST REMITTANCE AMOUNT: As of any Distribution Date and each Loan Group, the portion of the related Available Funds that constitutes amounts in respect of interest.

         LIBOR BUSINESS DAY: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

         LIFETIME RATE CAP: With respect to each adjustable-rate Mortgage Loan, the maximum Loan Rate permitted over the life of such Mortgage Loan, as provided by the terms of the related Mortgage Note.

         LIQUIDATED MORTGAGE LOAN: As to any Distribution Date, a Mortgage Loan with respect to which the Servicer has determined, in accordance with the servicing procedures specified herein as of the end of the preceding related Prepayment Period, that all Liquidation Proceeds which it expects to recover with respect to such Mortgage Loan (including the disposition of the related REO Property) have been received.

         LIQUIDATION LOAN LOSSES: For each Liquidated Mortgage Loan the amount, if any, by which the Principal Balance thereof plus accrued and unpaid interest thereon is in excess of the Net Liquidation Proceeds realized with respect thereto.

         LIQUIDATION PROCEEDS: Proceeds (including Insurance Proceeds) received in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise, other than Recoveries.

         LOAN GROUP:  Either Loan Group I or Loan Group II.

         LOAN GROUP I: The Mortgage Loans identified on the Mortgage Loan Schedule as being part of Loan Group I.

         LOAN GROUP II: The Mortgage Loans identified on the Mortgage Loan Schedule as being part of Loan Group II.

         LOAN INDEX: With respect to each Interest Rate Adjustment Date for each adjustable-rate Mortgage Loan that is identified on the Mortgage Loan Schedule as having a LIBOR Loan Index, the average of the interbank offered rate for six-month U.S. dollar denominated deposits in the London Market, as determined according to the terms of the related Note.

         LOAN RATE: With respect to any Mortgage Loan as of any day, the per annum rate of interest applicable under the related Mortgage Note to the calculation of interest for such day on the Principal Balance.

         MAINTENANCE: With respect to any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

         MAJORITY CERTIFICATEHOLDER: The Holder or Holders of Certificates evidencing Voting Rights in excess of 51% in the aggregate.

         MARGIN: As to any adjustable-rate Mortgage Loan, the percentage set forth as the "Margin" for such Mortgage Loan on the Mortgage Loan Schedule.

         MASTER REMIC:  REMIC I.

         MASTER SERVICER: [o], a national banking association or any successor thereto or any successor hereunder.

         MASTER SERVICER EVENT OF DEFAULT: As defined in Section 8.03.

         MASTER SERVICING FEE: As to each Distribution Date and each Mortgage Loan, the monthly fee payable to the Master Servicer, which is calculated as an amount equal to the product of one-twelfth of the Master Servicing Fee Rate and the Principal Balance thereof at the beginning of the related Due Period.

         MASTER SERVICING FEE RATE: For any Distribution Date, [o]% per annum.

         MASTER SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans whose name and specimen signature appear on a list of master servicing officers furnished to the Trustee and the Securities Administrator by the Master Servicer, as such list may be amended from time to time.

         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS MORTGAGE LOAN: Any Mortgage Loan registered with MERS on the MERS System.

         MERS(R) SYSTEM: The system of recording transfers of mortgages electronically maintained by MERS.

         MIN: The Mortgage Identification Number for any MERS Mortgage Loan.

         MOM LOAN: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

         MONTHLY ADVANCE: An advance made by the Servicer or the Master Servicer pursuant to Section 3.15 or Section 4.16, respectively.

         MONTHLY PAYMENT: The scheduled monthly payment of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan.

         MOODY'S: Moody's Investors Service, Inc. or its successor in interest.

         MORTGAGE: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

         MORTGAGE FILE: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         MORTGAGE LOAN SCHEDULE: With respect to any date, the schedule of Mortgage Loans constituting assets of the Trust, which on the Closing Date shall be the schedule set forth herein as Exhibit C, which schedule sets forth as to each Mortgage Loan: (i) the Cut-Off Date Principal Balance, (ii) the account number, (iii) the original principal amount, (iv) the CLTV as of the date of the origination of the related Mortgage Loan, (v) the Due Date, (vi) the Loan Rate as of the Cut-Off Date, (vii) the first date on which a Monthly Payment is or was due under the Mortgage Note, (viii) the original stated maturity date of the Mortgage Note and if the Mortgage Loan is a Balloon Loan, the amortization terms, (ix) the remaining number of months to maturity as of the Cut-Off Date,
(x) the state in which the related Mortgaged Property is situated, (xi) the type of property, (xii) the lien status, (xiii) whether the Mortgage Loan is a MERS Mortgage Loan and, if so, its corresponding MIN, (xiv) the applicable Loan Group and (xv) with respect to each adjustable-rate Mortgage Loan, (a) the Periodic Rate Cap, (b) the Margin, (c) the Lifetime Rate Cap and (d) the next Interest Rate Adjustment Date after the Cut-Off Date. The Seller shall indicate to the Trustee, Master Servicer and Securities Administrator which Mortgage Loans, if any, are Cooperative Loans. The Mortgage Loan Schedule will be amended by the Seller from time to time to reflect the substitution of an Eligible Substitute Mortgage Loan for a Defective Mortgage Loan from time to time hereunder.

         MORTGAGE LOANS: The mortgage loans that are transferred and assigned to the Trustee, on behalf of the Trust, on the Closing Date, pursuant to Sections
2.01 and 2.05, together with the Related Documents, and are held by the Custodian on behalf of the Trustee as a part of the Trust, exclusive of Mortgage Loans that are transferred to the Servicer or the Seller, as the case may be, from time to time pursuant to Section 2.02, 2.04 or 3.16, such mortgage loans originally so held being identified in the Mortgage Loan Schedule, set forth on Exhibit C hereto, delivered on the Closing Date.

         MORTGAGE NOTE: With respect to a Mortgage Loan, the note pursuant to which the related mortgagor agrees to pay the indebtedness evidenced thereby which is secured by the related Mortgage.

         MORTGAGED PROPERTY: The underlying property, including real property and improvements thereon, securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

         MORTGAGOR:  The obligor or obligors under a Mortgage Note.

         NET LIQUIDATION PROCEEDS: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of unreimbursed Servicing Fees, Master Servicing Fees, Servicing Advances and Monthly Advances with respect thereto.

         NET LOAN RATE: With respect to any Mortgage Loan as to any day, the Loan Rate less the Expense Fee Rate.

         NET RATE CAP: Either the Group I Net Rate Cap or the Group II Net Rate Cap.

         NET RATE CAP CARRYOVER: Either the Group I Net Rate Cap Carryover or the Group II Net Rate Cap Carryover.

         NET RATE CAP FUND: The account established and maintained pursuant to
Section 5.07.

         NET RATE CAP FUND DEPOSIT: As defined in Section 5.07.

         NIMS NOTES: The aggregate $[o] initial principal amount of Notes, Series [o] issued by the NIMs Trust, issued pursuant to the Indenture, dated as of [o], between the NIMs Trust and [o], as indenture trustee, the collateral for which consists of, primarily, the Class P and Class BIO Certificates.

         NIMS TRUST: Means Renaissance NIM Trust [o], which, upon issuance of the Certificates on Closing Date, shall be the registered owner of the Class P and Class BIO Certificates.

         NINETY DAY DELINQUENCY RATE: As to any Distribution Date and each Loan Group, the percentage equivalent of a fraction, the numerator of which is the aggregate Principal Balances of (a) the related Mortgage Loans that are ninety
(90) or more days delinquent as of the last day of the related Prepayment Period, (b) all REO Property and (c) the related Mortgage Loans in foreclosure or in bankruptcy and the denominator of which is the Group I Pool Balance or the Group II Pool Balance, as applicable, as of the last day of the related Due Period.

         NONRECOVERABLE ADVANCES: With respect to any Mortgage Loan, (i) any Servicing Advance or Monthly Advance previously made and not reimbursed pursuant to Section 3.03(ii) or Section 5.04 or (ii) a Servicing Advance or Monthly Advance proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith business judgment of the Servicer or the Master Servicer, as applicable, as evidenced by an Officer's Certificate delivered to the Seller, the Master Servicer, the Securities Administrator and the Trustee no later than the Business Day following such determination, would not be ultimately recoverable pursuant to Section 3.03(ii) or Section 5.04.

         OC FLOOR: An amount equal to [o]% of the related Cut-Off Date Pool Balance.

         OFFERED CERTIFICATES: The Senior Certificates and the Subordinate Certificates.

         OFFICER'S CERTIFICATE: A certificate signed by the President, an Executive Vice President, a Senior Vice President, a First Vice President, a Vice President, Assistant Vice President, the Treasurer, Assistant Treasurer, Assistant Secretary, Controller or Assistant Controller of the Servicer or the Master Servicer and delivered to the Trustee, the Master Servicer, the Securities Administrator or the Custodian.

         OPINION OF COUNSEL: A written opinion of counsel reasonably acceptable to the Trustee and the Securities Administrator, who may be in-house counsel for the Servicer, the Master Servicer, the Depositor or the Seller (except that any opinion relating to the qualification of the Trust as a REMIC or compliance with the REMIC Provisions must be an opinion of independent outside counsel) and who, in the case of opinions delivered to each Rating Agency, is reasonably acceptable to it.

         OPTIONAL TERMINATION DATE: The Distribution Date following the Due Period at the end of which the sum of the Group I Pool Balance and Group II Pool Balance is less than 10% of the sum of the Cut-Off Date Pool Balance for each Loan Group.

         ORIGINAL CLASS PRINCIPAL BALANCE: As to the Class BIO Certificates, the Class P and the Residual Certificates, $0. As to any Class of Offered Certificates, the respective amount set forth below opposite such Class:

                                              Original Class
         CLASS                                PRINCIPAL BALANCE
         -----                                -----------------

         AV-1
         AV-2
         AV-3
         MV-1
         MV-2
         MV-3
         MV-4
         AF-1
         AF-2
         AF-3
         AF-4
         AF-5
         AF-6
         MF-1
         MF-2
         MF-3
         MF-4
         MF-5
         MF-6
         MF-7
         MF-8
         MF-9                                 -----------------
         Total


         OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL: As to any Class of Certificates and any Distribution Date, the amount of Class Interest Carryover Shortfall for such Distribution Date.

         OVERCOLLATERALIZATION AMOUNT: As to any Distribution Date and each Loan Group, the excess, if any, of (i) the Group I Pool Balance or the Group II Pool Balance, as applicable, as of the end of the related Due Period over (ii) the aggregate Class Principal Balance of the related Classes of Certificates after giving effect to the distribution of the Group I Principal Distribution Amount or the Group II Principal Distribution Amount, as applicable, on such Distribution Date.

         OWNERSHIP INTEREST: As to any Certificate or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         PAYING AGENT:  Any paying agent appointed pursuant to Section 6.05.

         PERCENTAGE INTEREST: With respect to any Offered Certificate, the percentage obtained by dividing the denomination of such Certificate by the aggregate of the denominations of all Certificates of the same Class. With respect to a Residual Certificate, the portion of the Class evidenced thereby as stated on the face thereof, which shall be either 99.999999% or, but only with respect to the Tax Matters Person Residual Interest held by the Tax Matters Person, 0.000001%. With respect to a Class P Certificate or a Class BIO Certificate, the percentage set forth on the face thereof.

         PERIODIC RATE CAP: With respect to each adjustable-rate Mortgage Loan with respect to which the related Mortgage Note provides for a periodic rate cap, the maximum percentage increase or decrease in the Loan Rate permitted for such Mortgage Loan over the Loan Rate in effect as of an Interest Rate Adjustment Date, as set forth on the Mortgage Loan Schedule.

         PERMITTED TRANSFEREE: Any Person other than (i) the United States or any State or any political subdivision thereof or any agency or instrumentality of any of the foregoing; (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing; (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code section
521) on any excess inclusions (as defined in Section 860E(c)(1)) with respect to any Residual Certificate; (iv) rural electric and telephone cooperatives described in Code section 1381(a)(2)(C); (v) a Person that is not (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State thereof, or the District of Columbia, (c) an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or (d) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust; (vi) an "electing large partnership" within the meaning of Section 775 of the Code, or (vii) any other Person so designated by the Securities Administrator based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust to fail to qualify as a REMIC at any time the Certificates are outstanding. The terms "United States", "State" and "international organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

         PERSON: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         PREPAYMENT ASSUMPTION: With respect to the Mortgage Loans in Loan Group I, a 100% Prepayment Assumption assumes a prepayment rate of [o]% CPR per annum of the outstanding Principal Balance of such Mortgage Loans in each month of the life of such Mortgage Loans. With respect to the Mortgage Loans in Loan Group II, a 100% Prepayment Assumption assumes a prepayment rate of [o]% home equity prepayment assumption, or HEP. [o]% HEP assumes a constant prepayment rate, or CPR, of [o]% of the then outstanding Principal Balance of such Mortgage Loans in the first month and an additional [o]% CPR in each month thereafter up to the tenth month. Beginning in the tenth month and thereafter, [o]% HEP assumes a [o]% CPR.

         PREPAYMENT CHARGE: As to a Mortgage Loan, any charge to be paid by a Mortgagor in connection with certain partial prepayments and all prepayments in full made during the related Prepayment Charge Period, the Prepayment Charges with respect to each applicable Mortgage Loan so held by the Trust being identified in the Prepayment Charge Schedule (other than any Prepayment Charge Payment Amount).

         PREPAYMENT CHARGE PAYMENT AMOUNT: The amounts payable by the Seller or the Servicer, as the case may be, pursuant to Section 3.21.

         PREPAYMENT CHARGE PERIOD: As to any Mortgage Loan, the period of time, if any, during which a Prepayment Charge may be imposed.

         PREPAYMENT CHARGE SCHEDULE: As of any date, the list of Mortgage Loans subject to Prepayment Charges included in the Trust on such date, attached hereto as Exhibit R (including the prepayment charge summary attached thereto). The Prepayment Charge Schedule shall set forth the following information with respect to each such Mortgage Loan subject to a Prepayment Charge:

         (i)      the Mortgage Loan account number;

         (ii)     a code indicating the type of Prepayment Charge;

         (iii) the first date on which a Monthly Payment is or was due under the related Mortgage Note;

         (iv)     the original term of the Prepayment Charge;

         (v)      the Cut-Off Date Principal Balance of the related Mortgage
                  Loan; and

         (vi)     the remaining term of the Prepayment Charge.

         The Prepayment Charge Schedule shall be amended by the Seller and delivered to the Trustee, the Securities Administrator, the Master Servicer and the Servicer from time to time in accordance with the provisions of this Agreement, and the Trustee , the Securities Administrator, the Master Servicer and the Servicer shall have no responsibility to recalculate or otherwise review the information set forth therein.

         PREPAYMENT INTEREST SHORTFALL: With respect to any Distribution Date, for each Mortgage Loan that was the subject during the related Prepayment Period of a voluntary Principal Prepayment (other than Principal Prepayments in full that occur during the portion of the related Prepayment Period that is in the same calendar month as the Distribution Date), an amount equal to the excess, if any, of (i) 30 days of accrued interest on the Principal Balance of such Mortgage Loan at the Loan Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act), net of the Servicing Fee Rate (which shall constitute payment of the Servicing Fee with respect to such Mortgage Loan), with respect to the Servicer's obligation in respect of any Prepayment Interest Shortfall and net of the Master Servicing Fee Rate (which shall constitute payment of the Master Servicing Fee with respect to such Mortgage Loan), with respect to the Master Servicer's obligation in respect of any Prepayment Interest Shortfall, over (ii) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment.

         PREPAYMENT PERIOD: With respect to any Distribution Date and any Principal Prepayment in full, the period from the sixteenth day of the calendar month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, from the related Cut-off Date) through the fifteenth day of the month in which such Distribution Date occurs. With respect to any Distribution Date and any Curtailment, the calendar month preceding such Distribution Date.

         PRINCIPAL BALANCE: With respect to any date and as to any Mortgage Loan, other than a Liquidated Mortgage Loan, the related Cut-Off Date Principal Balance, minus all collections credited against the Cut-Off Date Principal Balance of such Mortgage Loan, as of such date. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan immediately prior to the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.

         PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Mortgage Loan in full (without regard to any Prepayment Charge that may have been collected by the Servicer in connection with such payment of principal).

         PROPRIETARY LEASE: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

         PROSPECTUS:  The base prospectus of the Depositor dated [o].

         PROSPECTUS SUPPLEMENT: The prospectus supplement dated [o] relating to the offering of the Offered Certificates.

         PURCHASE PRICE: As to any Mortgage Loan repurchased on any date pursuant to Section 2.02, 2.04 or 3.16, an amount equal to the sum of (i) the unpaid Principal Balance thereof, (ii) the greater of (a) all unpaid accrued interest thereon to the end of the Due Period preceding the Distribution Date on which such Purchase Price is included in Available Funds and (b) thirty (30) days' interest thereon, computed at the applicable Loan Rate; PROVIDED, HOWEVER, that if the purchaser is the Servicer, the amount described in clause (ii) shall be computed at the Loan Rate net of the Servicing Fee Rate (which shall constitute payment of the Servicing Fee with respect to such Mortgage Loan),
(iii) if the purchaser is the Seller, (x) any unreimbursed Servicing Advances with respect to such Mortgage Loan and (y) expenses reasonably incurred or to be incurred by the Servicer, the Master Servicer, the Securities Administrator, the Trust or the Trustee in respect of the breach or defect giving rise to the purchase obligation, including costs due to any violations of any predatory or abusive lending law and (iv) the amount of any penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses incurred by or imposed on the Trustee, the Servicer, the Master Servicer, the Securities Administrator or the Trust or with respect to which any of them are liable arising from a breach by the Seller of its representations and warranties in Section 2.04.

         RATING AGENCY: Initially Moody's and S&P, and their successors and assigns. If such agency or a successor is no longer in existence, "Rating Agency" shall include such other statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Securities Administrator. References herein to the highest short term unsecured rating category of a Rating Agency shall mean "A-1" or better in the case of S&P and "P-1" or better in the case of Moody's. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of S&P and "Aaa" in the case of Moody's.

         RECOGNITION AGREEMENT: With respect to any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of such Mortgage Loan, which establishes the rights of such originator in the Cooperative Property.

         RECORD DATE: As to the Fixed Rate Certificates, Class BIO Certificates, Class P Certificates and the Residual Certificates and any Distribution Date, the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs. As to the Adjustable Rate Certificates and any Distribution Date, the Business Day preceding such Distribution Date (except in the case of the first Distribution Date, for which the Record Date shall be the Closing Date); provided, however, that if the Adjustable Rate Certificates are no longer Book-Entry Certificates, the "Record Date" shall be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         RECOVERY: With respect to any Liquidated Mortgage Loan, an amount received in respect of principal on such Mortgage Loan which has previously been allocated as an Applied Realized Loss Amount to a Class or Classes of Certificates net of reimburseable expenses.

         REFERENCE BANK RATE: As to any Interest Period relating to the Adjustable Rate Certificates as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the Adjustable Rate Certificates; PROVIDED that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator after consultation with the Seller, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the Adjustable Rate Certificates. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Interest Period.

         REFERENCE BANKS: Three major banks that are engaged in the London interbank market, selected by the Seller after consultation with the Securities Administrator.

         REGULAR CERTIFICATES: The Offered Certificates and the Class BIO Certificates.

         RELATED DOCUMENTS:  As defined in Section 2.01.

         RELEASED MORTGAGED PROPERTY PROCEEDS: As to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which are not released to the Mortgagor in accordance with applicable law and mortgage servicing standards the Servicer would use in servicing mortgage loans for its own account and this Agreement.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC I: The segregated pool of assets consisting of the REMIC II Regular Interests as described in Section 2.07.

         REMIC I CERTIFICATES: As defined in Section 2.07.

         REMIC I REGULAR INTEREST: As defined in Section 2.07.

         REMIC II: The segregated pool of assets consisting of the assets of the Trust other than the Net Rate Cap Fund, the Prepayment Charges and the Group I Interest Rate Cap Agreement.

         REMIC II REGULAR INTEREST: As defined in Section 2.07.

         REMIC CERTIFICATE MATURITY DATE: The "latest possible maturity date" as that term is defined in Section 2.09.

         REMIC CHANGE OF LAW: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to any REMIC and the REMIC Provisions issued after the Closing Date.

         REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         REO PROPERTY: A Mortgaged Property that is acquired by the Servicer or the Master Servicer on behalf of the Trust in foreclosure or by deed in lieu of foreclosure.

         RESIDENTIAL DWELLING: A one- to five-family dwelling, a five- to eight-family dwelling, a mixed use property, a unit in a planned unit development, a unit in a condominium development, a townhouse, a unit in a cooperative or a mobile home treated as real property under local law.

         RESIDUAL CERTIFICATES: The Class R-1 and Class R-2 Certificates, collectively.

         RESPONSIBLE OFFICER: When used with respect to the Securities Administrator, any officer assigned to the corporate trust group (or any successor thereto), including any executive vice president, senior vice president, first vice president, vice president, assistant vice president, controller, assistant controller, trust officer, any assistant secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement. When used with respect to the Trustee, any officer in the Corporate Trust Office with direct responsibility for the administration of this Agreement. When used with respect to the Depositor, the Seller, the Master Servicer or Servicer, the President or any Vice President, Assistant Vice President or any Secretary or Assistant Secretary.

         SAIF: The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or, if at any time after the execution of this Agreement the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

         SECURITIES ADMINISTRATOR: [o], a national banking association or any successor thereto or any successor hereunder.

         SECURITIES ADMINISTRATOR INFORMATION: As defined in Section 3.13 herein.

         SECURITY AGREEMENT: With respect to any Cooperative Loan, the agreement between the owner of the related Cooperative Shares and the originator of the related Mortgage Note, which defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

         SELLER:  Delta.

         SENIOR CERTIFICATE:  Any Group I or Group II Certificate.

         SENIOR CERTIFICATEHOLDER:  The Holder of a Senior Certificate.

         SENIOR ENHANCEMENT PERCENTAGE: As to any Distribution Date and each Loan Group, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the aggregate Class Principal Balances of the related Subordinate Certificates and (ii) the related Overcollateralization Amount (in each case, on the prior Distribution Date) and the denominator of which is the Group I Pool Balance or the Group II Pool Balance, as applicable, as of the last day of the prior Due Period.

         SERVICER: [o], a federally chartered savings bank or any successor thereto or any successor hereunder.

         SERVICER EVENT OF DEFAULT:  As defined in Section 8.01.

         SERVICER INFORMATION:  As defined in Section 3.13 herein.

         SERVICER REIMBURSEMENT AMOUNT:  As defined in Section 3.20.

         SERVICER TERMINATION TEST: The Servicer Termination Test is failed if either (x) Cumulative Net Losses for the Mortgage Loans exceed [o]% of the aggregate Original Class Principal Balance of the Offered Certificates or (y) the most recent Three Month 90-Day Delinquency Rate exceeds 30%.

         SERVICING ADVANCES: All reasonable and customary "out of pocket" costs and expenses incurred prior to, on or after the Cut-Off Date in the performance by the Servicer of its servicing obligations under this Agreement, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures and any litigation related to a Mortgage Loan, (iii) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (iv) compliance with the obligations under Section 3.04, 3.06 or 3.19, (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 3.17, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Sections 3.03(ii) and (vi), and 3.06 and (vi) correcting any outstanding title issues (i.e., any lien or encumbrance on the Mortgaged Property that prevents the effective enforcement of the intended lien position) not customarily processed internally by servicers in the servicing industry reasonably necessary for the Servicer to perform its obligations under this Agreement.

         SERVICING CERTIFICATE: A certificate completed and executed by a Servicing Officer on behalf of the Servicer.

         SERVICING COMPENSATION: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 3.08.

         SERVICING FEE: As to each Distribution Date and each Mortgage Loan, the monthly fee payable to the Servicer, which is calculated as an amount equal to the product of one-twelfth of the Servicing Fee Rate and the Principal Balance thereof at the beginning of the related Due Period.

         SERVICING FEE RATE:  For any Distribution Date, [o]% per annum.

         SERVICING OFFICER: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee, the Master Servicer and the Securities Administrator by the Servicer, as such list may be amended from time to time.

         SERVICING RIGHTS OWNER: The Servicer or an Affiliate of the Servicer that has acquired or may acquire ownership of the servicing rights associated with the servicing rights and obligations under this Agreement.

         SERVICING RIGHTS PLEDGEE:  As defined in Section 7.04.

         SERVICING TRANSFER COSTS: All reasonable costs and expenses incurred by the Successor Servicer or the Successor Master Servicer in connection with the transfer of servicing from a predecessor Servicer or the transfer of master servicing from the predecessor Master Servicer, as applicable, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all electronic servicing data and the completion, correction or manipulation of such electronic servicing data as may be required by the successor to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor to service or master service, as applicable, the Mortgage Loans properly and effectively.

         SIXTY DAY DELINQUENCY RATE: As to any Distribution Date and each Loan Group, the percentage equivalent of a fraction, the numerator of which is the aggregate of the Principal Balances of (a) the related Mortgage Loans that are 60 or more days delinquent, (b) the related Mortgage Loans that are 60 or more days delinquent and in bankruptcy or foreclosure and (c) all REO Property, in each case, as of the last day of the preceding month, and the denominator of which is the Group I Pool Balance or the Group II Pool Balance, as applicable, as of the last day of the related Due Period.

         S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

         STARTUP DAY:  The day designated as such pursuant to Section 2.08.

         SUBORDINATE CERTIFICATES: Any Certificate executed and authenticated by the Securities Administrator substantially in the form set forth in Exhibit A and designated as a Class MV Certificate or Class MF Certificate pursuant to
Section 6.01.

         SUBORDINATION DEFICIENCY: As to any Distribution Date and each Loan Group, the excess, if any, of (i) the Group I Required Overcollateralization Amount or the Group II Required Overcollateralization Amount, as applicable, for such Distribution Date over (ii) the related Overcollateralization Amount for such Distribution Date after giving effect to the distribution of the related Basic Principal Amount on such Distribution Date.

         SUBORDINATION INCREASE AMOUNT: As to any Distribution Date and each Loan Group, the lesser of (i) the related Subordination Deficiency and (ii) the Group I Excess Interest or the Group II Excess Interest, as applicable.

         SUBORDINATION REQUIRED OVERCOLLATERALIZATION AMOUNT: As to any Distribution Date on which a Group I Delinquency Event or a Group II Delinquency Event, as applicable, does not exist and each Loan Group, the Group I Required Overcollateralization Amount or the Group II Required Overcollateralization Amount, as applicable without giving effect to the related OC Floor calculation. As to any other Distribution Date, the Group I Required Overcollateralization Amount or the Group II Required Overcollateralization Amount, as applicable.

         SUBSERVICER: Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies the requirements set forth in Section 3.01(b) in respect of the qualification of a Subservicer.

         SUBSERVICING AGREEMENT: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 3.01(b), a copy of which shall be delivered, along with any modifications thereto, to the Trustee, the Master Servicer and the Securities Administrator.

         SUBSTITUTION ADJUSTMENT: As to any date on which a substitution occurs pursuant to Section 2.05, the sum of (a) the excess of (i) the aggregate Principal Balances of all Defective Mortgage Loans to be replaced by Eligible Substitute Mortgage Loans (after application of principal payments received on or before the date of substitution of any Eligible Substitute Mortgage Loans as of the date of substitution) over (ii) the Principal Balance of such Eligible Substitute Mortgage Loans and (b) the greater of (x) accrued and unpaid interest on such excess through the Due Period relating to the Distribution Date for which such Substitution Adjustment will be included as part of Available Funds and (y) thirty (30) days' interest on such excess calculated on a 360-day year in each case at the Loan Rate and (c) the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Defective Mortgage Loan and
(d) the amount referred to in clause (iv) of the definition of Purchase Price in respect of such Defective Mortgage Loan.

         SUCCESSOR SERVICER:  As defined in Section 8.02.

         SUCCESSOR MASTER SERVICER:  As defined in Section 8.04.

         TAX MATTERS FEE: As to any Distribution Date and each Loan Group, an amount equal to the product of (i) the Tax Matters Fee Rate and (ii) the aggregate Principal Balance of the Mortgage Loans in such Loan Group as of the beginning of the related Due Period.

         TAX MATTERS FEE RATE: As to any Distribution Date, an amount equal to the quotient of (i) $[o] divided by (ii) the sum of the Group I Pool Balance and the Group II Pool Balance as of the beginning of the related Due Period.

         TAX MATTERS PERSON:  As defined in Section 2.11.

         TAX MATTERS PERSON RESIDUAL INTEREST: A 0.000001% interest in each of the Class R-1 and Class R-2 Certificates, which shall be issued to and held by the Tax Matters Person.

         THREE MONTH DELINQUENCY RATE: As to any Distribution Date the arithmetic average of the Sixty Day Delinquency Rates of each Loan Group for the three Distribution Dates preceding such Distribution Date.

         THREE MONTH 90-DAY DELINQUENCY RATE: As to any Distribution Date and each Loan Group, the arithmetic average of the Ninety Day Delinquency Rates of such Loan Group for the three Distribution Dates preceding such Distribution Date.

         TRUST: The trust created by this Agreement, the corpus of which consists of the Mortgage Loans, such assets as shall from time to time be deposited in the Collection Account, the Distribution Account and the Net Rate Cap Fund, each in accordance with this Agreement, REO Property, certain hazard insurance policies maintained by the Mortgagors or the Servicer in respect of the Mortgage Loans, the rights of the Securities Administrator, on behalf of the Trust, under the Group I Interest Rate Cap Agreement, and all proceeds of each of the foregoing.

         TRUSTEE: [o], or any successor Trustee appointed in accordance with this Agreement that has accepted such appointment in accordance with this Agreement.

         UNDERWRITERS' EXEMPTION: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

         VOTING RIGHTS: The right to vote evidenced by a Certificate as follows: the Class BIO Certificates, in the aggregate, shall evidence Voting Rights equal to the percentage equivalent of a fraction, the numerator of which is the Required Overcollateralization Amount and the denominator of which is the Pool Balance; the Certificates, other than the Class BIO Certificates, shall evidence Voting Rights equal to 100% minus the Voting Rights evidenced by the Class BIO Certificates. The Voting Rights shall be allocated to the Certificates, other than the Class BIO Certificates, as follows: 1% to the Class P Certificates and 1% to the Residual Certificates in the aggregate and the remainder among the other Classes of Offered Certificates in proportion to their respective Class Principal Balances. Voting Rights allocated to a Class of Certificates shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

         Section 1.02. INTEREST CALCULATIONS. All calculations of interest that are made in respect of the Principal Balance of the Mortgage Loans shall be made on the basis of a 360-day year consisting of twelve 30-day months. The Certificate Rates for the Certificates shall be calculated on the basis set forth in the definition of Interest Period. The calculation of the Servicing Fee and the Trustee Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES;
                                  TAX TREATMENT

         Section 2.01. CONVEYANCE OF MORTGAGE LOANS.

         (a) The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and otherwise convey, to the Depositor, without recourse, (subject to Sections 2.02 and 2.04) (i) all of its right, title and interest in and to each Mortgage Loan, including the Cut-Off Date Principal Balance and all collections in respect of interest and principal received after the Cut-Off Date (other than payments in respect of accrued interest and principal due on or before [o]); (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) the Net Cap Fund Deposit; and (v) all proceeds of any of the foregoing.

         Immediately upon the conveyance referred to in the preceding paragraph, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Trustee on behalf of Certificateholders, without recourse, all of the Depositor's right, title and interest in and to each asset conveyed to the Depositor by the Seller, including all of the rights of the Depositor to require the Seller to comply with its obligations under this Agreement. In addition, on or prior to the Closing Date, the Depositor shall direct the Securities Administrator, on behalf of the Trust, to enter into the Group I Interest Rate Cap Agreement with the Cap Provider.

         It is agreed and understood by the parties hereto that it is not intended that any Mortgage Loan be included in the Trust that is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, the Home Loan Protection Act of New Mexico effective January 1, 2004 or the Massachusetts Predatory Home Loan Practices Act, effective as of November 7, 2004.

         In connection with such transfer, assignment and conveyance the Seller shall deliver to, and deposit with, the Trustee or the Custodian on behalf of the Trustee, on or before the Closing Date, the following documents or instruments with respect to each Mortgage Loan (the "Related Documents") and the related Mortgage Loan Schedule in computer readable format:

                  (i) The original Mortgage Note, with all prior and intervening endorsements showing a complete chain of endorsements from the originator of the Mortgage Loan to the Person so endorsing the Mortgage Loan to the Trustee, endorsed by such Person "Pay to the order of [o], as Trustee for [o] without recourse" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer;

                  (ii) For each Mortgage Loan that is not a MERS Mortgage Loan, any of: (1) the original Mortgage and related power of attorney, if any, with evidence of recording thereon, (2) (A) a copy of the Mortgage, if any, certified as a true copy of the original Mortgage by a Responsible Officer of the Seller by facsimile or manual signature or by the closing attorney or by an officer of the title insurer or agent of the title insurer that issued the related title insurance policy, in such case, if the original has been transmitted for recording until such time as the original is returned by the public recording office and (B) a copy of the related power of attorney, if any, or (3) a copy of the original recorded Mortgage and a copy of the related power of attorney, if any, certified by the public recording office. For each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the related Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                  (iii) For each Mortgage Loan, the original Assignment of Mortgage in recordable form, from the Seller in blank, or to "[o]";

                  (iv) The original lender's title insurance policy or a true copy thereof or, if such original lender's title insurance policy has been lost, a copy thereof certified by the appropriate title insurer to be true and complete or, if such lender's title insurance policy has not been issued as of the Closing Date, a marked up commitment (binder) to issue such policy;

                  (v) For each Mortgage Loan that was not a MERS Mortgage Loan at its origination, all intervening assignments, if any, showing a complete chain of assignments from the originator to the Seller, including any recorded warehousing assignments, with evidence of recording thereon, or a copy thereof certified by a Responsible Officer of the Seller by facsimile or manual signature, or by the closing attorney or by an officer of the title insurer or agent of the title insurer that issued the related title insurance policy, as a true copy of the original of such intervening assignments if the original has been transmitted for recording until such time as the original is returned by the public recording office or a copy of the original recorded intervening assignments certified by the public recording office;

                  (vi) Originals of all assumption, written assurance, substitution and modification agreements, if any; and

                  (vii) In the case of a Cooperative Loan, the originals of the following documents or instruments:

                  (a) The Cooperative Shares, together with a stock power in blank;

                  (b)      The executed Security Agreement;

                  (c)      The executed Proprietary Lease;

                  (d)      The executed Recognition Agreement;

                  (e)      The executed assignment of Recognition Agreement;

                  (f) The executed UCC-1 financing statements with evidence of recording thereon which have been filed in all places required to perfect the Seller's interest in the Cooperative Shares and the Proprietary Lease; and

                  (g) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

         In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at the Seller's expense, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders, by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of Certificates issued in connection with such Mortgage Loans. The Seller further agrees that it will not, and will not permit the Servicer or the Master Servicer to, and each of the Servicer and the Master Servicer agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         In instances where, for a Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage is not delivered as provided above, and in instances where intervening assignments called for by clause (v) above are unavailable, the Seller will deliver or cause to be delivered the original recorded Mortgage and intervening assignments to the Trustee or the Custodian on behalf of the Trustee promptly upon receipt thereof but in no event later than one year after the Closing Date.

         The Seller hereby confirms to the Depositor, the Securities Administrator and the Trustee that it has caused the portions of the Electronic Ledger relating to the Mortgage Loans to be clearly and unambiguously marked, and has made the appropriate entries in its general accounting records, to indicate that such Mortgage Loans have been transferred to the Trustee, as designee of the Depositor, and constitute part of the Trust in accordance with the terms of the trust created hereunder.

         (b) The parties hereto intend that the transactions set forth herein be a sale by the Seller to the Depositor of all the Seller's right, title and interest in and to the Mortgage Loans and other property described above and the sale by the Depositor to the Trust of all the Depositor's right, title and interest in and to the Mortgage Loans and other property described above. In the event either transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Depositor, and the Depositor hereby grants to the Trustee, a security interest in all of its respective right, title and interest in, to and under the Mortgage Loans and other property described above; and this Agreement shall constitute a security agreement under applicable law. The Seller, the Depositor and the Trustee (or the Securities Administrator on behalf of the Trustee) shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

         Except as may otherwise expressly be provided herein, neither the Seller, the Depositor, the Servicer, the Master Servicer, the Securities Administrator nor the Trustee shall (and the Servicer shall ensure that no Subservicer shall) assign, sell, dispose of or transfer any interest in the Trust or any portion thereof, or permit the Trust or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

         In the event that the parties hereto have failed to transfer the entire legal ownership in and to each Mortgage Loan to the Trust, the parties hereto intend that this document operate to transfer the entire equitable ownership interest in and to each Mortgage Loan to the Trust.

         (c) Within thirty (30) days of the Closing Date, the Seller, at its own expense, shall prepare and send for recording the Assignments of Mortgage in favor of the Trustee, in the appropriate real property or other records; PROVIDED, HOWEVER, that the Seller shall not be required to record Assignments of Mortgage if the related Mortgaged Property is located in a jurisdiction in which the recording thereof is not necessary to protect the interests of the Trustee or Certificateholders in the related Mortgage as evidenced by an Opinion of Counsel, in form and substance satisfactory to the Rating Agencies, delivered to the Trustee, the Securities Administrator and the Rating Agencies. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within thirty (30) days following the Closing Date, such Assignment of Mortgage shall be submitted for recording within thirty (30) days after receipt of such information but in no event later than one year after the Closing Date. The Trustee or the Custodian on behalf of the Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Seller shall be required to submit each such Assignment of Mortgage for recording. Any failure of the Seller to comply with this Section 2.01(c) shall result in the obligation of the Seller to purchase or substitute for the related Mortgage Loans pursuant to the provisions of Section 2.02.

         (d) Neither the Trustee nor the Custodian on behalf of the Trustee shall have any responsibility for reviewing any Mortgage File except as expressly provided in Section 2.02. Without limiting the effect of the preceding sentence, in reviewing any Mortgage File pursuant to such subsection, neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded, but shall not be required to determine whether any Person executing any document is authorized to do so or whether any signature thereon is genuine.

         (e) Notwithstanding the delivery of the Opinion of Counsel referred to in Section 2.01(c), Assignments of Mortgage shall be submitted by the Seller for recording within five (5) Business Days after the earlier to occur of (i) a transfer of the servicing of the Mortgage Loans from the Servicer and (ii) an Event of Default.

         Section 2.02. ACCEPTANCE BY TRUSTEE. The Trustee hereby acknowledges the sale and assignment of the Mortgage Loans, and, subject to the review provided for in this Section 2.02 and the period for delivery provided for in
Section 2.01, its receipt or that of the Custodian on behalf of the Trustee of the Mortgage Files, and declares that the Trustee or the Custodian on behalf of the Trustee holds and will hold such documents and all amounts received by it thereunder and hereunder in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders. If the Seller is given notice under this Section 2.02 that a Mortgage File is defective or incomplete and if the Seller does not correct or cure such omission or defect within the 90-day period specified in this Section 2.02, the Seller shall purchase such Mortgage Loan from the Trustee (i) on the Determination Date in the month following the month in which such 90-day period expired at the Purchase Price of such Mortgage Loan or (ii) upon the expiration of such 90-day period if the omission or defect would result in the related Mortgage Loan not being a Qualified Mortgage Loan for purposes of Section 860G(a)(3) of the Code. At any time the Seller exercises its option to repurchase any Mortgage Loan pursuant to
Section 2.04(b), the Seller shall notify the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee of any such repurchase no later than five Business Days prior to the Determination Date of the month in which it wishes to repurchase such Mortgage Loans and the Seller shall repurchase such Mortgage Loan from the Trustee on such Determination Date. The Purchase Price for any purchased or repurchased Mortgage Loan shall be delivered to the Servicer for deposit in the Collection Account (and the Servicer shall deposit such amount upon receipt) no later than the applicable Determination Date or the Business Day preceding the expiration of such 90-day period, as the case may be; and, upon receipt by the Trustee or the Custodian on behalf of the Trustee of written notification of such deposit signed by a Responsible Officer of the Seller, the Trustee or the Custodian on behalf of the Trustee shall release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller or its designee any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Seller to purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy against the Seller respecting such defect or omission available to the Servicer (in its role as such), the Master Servicer, the Certificateholders, the Securities Administrator or the Trustee on behalf of Certificateholders. An Opinion of Counsel to the effect set forth in Section 2.05(d) shall be delivered to the Trustee and the Securities Administrator in connection with any purchase or repurchase pursuant to this Section 2.02. If pursuant to the foregoing provisions the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Servicer shall, at the Seller's expense, either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller as the beneficial holder of such Mortgage Loan.

         The Seller, promptly following the transfer of (i) a Mortgage Loan from or (ii) an Eligible Substitute Mortgage Loan to the Trust pursuant to this
Section 2.02 or Section 2.05, as the case may be, shall amend the Mortgage Loan Schedule, appropriately mark the Electronic Ledger and make appropriate entries in its general account records to reflect such transfer and the addition of any Eligible Substitute Mortgage Loan, if applicable.

         On the Closing Date or no later than the 45th day following the Closing Date, the Trustee or the Custodian on behalf of the Trustee shall certify to the Seller, the Depositor and the Servicer (and the Trustee if the Custodian is so certifying) that it has reviewed each Mortgage File and that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the certification in the form annexed hereto as Exhibit O as not covered by such certification), (i) all documents constituting part of such Mortgage File required to be delivered to it pursuant to paragraphs (i) - (v) and (vii) of
Section 2.01(a) are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule which corresponds to items (ii) and (iii) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. If within such 45-day period the Trustee or the Custodian on behalf of the Trustee finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in said Mortgage Loan Schedule or, if in the course of its review, the Trustee or the Custodian on behalf of the Trustee determines that such Mortgage File is otherwise defective in any material respect, the Trustee or the Custodian on behalf of the Trustee shall promptly upon the conclusion of its review notify the Seller in the form of an exception report and the Seller shall have a period of ninety (90) days after such notice within which to correct or cure any such defect.

         On the 360th day following the Closing Date, the Trustee or the Custodian on behalf of the Trustee shall deliver to the Seller and the Servicer an exception report showing the documents outstanding pursuant to Section 2.01(a) along with a final certification annexed hereto as Exhibit P updated from the previous certification issued in the form of Exhibit O. The Trustee or the Custodian on behalf of the Trustee shall also maintain records adequate to determine the date on which any document required to be delivered to it after such 360th day following the Closing Date must be delivered to it, and on each such date, the Trustee or the Custodian on behalf of the Trustee shall review the related Mortgage File to determine whether such document has, in fact, been delivered. After the delivery of the final certification, a form of which is attached hereto as Exhibit P, (i) the Trustee or the Custodian on behalf of the Trustee shall provide to the Servicer and the Seller (and to the Trustee if delivered by the Custodian), no less frequently than monthly, updated exception reports showing the documents outstanding pursuant to Section 2.01(a) until all such exceptions have been eliminated and (ii) the Seller shall provide to the Trustee or the Custodian on behalf of the Trustee and the Servicer, no less frequently than monthly, updated certifications indicating the then current status of exceptions until all such exceptions have been eliminated; PROVIDED that the delivery of the final certification shall not act as a waiver of any of the rights the Certificateholders may have with respect to such exceptions, and all rights are reserved with respect thereto.

         Neither the Trustee nor the Custodian makes any representations as to and shall not be responsible to verify (i) the validity, sufficiency, legality, due authorization, recordation or genuineness of any document or (ii) the collectability, insurability or effectiveness of any of the Mortgage Loans.

         Section 2.03. REPRESENTATIONS AND WARRANTIES REGARDING THE SELLER, THE SERVICER, THE DEPOSITOR AND THE MASTER SERVICER.

         (a) The Seller represents and warrants that, as of the Closing Date:

                  (i) The Seller is a corporation licensed as a mortgage banker duly organized, validly existing and in good standing under the laws of the state of its incorporation and has, and had at all relevant times, full corporate power to originate the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement. The Seller has all necessary licenses and is qualified to transact business in and is in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification and no demand for such qualification has been made upon the Seller by any state having jurisdiction;

                  (ii) The execution and delivery of this Agreement by the Seller and the Seller's performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or any of its assets;

                  (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (iv) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

                  (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the knowledge of the Seller, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Seller of any of its obligations under, or the validity or enforceability of, this Agreement;

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

                  (vii) The Seller did not sell the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of its creditors; and the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Depositor;

                  (viii) The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claim;

                  (ix) The Seller is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS;

                  (x) No Officer's Certificate, statement, report or other document prepared by the Seller and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact;

                  (xi) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                  (xii) The transactions contemplated by this Agreement are in the ordinary course of business of the Seller; and

                  (xiii) The Seller has caused or hereby agrees to cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans, including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee.

         (b) The Servicer represents and warrants that, as of the Closing Date:

                  (i) The Servicer is a federally chartered savings bank duly organized, validly existing and in good standing under the laws of the United States and has, and had at all relevant times, full power to service the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (ii) The execution and delivery of this Agreement by the Servicer and the performance by it of and compliance with the terms of this Agreement will not violate the Servicer's charter or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

                  (iii) The Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally or the rights of creditors of insured institutions, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (iv) The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

                  (v) There are no actions or proceedings against, or investigations of, the Servicer pending or, to the knowledge of the Servicer, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Servicer of any of its obligations under, or the validity or enforceability of, this Agreement;

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

                  (vii) No Officer's Certificate, statement, report or other document prepared by the Servicer and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact;

                  (viii) The Servicer believes that the Servicing Fee Rate provides a reasonable level of base compensation to the Servicer for servicing the Mortgage Loans on the terms set forth herein;

                  (ix) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

                  (x) The collection practices used by the Servicer with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the non-conforming mortgage servicing business; and

                  (xi) The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

         (c) The Depositor represents and warrants that, as of the Closing Date:

                  (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has, and had at all relevant times, full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (ii) The execution and delivery of this Agreement by the Depositor and the performance by it of and compliance with the terms of this Agreement will not violate the Depositor's charter or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

                  (iii) The Depositor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (iv) The Depositor is not in violation of, and the execution and delivery of this Agreement by the Depositor and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

                  (v) There are no actions or proceedings against, or investigations of, the Depositor pending or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Depositor of any of its obligations under, or the validity or enforceability of, this Agreement;

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

                  (vii) With respect to each Mortgage Loan and following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims; and

                  (viii) The Depositor did not sell the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors; and the Depositor will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust.

         (d) The Master Servicer represents and warrants that, as of the Closing
Date:

                  (i) The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has, and had at all relevant times, full power to master service the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (ii) The execution and delivery of this Agreement by the Master Servicer and the performance by it of and compliance with the terms of this Agreement will not violate the Master Servicer's charter or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                  (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally or the rights of creditors of insured institutions, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (iv) The Master Servicer is not in violation of, and the execution and delivery of this Agreement by the Master Servicer and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Master Servicer or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

                  (v) There are no actions or proceedings against, or investigations of, the Master Servicer pending or, to the knowledge of the Master Servicer, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Master Servicer of any of its obligations under, or the validity or enforceability of, this Agreement;

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

                  (vii) No Officer's Certificate, statement, report or other document prepared by the Master Servicer and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact; and

                  (viii) The transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

         (e) The representations and warranties set forth in this Section 2.03 shall survive the sale and assignment of the Mortgage Loans to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Certificateholders, the Person discovering such breach shall give prompt written notice to the other parties. Within sixty (60) days of its discovery or its receipt of notice of such breach, or, with the prior written consent of a Responsible Officer of the Trustee or the Securities Administrator, such longer period specified in such consent, the Seller, the Depositor, the Master Servicer or the Servicer, as the case may be, shall cure such breach in all material respects.

         Section 2.04. REPRESENTATIONS AND WARRANTIES OF THE SELLER REGARDING THE MORTGAGE LOANS.

         (a) The Seller represents and warrants to the Servicer, Depositor, the Master Servicer, the Securities Administrator and the Trustee on behalf of the Certificateholders as follows as of the Closing Date:

                  1. The information set forth on the Mortgage Loan Schedule and the Prepayment Charge Schedule is complete, true and correct as of the dates as of which the information therein is given;

                  2. The Mortgage Notes and the Mortgages have not been assigned or pledged by the Seller to any Person other than warehouse lenders, and immediately prior to the transactions herein contemplated, the Seller had good and marketable title thereto, and was the sole owner and holder of the Mortgage Loans free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature (collectively, a "Lien"), other than any such Lien released simultaneously with the sale contemplated herein, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement, and immediately upon the transfer and assignment of each Mortgage Loan as contemplated by this Agreement, the Trust will be the sole beneficial owner of, each Mortgage Loan free and clear of any lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

                  3. With respect to any Mortgage Loan that is not a Cooperative Loan, each Mortgage is a valid and existing lien on the property therein described, and each Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage, except (i) liens for real estate taxes and special assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage,
                           (iv) in the case of a Mortgaged Property that is a condominium or an individual unit in a planned unit development, liens for common charges permitted by statute and (v) in the case of a Mortgage Loan secured by a second lien on the related Mortgaged Property, the related First Lien. Any security agreement, chattel mortgage or equivalent document related to the Mortgage and delivered to the Trustee or the Custodian on behalf of the Trustee establishes in the Seller a valid and subsisting lien on the property described therein, and the Seller has full right to sell and assign the same to the Trust;

                  4. The terms of each Mortgage Note and Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Trust, and which has been delivered to the Trustee or the Custodian on behalf of the Trustee. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule;

                  5. No instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Trustee or the Custodian on behalf of the Trustee;

                  6. Except with respect to delinquencies described in clause (12) hereof, no Mortgagor is in default in complying with the terms of its Mortgage Note or Mortgage, and the Seller has not waived any default, breach, violation or event of acceleration except that the Seller may have accepted late payments, and all taxes, governmental assessments, insurance premiums or water, sewer and municipal charges which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is more recent, to the day which precedes by one (1) month the Due Date of the first installment of principal and interest;

                  7. There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or otherwise, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

                  8. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting any Mortgaged Property which are, or may be, liens prior or equal to, or coordinate with, the lien of the Mortgage except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

                  9. All of the improvements that were included for the purpose of determining the Appraised Value of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

                  10. No improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  11. All parties that have had any interest in any Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were)
                           (1) in compliance with any and all licensing requirements of the United States and of the laws of the state wherein the Mortgaged Property is located that are applicable to such parties and (2)(A) organized under the laws of such state or (B) qualified to do business in such state or exempt from such qualification in a manner so as not to affect adversely the enforceability of such Mortgage Loan or
                           (C) federal savings and loan associations or national banks having principal offices in such state or (D) not doing business in such state;

                  12. With respect to the Mortgage Loans, as of the Cut-Off Date, (i) all payments required to be made on each Mortgage Loan under the terms of the related Mortgage Note have been made and none of the Mortgage Loans (by Cut-Off Date Pool Balance) are 31 or more days delinquent, and (ii) no payment required to be made on any Mortgage Loan has been more than 30 to 59 days delinquent more than once during the twelve (12) month period immediately preceding the Cut-Off Date;

                  13. Each of the documents and instruments included in a Mortgage File is duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans;

                  14. The Mortgage Notes and the related Mortgages are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage, and each Mortgage Note and Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

                  15. Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, applicable to the origination and servicing of the Mortgage Loans or otherwise applicable to the Mortgage Loans have been complied with, and the Seller has and shall maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee upon demand, evidence of compliance with all such requirements;

                  16. Except for Escrow Repair Loans, the proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid;

                  17. Each Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other form of policy acceptable to Fannie Mae or Freddie Mac, issued by and constituting the valid and binding obligation of a title insurer generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the case of a Mortgage Loan secured by a First Lien on the related Mortgaged Property and the second priority lien of the Mortgage in the case of a Mortgage Loan secured by a second lien on the related Mortgaged Property, in the original principal amount of the Mortgage Loan. The Seller is the sole named insured of such mortgage title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer or the same has been obtained, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

                  18. All improvements upon the Mortgaged Properties are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of this Agreement. If a Mortgaged Property was, at the time of origination of the related Mortgage Loan, in an area identified on a Flood Hazard Boundary Map or Flood Hazard Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and if the flood insurance policy referenced herein has been made available), a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in this Agreement. All individual insurance policies (collectively, the "hazard insurance policy") are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the Seller, its successors and assigns, as mortgagee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                  19. No Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or the related Mortgage, or the exercise of any right thereunder in accordance with the terms thereof, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  20. Each Mortgage Loan was originated or purchased and reunderwritten by the Seller;

                  21. Each Mortgage Loan is payable in Monthly Payments which would be sufficient, in the absence of late payments, to fully amortize such loan within the term thereof, beginning no later than sixty (60) days after disbursement of the proceeds of the Mortgage Loan. With the exception of no more than 1% of the Mortgage Loans which have interest rates that may be reduced if the related Mortgagor makes timely payments on such Mortgage Loan, each Mortgage Loan bears a fixed interest rate for the term of the Mortgage Loan or an adjustable-interest rate based on the related Loan Index;

                  22. Each Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the holder thereunder;

                  23.      No Mortgage Loan is a construction loan;

                  24. The Mortgage Notes are not and have not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause
                           (3) above;

                  25. Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale and
                           (ii) otherwise by judicial or nonjudicial foreclosure. There is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                  26. With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Trustee or the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor, which fees and expenses shall constitute Servicing Advances; 27. Each Mortgaged Property is located in the state identified in the Mortgage Loan Schedule. No residence or dwelling is a manufactured dwelling that is not treated as real property under local law. No Mortgaged Properties are held under a ground lease;

                  28. The Mortgage Loans were underwritten in accordance with the Seller's underwriting guidelines described in the Prospectus under the heading "The Seller--Loan Underwriting";

                  29. There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note;

                  30. No Mortgage Loan was originated under a buy-down plan;

                  31. Other than as provided by this Agreement, there is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagors;

                  32. With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File, except those documents delivered to the Trustee or Custodian on behalf of the Trustee, and there are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the document deliveries required hereby;

                  33. No Mortgage Loan was selected for inclusion under this Agreement on any basis which was intended to have a material adverse effect on the Certificateholders;

                  34. No Mortgage Loan has a shared appreciation or other contingent interest feature;

                  35. With respect to each Mortgage Loan secured by a second lien on the related Mortgaged Property:

                                    (a) the related First Lien does not provide
                           for negative amortization; and

                                    (b) either no consent for the Mortgage Loan
                           secured by a second lien on the related Mortgaged Property is required by the holder of the related First Lien or such consent has been obtained and is contained in the Mortgage File;

                  36. Each Mortgage Loan conforms, and all the Mortgage Loans in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement;

                  37. A full appraisal on forms approved by Fannie Mae or Freddie Mac or on a report of an insured automated valuation model of the related Mortgaged Property was performed in connection with the origination of each Mortgage Loan. Each appraisal or insured automation valuation model report meets guidelines that would be generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

                  38. To the best of the Seller's knowledge, no Mortgaged Property was, as of the related Cut-Off Date, located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

                  39. None of the Mortgage Loans are subject to a bankruptcy proceeding;

                  40. No more than [o]%,[o]%, and [o]% of the Cut-Off Date Pool Balance relates to Mortgage Loans originated or purchased under the Seller's limited documentation program, non-income verification program for self-employed borrowers or stated income program, respectively;

                  41. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

                  42. Each Cooperative Loan is secured by a valid, subsisting and enforceable perfected first lien and security interest in the related Mortgaged Property, subject only to (i) the rights of the Cooperative Corporation to collect Maintenance and assessments from the Mortgagor, (ii) the lien of the Blanket Mortgage, if any, on the Cooperative Property and of real property taxes, water and sewer charges, rents and assessments on the Cooperative Property not yet due and payable, and (iii) other matters to which like Cooperative Units are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement or the use, enjoyment, value or marketability of the Cooperative Unit. Each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first priority lien and security interest in the Cooperative Shares and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to the Seller or its designee establishes in the Seller a valid and subsisting perfected first lien on and security interest in the property described therein, and the Seller has full right to sell and assign the same;

                  43. Each Cooperative Corporation qualifies as a "cooperative housing corporation" as defined in
                           Section 216 of the Code;

                  44. Each adjustable-rate Mortgage Loan is secured by a first lien, and each fixed-rate Mortgage Loan is secured by a first or second lien;

                  45. Each Mortgage Loan that currently bears a fixed rate of interest, will bear such fixed rate of interest for the life of the Mortgage Loan;

                  46. Each Mortgage Loan will comply with the undertakings in, and no Mortgage Loan will be subject to the requirement for retrospective relief pursuant to, either (a) the Stipulated Order on Consent, dated as of September 17, 1999, among Delta Funding Corporation, Delta Financial Corporation and the Office of the Attorney General of the State of New York or (b) the Remediation Agreement, dated as of September 17, 1999, between Delta Funding Corporation and the Banking Department of the State of New York;

                  47. No Mortgage Loan was subject to (i) the Home Ownership and Equity Protection Act of 1994, (ii) the regulations promulgated by the New York State Banking Department (3 NYCRR Part 41), or (iii) except as set forth in clause (48) below, any other comparable regulations or legislation enacted by any other State or regulatory body;

                  48. Any Mortgage Loan that is subject to the regulations promulgated by the Illinois Office of Banks and Real Estate and the Department of Financial Institutions (Title 38 Chapter II Section 1050.155) or the regulations promulgated by the Vermont Commissioner of Banking (Vermont Stat. Ann. Title 9, Subsection 104, Reg. B-98-2) is in full compliance therewith as of the Closing Date;

                  49. With respect to each Mortgage Loan that has a Prepayment Charge feature, each such Prepayment Charge is enforceable and each Prepayment Charge is permitted pursuant to applicable federal, state and local law, subject to federal preemption where applicable;

                  50. Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable high cost (e.g., predatory and abusive) lending laws;

                  51. Each Mortgage Loan in Loan Group II bears interest at a fixed rate for the life of the Mortgage Loan; and

                  52. No Mortgage Loan is a High Cost Home Loan and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

                                    (b) It is understood and agreed that the
                           representations and warranties set forth in this
                           Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian on behalf of the Trustee and the termination of the rights and obligations of the Servicer pursuant to
                           Section 7.04 or 8.01. Upon discovery by the Seller, the Depositor, the Servicer, the Master Servicer or a Responsible Officer of the Trustee or the Securities Administrator of a breach of any of the foregoing representations and warranties, which materially and adversely affects the value of, or the interests of the Trust or the Certificateholders in, the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. Within sixty (60) days of its discovery or its receipt of notice of breach, the Seller shall use all reasonable efforts to cure such breach in all material respects or shall purchase such Mortgage Loan from the Trust or substitute an Eligible Substitute Mortgage Loan as provided in Section 2.05 for such Mortgage Loan. Any such purchase by the Seller shall be at the Purchase Price, and in each case shall be accomplished in the manner set forth in
                           Section 2.02. The Trustee shall enforce the Seller's obligations under this subparagraph. It is understood and agreed that the obligation of the Seller to cure, substitute or purchase any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such breach available to the Servicer (in its role as such), the Master Servicer (in its role as such), the Certificateholders, the Securities Administrator or the Trustee on behalf of Certificateholders. In addition, on any Distribution Date the Seller may, at its option, repurchase Mortgage Loans from the Trust (which such Mortgage Loans shall not be adversely selected), provided that such option shall terminate after the Seller has repurchased Mortgage Loans in the aggregate amount of 1% of the Cut-off Date Pool Balance. Any such repurchase by the Seller shall be at the Purchase Price, and in each case shall be accomplished in the manner set forth in Section 2.02. An Officer's Certificate and Opinion of Counsel to the effect set forth in Section 2.05(d) shall be delivered to the Trustee and the Securities Administrator in connection with any purchase or repurchase pursuant to this paragraph (b).

                                    Section 2.05. SUBSTITUTION OF MORTGAGE
                           LOANS.

         (a) On a Determination Date within two (2) years following the Closing Date and which is on or before the date on which the Seller would otherwise be required to repurchase a Mortgage Loan under Section 2.02 or 2.04, the Seller may deliver to the Trustee or the Custodian on behalf of the Trustee one or more Eligible Substitute Mortgage Loans in substitution for any one or more of the Defective Mortgage Loans which the Seller would otherwise be required to repurchase pursuant to Section 2.02 or 2.04.

         (b) The Seller shall notify the Servicer, the Master Servicer, the Securities Administrator and the Trustee in writing not less than five (5) Business Days before the related Determination Date which is on or before the date on which the Seller would otherwise be required to repurchase such Mortgage Loan pursuant to Section 2.02 or 2.04 of its intention to effect a substitution under this Section 2.05. On such Determination Date (the "Substitution Date"), the Seller shall deliver to the Trustee or the Custodian on behalf of the Trustee (1) the Eligible Substitute Mortgage Loans to be substituted for the Defective Mortgage Loans, (2) a list of the Defective Mortgage Loans to be substituted for by such Eligible Substitute Mortgage Loans, (3) an Officer's Certificate (A) stating that the aggregate Principal Balance of all Eligible Substitute Mortgage Loans (determined with respect to each Eligible Substitute Mortgage Loan as of the Determination Date on which it was substituted) including the principal balance of Eligible Substitute Mortgage Loans being substituted on such Determination Date does not exceed an amount equal to 5% of the aggregate Original Class Principal Balance as of the Closing Date, (B) stating that all conditions precedent to such substitution specified in subsection (a) have been satisfied and attaching as an exhibit a supplemental Mortgage Loan schedule (the "Supplemental Mortgage Loan Schedule") setting forth the same type of information as appears on the Mortgage Loan Schedule and representing as to the accuracy thereof and (C) confirming that the representations and warranties contained in Section 2.04 are true and correct in all material respects with respect to the Substitute Mortgage Loans on and as of such Determination Date, PROVIDED that remedies for the inaccuracy of such representations are limited as set forth in Sections 2.02, 2.04 and this Section 2.05, (4) an Opinion of Counsel to the effect set forth below and (5) a certificate stating that cash in the amount of the related Substitution Adjustment, if any, has been delivered to the Servicer for deposit in the Collection Account. Upon receipt of the foregoing, the Trustee or the Custodian on behalf of the Trustee shall release such Defective Mortgage Loans to the Seller.

         (c) Concurrently with the satisfaction of the conditions set forth in Sections 2.05(a) and (b) above and the transfer of such Eligible Substitute Mortgage Loans to the Trustee pursuant to Section 2.05(a), Exhibit C to this Agreement shall be deemed to be amended to exclude all Mortgage Loans being replaced by such Eligible Substitute Mortgage Loans and to include the information set forth on the Supplemental Mortgage Loan Schedule with respect to such Eligible Substitute Mortgage Loans, and all references in this Agreement to Mortgage Loans shall include such Eligible Substitute Mortgage Loans and be deemed to be made on or after the related Substitution Date, as the case may be, as to such Eligible Substitute Mortgage Loans.

         (d) In connection with any Mortgage Loan that the Seller is required to purchase or replace, or any Mortgage Loan that the Seller elects to repurchase pursuant to Section 2.04(b), the Seller shall deliver to the Trustee and the Securities Administrator an Opinion of Counsel to the effect that such purchase, replacement or repurchase will not cause (x) any federal tax to be imposed on the Trust, including, without limitation, any Federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the start-up day" under Section 860G(d)(1) of the Code or (y) any portion of any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that such opinion indicates that a purchase, replacement or repurchase will result in the imposition of a prohibited transaction tax, give rise to net taxable income or be deemed a contribution to a REMIC after its Startup Day, the Seller shall not be required to purchase, replace or repurchase any such Mortgage Loan unless and until the Servicer has determined and given the Seller, the Master Servicer, the Securities Administrator and the Trustee written notice that there is an actual or imminent default with respect thereto or that such defect or breach adversely affects the enforceability of such Mortgage Loan.

         Section 2.06. EXECUTION AND AUTHENTICATION OF CERTIFICATES. The Securities Administrator on behalf of the Trust shall cause to be executed, authenticated and delivered on the Closing Date to or upon the order of the Seller, in exchange for the Mortgage Loans, concurrently with the sale, assignment and conveyance to the Trustee of the Mortgage Loans, each Class of Certificates in authorized denominations or Percentage Interests, together evidencing the ownership of the entire Trust.

         Section 2.07. DESIGNATION OF INTERESTS IN REMICS.

         (a) The Trustee shall elect that each of REMIC I and REMIC II (which, together with the Net Rate Cap Fund, the Prepayment Charges and the Group I Interest Rate Cap Agreement constitute the Trust) be treated as a REMIC under
Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections. The assets of REMIC II shall include the Mortgage Loans (net of the Prepayment Charges), the Accounts (other than the Net Rate Cap Fund and the Group I Interest Rate Cap Agreement), any REO Property, and any proceeds of the foregoing. The REMIC II Regular Interests (as defined below) shall constitute the assets of REMIC I. The Prepayment Charges, the Net Rate Cap Fund and the Group I Interest Rate Cap Agreement shall not be assets of any REMIC.

         (b) The following table sets forth (or describes) the class designation, interest rate, and initial principal amount for each class of REMIC II Interests. Each such class, other than the Class R-2, is hereby designated as a class of regular interests in REMIC II (the "REMIC II Regular Interests"), and Class R-2 is hereby designated as the sole class of residual interest in REMIC II, for purposes of the REMIC Provisions. Only Class R-2 shall be certificated and the other classes shall be uncertificated and shall be held as assets of REMIC I.

         REMIC II

                       REMIC II         INITIAL CLASS        CORRESPONDING CLASS
CLASS DESIGNATION    INTEREST RATE     PRINCIPAL AMOUNT        OF CERTIFICATES
-----------------    -------------     ----------------      ------------------
Class II-AV-1                                                    Class AV-1
Class II-AV-2                                                    Class AV-2
Class II-AV-3                                                    Class AV-3
Class II-MV-1                                                    Class MV-1
Class II-MV-2                                                    Class MV-2
Class II-MV-3                                                    Class MV-3
Class II-MV-4                                                    Class MV-4
Class II-AF-1                                                    Class AF-1
Class II-AF-2                                                    Class AF-2
Class II-AF-3                                                    Class AF-3
Class II-AF-4                                                    Class AF-4
Class II-AF-5                                                    Class AF-5
Class II-AF-6                                                    Class AF-6
Class II-MF-1                                                    Class MF-1
Class II-MF-2                                                    Class MF-2
Class II-MF-3                                                    Class MF-3
Class II-MF-4                                                    Class MF-4
Class II-MF-5                                                    Class MF-5
Class II-MF-6                                                    Class MF-6
Class II-MF-7                                                    Class MF-7
Class II-MF-8                                                    Class MF-8
Class II-MF-9                                                    Class MF-9
Class II-Q                                                       N/A
Class II-AV-Pool                                                 N/A
Class II-AF-Pool                                                 N/A
Class R-2                                                        N/A

---------------------------
(1) The interest rate with respect to any Distribution Date (and the related Interest Period) for each of these REMIC II Regular Interests is a per annum rate equal to the weighted average Net Loan Rate of the Mortgage Loans in Loan Group I, provided that the Net Loan Rate of any Mortgage Loan will be treated as being zero for such Distribution Date if the interest payment on such Mortgage Loan, even if received timely, would not be distributed on such Distribution Date.

(2) The interest rate with respect to any Distribution Date (and the related Interest Period) for each of these REMIC II Regular Interests is a per annum rate equal to the weighted average Net Loan Rate of the Mortgage Loans in Loan Group II, provided that the Net Loan Rate of any Mortgage Loan will be treated as being zero for such Distribution Date if the interest payment on such Mortgage Loan, even if received timely, would not be distributed on such Distribution Date.

(3) The interest rate with respect to any Distribution Date (and the related Interest Period) for this REMIC II Regular Interest is a per annum rate equal to the weighted average Net Loan Rate of the Mortgage Loans, provided that the Net Loan Rate any Mortgage Loan will be treated as being zero for such Distribution Date if the interest payment on such Mortgage Loan, even if received timely, would not be distributed on such Distribution Date.

(4) This REMIC II Regular Interest shall have an initial class principal amount equal to one-fourth of the initial principal balance of its Corresponding Class of Certificates.

(5) This REMIC II Regular Interest shall have an initial principal balance equal to the excess of (i) the Cut-Off Date Pool Balance minus (ii) the aggregate initial principal balance of each other regular interest in REMIC II.

(6) This REMIC II Regular Interest shall have an initial class principal amount equal to the excess of (i) the Cut-Off Date Pool Balance computed solely with respect to the Mortgage Loans in Loan Group I minus (ii) the aggregate initial principal balance of each other regular interest in REMIC II with a Corresponding Class of Certificates that is a Group I Certificate.

(7) This REMIC II Regular Interest shall have an initial class principal amount equal to the excess of (i) the Cut-Off Date Pool Balance computed solely with respect to the Mortgage Loans in Loan Group II minus (ii) the aggregate initial principal balance of each other regular interest in REMIC II with a Corresponding Class of Certificates that is a Group II Certificate.

(8) The Class R-2 Certificate is the sole class of residual interest in REMIC II. It does not have an interest rate or a principal balance. On each Distribution Date, Available Funds remaining after all distributions with respect to the other REMIC II Interests have been made in the manner described below shall be distributed with respect to the Class R-2 Certificate.

         On each Distribution Date the Securities Administrator shall be deemed to distribute Available Funds in the following order of priority:

         First, the Securities Administrator shall be deemed to distribute interest with respect to each of the REMIC II Regular Interests based on the above-described interest rates, provided however, that interest that accrues on the Class II-Q Interest shall be deferred in an amount necessary to make the required distributions of principal on the other classes of regular interests in REMIC II for such Distribution Date. Any interest so deferred shall itself bear interest at the interest rate for the Class II-Q Interest.

         Second, the Securities Administrator shall be deemed to distribute principal on the REMIC II Regular Interests (including the amount, if any, equal to the interest deferred on the Class II-Q Interests for such Distribution
Date), and shall allocate losses, among the REMIC II Regular Interests in the following order of priority:


         (i) First, to the Class II-AV-1 Interest until the principal balance of such Lower Tier Interest equals one-quarter of the Class Principal Balance of the Class AV-1 Certificates immediately after such Distribution Date;

         (ii) Second, to the Class II-AV-2 Interest until the principal balance of such Lower Tier Interest equals one-quarter of the Class Principal Balance of the Class AV-2 Certificates immediately after such Distribution Date;

         (iii) Third, to the Class II-AV-3 Interest until the principal balance of such Lower Tier Interest equals one-quarter of the Class Principal Balance of the Class AV-3 Certificates immediately after such Distribution Date;

         (iv) Fourth, to the Class II-AF-1 Interest until the principal balance of such Lower Tier Interest equals one-quarter of the Class Principal Balance of the Class AF-1 Certificates immediately after such Distribution Date;

         (v) Fifth, to the Class II-AF-2 Interest until the principal balance of such Lower Tier Interest equals one-quarter of the Class Principal Balance of the Class AF-2 Certificates immediately after such Distribution Date;

         (vi) Sixth, to the Class II-AF-3 Interest until the principal balance of such Lower Tier Interest equals one-quarter of the Class Principal Balance of the Class AF-3 Certificates immediately after such Distribution Date;

         (vii) Seventh, to the Class II-AF-4 Interest until the principal balance of such Lower Tier Interest equals one-quarter of the Class Principal Balance of the Class AF-4 Certificates immediately after such Distribution Date;

         (viii) Eighth, to the Class II-AF-5 Interest until the principal balance of such Lower Tier Interest equals one-quarter of the Class Principal Balance of the Class AF-5 Certificates immediately after such Distribution Date;

         (ix) Ninth, to the Class II-AF-6 Interest until the principal balance of such Lower Tier Interest equals one-quarter of the Class Principal Balance of the Class AF-6 Certificates immediately after such Distribution Date;

         (x) Tenth, to the Class II-MV-1 Interest until the principal balance of such Lower Tier Interest equals one-quarter of the Class Principal Balance of the Class MV-1 Certificates immediately after such Distribution Date;

         (xi) Eleventh, to the Class II-MV-2 Interest until the principal balance of such Lower Tier Interest equals one-quarter of the Class Principal Balance of the Class MV-2 Certificates immediately after such Distribution Date;

         (xii) Twelfth, to the Class II-MV-3 Interest until the principal balance of such Lower Tier Interest equals one-quarter of the Class Principal Balance of the Class MV-3 Certificates immediately after such Distribution Date;

         (xiii) Thirteenth, to the Class II-MV-4 Interest until the principal balance of such Lower Tier Interest equals one-quarter of the Class Principal Balance of the Class MV-4 Certificates immediately after such Distribution Date;

         (xiv) Fourteenth, to the Class II-MF-1 Interest until its principal balance equals one-quarter of the Class Principal Balance of the Class MF-1 Certificates immediately after such Distribution Date;

         (xv) Fifteenth, to the Class II-MF-2 Interest until its principal balance equals one-quarter of the Class Principal Balance of the Class MF-2 Certificates immediately after such Distribution Date;

         (xvi) Sixteenth, to the Class II-MF-3 Interest until its principal balance equals one-quarter of the Class Principal Balance of the Class MF-3 Certificates immediately after such Distribution Date;

         (xvii) Seventeenth, to the Class II-MF-4 Interest until its principal balance equals one-quarter of the Class Principal Balance of the Class MF-4 Certificates immediately after such Distribution Date;

         (xviii) Eighteenth, to the Class II-MF-5 Interest until its principal balance equals one-quarter of the Class Principal Balance of the Class MF-5 Certificates immediately after such Distribution Date;

         (xix) Nineteenth, to the Class II-MF-6 Interest until its principal balance equals one-quarter of the Class Principal Balance of the Class MF-6 Certificates immediately after such Distribution Date;

         (xx) Twentieth, to the Class II-MF-7 Interest until its principal balance equals one-quarter of the Class Principal Balance of the Class MF-7 Certificates immediately after such Distribution Date;

         (xxi) Twenty-first, to the Class II-MF-8 Interest until its principal balance equals one-quarter of the Class Principal Balance of the Class MF-8 Certificates immediately after such Distribution Date;

         (xxii) Twenty-second, to the Class II-MF-9 Interest until its principal balance equals one-quarter of the Class Principal Balance of the Class MF-9 Certificates immediately after such Distribution Date;

         (xxiii) Twenty-third, to the Class II-AV-Pool Interest until its principal balance equals the excess of (i) one-half of the Group I Pool Balance minus (ii) the aggregate principal balance of each other regular interest in REMIC II with a Corresponding Class of Certificates that is a Group I Certificate;

         (xxiv) Twenty-fourth, to the Class II-AF-Pool Interest until its principal balance equals the excess of (i) one-half of the Group II Pool Balance minus (ii) the aggregate principal balance of each other regular interest in REMIC II with a Corresponding Class of Certificates that is a Group II Certificate; and

         (xxv)    Finally, to the Class II-Q Interest, any remaining amounts.

         (d) The Class AV-1, Class AV-2, Class AV-3, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8, Class MF-9 and Class BIO Certificates (exclusive of any right or obligation with respect to the Net Rate Cap Fund or Group I Interest Rate Cap Agreement) are hereby designated as "regular interests" with respect to REMIC I (the "REMIC I Regular Interests") and the Class R-1 Certificate is hereby designated as the single "residual interest" with respect to REMIC I. On each Distribution Date, Available Funds, if any, remaining in REMIC I after payments of interest and principal as designated herein shall be distributed to the Class R-1 Certificates. It is expected that there will not be any distributions on the Class R-1 Certificates.

         The Securities Administrator shall treat the rights of a holder of a Certificate (other than a Class P, Class BIO or Residual Certificate) to receive payments in excess of the amounts payable on the regular interest in REMIC I corresponding to such Certificate as rights in an interest rate cap contract written by the holder of the Class BIO Certificates in favor of the holder of such Certificate. For this purpose, such rights include the rights with respect to Net Rate Cap Carryovers in the case of a Class AV-1, Class AV-2, Class AV-3, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 or Class MF-9 Certificate. Thus, each Certificate (other than a Class P, Class BIO or Residual Certificate) shall be treated as representing not only ownership of regular interests in REMIC I, but also ownership of an interest in an interest rate cap contract.

         Notwithstanding the priority and sources of payments set forth in
Article V hereof or otherwise, the Securities Administrator shall account for all distributions on the Certificates as set forth in this section. In no event shall any payment on a Certificate in excess of the amount payable on the regular interest in REMIC I corresponding to such Certificate be treated as a payment with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1).

         The Class P Certificates shall be entitled to receive all Prepayment Charges collected with respect to the Mortgage Loans. Such Prepayment Charges shall not be an asset of any REMIC formed hereby and Class P shall not represent an interest in any REMIC formed hereby.

         Section 2.08. DESIGNATION OF STARTUP DAY OF REMIC. The Closing Date is hereby designated as the "start-up day" of each REMIC within the meaning of
Section 860G(a)(9) of the Code.

         Section 2.09. REMIC CERTIFICATE MATURITY DATE. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in each REMIC is the Final Scheduled Distribution Date.

         Section 2.10. TAX RETURNS AND REPORTS TO CERTIFICATEHOLDERS.

         (a) For federal income tax purposes, each REMIC shall have a calendar year and shall maintain its books on the accrual method of accounting.

         (b) Subject to Section 2.10(e) below, the Tax Matters Person shall prepare, or cause to be prepared, execute and deliver to the Trustee, the Servicer or Certificateholders, as applicable, any income tax information returns for each taxable year with respect to the Trust containing such information at the times and in the manner as may be required by the Code or state or local tax laws, regulations or rules, and shall furnish or cause to be furnished to the Trust and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within thirty (30) days of the Closing Date, the Tax Matters Person shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code and shall apply for an employer identification number from the Internal Revenue Service via Form SS-4 or any other acceptable method. Such federal, state or local income tax or information returns shall be signed by the Trustee, unless the Securities Administrator or another Person is required to sign such returns by the Code or state or local tax laws, regulations or rules, in which case the Securities Administrator or such other Person shall sign such returns.

         (c) In the first federal income tax return of the Trust for its short taxable year ending [o], a REMIC election shall be made with respect to each REMIC for such taxable year and all succeeding taxable years.

         (d) The Tax Matters Person will maintain or cause to be maintained such records relating to the Trust, including, but not limited to, the income, expenses, assets and liabilities of the Trust, and adjusted basis of the Trust property and assets determined at such intervals as may be required by the Code, all as may be necessary to prepare the foregoing returns, schedules, statements or information.

         (e) The Servicer, the Master Servicer, the Securities Administrator and the Trustee, upon request, shall promptly furnish the Tax Matters Person with all such information as may be reasonably available to, or in the possession of, the Servicer, the Master Servicer, the Securities Administrator or the Trustee, as applicable, and as may be required in connection with the Tax Matters Person's REMIC reporting obligations pursuant to this Agreement. The Tax Matters Person shall have no responsibility for the lack of any information required in connection with REMIC reporting obligations that is not provided to it by the Servicer, the Master Servicer, the Securities Administrator or the Trustee, as applicable.

         Section 2.11. TAX MATTERS PERSON. The tax matters person with respect to each REMIC (the "Tax Matters Person") shall be the holder of the Tax Matters Person Residual Interest which initially is the Seller. The Tax Matters Person shall at all times hold the Tax Matters Person Residual Interest and shall have the same duties with respect to the Trust as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. Each holder of a Residual Certificate shall be deemed to have agreed, by acceptance thereof, to be bound by this Section 2.11. The Securities Administrator shall, to the extent of funds available therefor, pay the Tax Matters Fee on each Distribution Date pursuant to Section 5.01 hereof as directed in writing by the Tax Matters Person with respect to REMIC I; provided, however, that in no event may the Tax Matters Person direct the Tax Matters Fee to itself. The Securities Administrator shall be entitled to rely conclusively on such directions of the Tax Matters Person and shall have no liability for transfer made in accordance therewith.

         Section 2.12. REMIC RELATED COVENANTS. It is intended that each REMIC formed hereunder shall constitute, and that the affairs of each REMIC shall be conducted so as to qualify it as, a REMIC as defined in and in accordance with the REMIC Provisions. For as long as the Trust shall exist, the Trustee, the Servicer, the Master Servicer, the Securities Administrator and the Tax Matters Person shall act in accordance herewith to assure continuing treatment of each REMIC as a REMIC and avoid the imposition of tax on the Trust. In particular:

         (a) The Trustee and the Securities Administrator shall not create, or knowingly permit the creation of, any "interests" in any REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the REMIC II Regular Interests and the Residual Certificates.

         (b) Except as otherwise provided in the Code, the Seller shall not grant and the Trustee shall not accept property unless (i) substantially all of the property held in the Trust constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the Trust after the Startup Day unless such grant would not subject any REMIC to the 100% tax on contributions to a REMIC after its Startup Day imposed by Code Section 860G(d).

         (c) The Trustee shall not accept on behalf of the Trust any fee or other compensation for services (other than as otherwise provided herein) and shall not accept on behalf of the Trust any income from assets other than those permitted to be held by a REMIC.

         (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Section 2.02, 2.04 or 3.16), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article VIII.

         (e) The Tax Matters Person shall maintain books with respect to each REMIC on a calendar year and on an accrual basis.

         (f) Upon filing with the Internal Revenue Service, the Tax Matters Person shall furnish to the Holders of the Residual Certificates the Form 1066 and each Form 1066Q for the applicable REMIC and shall respond promptly to written requests made not more frequently than quarterly by any Holder of Residual Certificates with respect to the following matters:

                  (i) The original projected principal and interest cash flows on the Closing Date on each class of regular and residual interests created hereunder and on the Mortgage Loans, based on 100% of the applicable Prepayment Assumption in the case of each of the fixed rate and adjustable rate Mortgage Loans (and assuming that each REMIC is liquidated on the Optional Termination Date);

                  (ii) The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each class of regular and residual interests created hereunder and the Mortgage Loans, based on 100% of the applicable Prepayment Assumption in the case of each of the fixed rate and adjustable rate Mortgage Loans (and assuming that each REMIC is liquidated on the Optional Termination
         Date);

                  (iii) The applicable percentage of the Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

                  (iv) The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each class of regular or residual interests created hereunder and with respect to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

                  (v) The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of each REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

                  (vi) The amount and timing of any non-interest expenses of each REMIC; and

                  (vii) Any taxes (including penalties and interest) imposed on each REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes.

         In the event that any tax is imposed on "prohibited transactions" of the Trust as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of a REMIC as defined in Section 860G(c) of the Code, on any contribution to the Trust after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax (other than any minimum tax imposed by Section 24874 and 23153 of the California Revenue and Taxation Code) is imposed, such tax shall be paid by (i) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Tax Matters Person, if such tax arises out of or results from a breach by the Tax Matters Person of any of the obligations under this Agreement, (iii) the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement, (iv) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement, (v) the Securities Administrator, if such tax arises out of or results from a breach by the Securities Administrator of any of its obligations under this Agreement, or (vi) otherwise the Holders of the applicable Residual Certificates in proportion to their Percentage Interests. To the extent any tax is chargeable against the Holders of the Residual Certificates, notwithstanding anything to the contrary contained herein, the Securities Administrator is hereby authorized to retain from amounts otherwise distributable to the Holders of the applicable Residual Certificates on any Distribution Date sufficient funds to reimburse the Trustee for the payment of such tax (to the extent that the Trustee has not been previously reimbursed or indemnified therefor).

         The Trustee shall not engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Seller, the Trustee may engage in the activities otherwise prohibited by the foregoing clauses (b), (c) and (d), PROVIDED that the Seller shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a contribution or prohibited transaction tax on the Trust and will not disqualify any REMIC from treatment as a REMIC; and PROVIDED that the Seller shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the holders of the Certificates, the Securities Administrator, the Master Servicer and the Trustee and that such action will not adversely impact the rating of the Offered Certificates.

         (g) Except as provided below, the Tax Matters Person shall direct the Securities Administrator to pay from the Tax Matters Fee any and all tax related expenses of the Trust (including, but not limited to, tax return preparation and filing expenses and any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any Opinion of Counsel required pursuant to Sections 2.05, 3.06 and
10.02 and other than taxes except as specified herein. The Securities Administrator and the Tax Matters Person shall be entitled to be reimbursed for any professional fees or expenses related to audits or any administrative or judicial proceedings that do not result from any breach of their respective duties hereunder.

         (h) On behalf of each REMIC, the Trustee, Servicer, the Master Servicer, the Securities Administrator or Tax Matters Person, as applicable, shall do the following:

         (i) the Tax Matters Person shall prepare, sign and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and any other Tax Return required to be filed by each REMIC, using a calendar year as the taxable year for each REMIC;

                  (ii) the Tax Matters Person shall make, or cause to be made, an election, on behalf of each REMIC, to be treated as a REMIC on the federal tax return of each REMIC for its first taxable year;

                  (iii) the Tax Matters Person shall prepare and forward, or cause to be prepared and forwarded, to the Servicer, the Seller, the Trustee (which, subject to receipt thereof shall forward to the Certificateholders, except for Holders of the Residual Certificates) and to the Internal Revenue Service and any other relevant governmental taxing authority all information returns or reports as and when required to be provided to them in accordance with the REMIC Provisions;

                  (iv) the Trustee, the Tax Matters Person, the Master Servicer, the Securities Administrator and the Servicer shall to the extent that the affairs of any REMIC are within its control, conduct such affairs of each REMIC at all times that any Certificates are outstanding so as to maintain the status of each REMIC as a REMIC under the REMIC Provisions and any other applicable federal, state and local laws, including, without limitation with respect to the Trustee and the Securities Administrator, information reports relating to "original issue discount," as defined in the Code, based upon 120% of the applicable Prepayment Assumption for fixed rate Mortgage Loans and 100% of the applicable Prepayment Assumption for adjustable rate Mortgage Loans, calculated by using the issue price of the Certificates;

                  (v) the Trustee, the Servicer, the Master Servicer, the Securities Administrator and Tax Matters Person shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC;

                  (vi) the Securities Administrator shall pay the amount of any and all federal, state and local taxes upon the Trustee, the Securities Administrator or the Certificateholders in connection with the Trust or the Mortgage Loans, prohibited transaction taxes as defined in Section 860F of the Code, other than any amount due as a result of a transfer or attempted or purported transfer in violation of Section 6.02, imposed on the Trust when and as the same shall be due and payable (but such obligation shall not prevent the Trustee, the Securities Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee or the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Trustee or the Securities Administrator, as applicable, shall be entitled to reimbursement for all such amounts in accordance with Section 2.12;

                  (vii) the Trustee and the Tax Matters Person shall ensure that any such returns or reports filed on behalf of the Trust are properly executed by the appropriate person;

                  (viii) the Tax Matters Person shall represent the Trust in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the Trust, enter into settlement agreements with any government taxing agency, extend any statute of limitations relating to any item of the Trust and otherwise act on behalf of the Trust in relation to any tax matter involving the Trust;

                  (ix) the Securities Administrator and the Tax Matters Person shall as provided in Section 6.02, make available information necessary for the computation of any tax imposed (1) on transferors of residual interests to transferees that are not Permitted Transferees or (2) on pass-through entities, any interest in which is held by an entity which is not a Permitted Transferee;

                  (x) the Securities Administrator and the Tax Matters Person shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in
         Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having among its record holders at any time any Person that is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Securities Administrator; and

                  (xi) the Trustee, the Servicer, the Master Servicer, the Securities Administrator and the Tax Matters Person shall cooperate with each other in connection with the foregoing obligations, including signing any Tax Returns to the extent required by law.

         Section 2.13. OPTION TO CONTRIBUTE DERIVATIVE INSTRUMENT. At any time on or after the Closing Date, the Seller shall have the right to contribute to, and deposit into, the Trust a derivative contract or comparable instrument (a "Derivative Instrument"). The derivative may have a notional amount in excess of the sum of the beneficial interests in the Trust. Any such instrument shall constitute a fully prepaid agreement. All collections, proceeds and other amounts in respect of such instrument shall be distributed to the Holder of the Residual Certificates on the Distribution Date following receipt thereof. In addition, in the event any such instrument is deposited, the Trust shall be deemed to be divided into two separate and discrete sub-trusts. The assets of one such sub-trust shall consist of all the assets of the Trust other than the Derivative Instrument and the assets of the other sub-trust shall consist solely of such instrument. No Derivative Instrument shall be an asset of any REMIC formed hereby.

         Section 2.14. PURPOSES AND POWERS OF THE TRUST

         The purpose of the common law trust, as created hereunder, is to engage in the following activities:

         (a) acquire and hold the Mortgage Loans and the other assets of the Trust Fund and the proceeds therefrom;

         (b) to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

         (c) to make payments on the Certificates;

         (d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

         (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trustee shall not cause the Trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section
2.11 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate Voting Rights of the Certificates.

                                  ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01. THE SERVICER.

         (a) It is intended that the Trust formed hereunder shall constitute, and that the affairs of the Trust shall be conducted so as to qualify each REMIC as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intentions, the Servicer covenants and agrees that it shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC.

         (b) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which (i) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and (ii) meets the requirements of clause (2) of the definition of an Approved Servicer or is an affiliate of the Servicer. The Servicer shall give notice to the Master Servicer of the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

         (c) Notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         (d) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee, the Master Servicer, the Securities Administrator and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.01(e). The Servicer shall be solely liable for all fees owed by it to any Subservicer irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

         (e) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the Successor Servicer or its designee approved by the Master Servicer shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Successor Servicer or designee approved by the Master Servicer elects to terminate any Subservicing Agreement. Any fee payable in connection with such a termination will be payable by the outgoing Servicer. If the Successor Servicer does not terminate the Subservicing Agreements, the Successor Servicer, its designee or the successor servicer for the Successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements with regard to events that occurred prior to the date the Servicer ceased to be the Servicer hereunder. The Servicer, at its expense and without right of reimbursement therefor, shall, upon the request of the Successor Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

         (f) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's good faith determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders, PROVIDED, HOWEVER, that (unless (x) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent and (y) such waiver, modification, postponement or indulgence would not cause any REMIC to be disqualified or otherwise cause a tax to be imposed on any REMIC) the Servicer may not permit any modification with respect to any Mortgage Loan that would change the Loan Rate, defer or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan) or extend the final maturity date on the Mortgage Loan. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of distributions to Certificateholders, be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, of partial or full release, or of discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure and REO Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans similar to the Mortgage Loans and giving due consideration to the Certificateholders' reliance on the Servicer.

         (g) Within ninety (90) days after such time as each of the Trustee, the Master Servicer and the Securities Administrator receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to Section 7.04, after receipt by the Trustee and the Securities Administrator of the Opinion of Counsel required pursuant to Section 7.04, the Successor Servicer shall assume all of the rights and obligations of the Servicer, subject to Section 8.02; provided that if the Servicer is removed pursuant to Section 8.02, the Successor Servicer shall immediately be obligated to make Monthly Advances and Servicing Advances as required in this Agreement. The Servicer shall, upon request of the Successor Servicer but at the expense of the Servicer, deliver to the Successor Servicer all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party who shall be entitled to reimbursement by the Servicer (or, to the extent not paid by the Servicer, by the Trust prior to distributions to Certificateholders) for Servicing Transfer Costs.

         (h) The Servicer shall deliver a list of Servicing Officers to the Trustee, the Master Servicer and the Securities Administrator on or before the Closing Date.

         (i) Consistent with the terms of this Agreement, the Servicer may consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property; PROVIDED that such senior lien secures a mortgage loan that refinances a First Lien and the Combined Loan-to-Value Ratio of the related Mortgage Loan immediately following the refinancing (based on the outstanding principal balance of the Mortgage Loan and the original principal balance of such refinanced mortgage loan) is not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan as of the related Cut-Off Date.

         (j) The Servicer is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of any Subservicer, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

         Section 3.02. COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS.

         (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) subject to the provisions of Section 3.21 hereof, waive any prepayment charge, late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) arrange with a Mortgagor a schedule for the payment of interest due and unpaid; PROVIDED that such arrangement is consistent with the Servicer's policies with respect to the mortgage loans it owns or services; PROVIDED, FURTHER, that notwithstanding such arrangement such Mortgage Loans will be included in the monthly information delivered by the Servicer to the Master Servicer pursuant to Section 5.03.

         (b) The Servicer shall establish and maintain a separate trust account (the "Collection Account") titled "[o], as Trustee, in trust for the registered holders of [o]". The Collection Account shall be an Eligible Account. On the Closing Date, the Seller shall cause to be deposited in the Collection Account any amounts representing payments on and any collections in respect of the Mortgage Loans received after the related Cut-Off Date (other than principal and interest accrued and due on or prior to [o]) and prior to the Closing Date. The Servicer shall deposit within two (2) Business Days following receipt thereof the following payments and collections received or made by it (without duplication):

                  (i) all payments received after the related Cut-Off Date on account of principal on the Mortgage Loans (exclusive of payments in respect of principal on the Mortgage Loans which were due on or prior to the related Cut-off Date) and all Principal Prepayments and Curtailments collected after the related Cut-Off Date;

                  (ii) all payments received after the related Cut-Off Date on account of interest on the Mortgage Loans (exclusive of payments in respect of interest on the Mortgage Loans which have accrued and were due on or prior to the related Cut-Off Date);

                  (iii) all Net Liquidation Proceeds net of Foreclosure Profits;

                  (iv) all Insurance Proceeds other than any portion thereof constituting Net Liquidation Proceeds;

                  (v) all Released Mortgaged Property Proceeds;

                  (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.02, 2.04, 2.05 and 3.16;

                  (vii) any amount required to be deposited in the Collection Account pursuant to Sections 3.04, 3.05, 3.06, 3.07, 5.02 or 5.05; and

                  (viii) any Prepayment Charges;

PROVIDED, HOWEVER, that, with respect to each Due Period, the Servicer shall be permitted to retain (x) from payments in respect of interest on a Mortgage Loan, the Servicing Fee and any Ancillary Income for such Mortgage Loan and (y) from payments from Mortgagors, Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds, any unreimbursed Servicing Advances and Monthly Advances or unpaid Servicing Fees related thereto. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing Servicing Compensation or amounts received by the Servicer for the accounts of Mortgagors for application toward the payment of taxes, insurance premiums, assessments and similar items.

         The Servicer may cause the institution maintaining the Collection Account to invest any funds in the Collection Account in Eligible Investments (including obligations of the Servicer or any of its Affiliates, if such obligations otherwise qualify as Eligible Investments) pursuant to Section 5.05. No such investment shall mature later than the Deposit Date. The Servicer shall deposit in the Collection Account, the amount of any loss incurred in respect of any Eligible Investment held therein which is in excess of the income and gain thereon immediately upon realization of such loss, without any right to reimbursement therefore from its own funds.

         Section 3.03. WITHDRAWALS FROM THE COLLECTION ACCOUNT. The Servicer shall withdraw or cause to be withdrawn funds from the Collection Account for the following purposes:

                  (i) before 1:00 p.m. (New York City time) on the related Deposit Date to withdraw the remaining Available Funds and Prepayment Charges, and, in each case, remit such funds to the Securities Administrator for deposit to the Distribution Account;

                  (ii) to reimburse the Servicer for any accrued unpaid Servicing Compensation which the Servicer would not have been required to deposit in the Collection Account and for unreimbursed Monthly Advances and Servicing Advances. The Servicer's right to reimbursement for unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed. The Servicer's right to reimbursement for unreimbursed Monthly Advances shall be limited to late collections on any Mortgage Loan and to Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and any purchase or repurchase proceeds on related Mortgage Loans;

                  (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (iv) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein (such as Servicing Compensation) or were deposited therein in error and to pay such funds to the appropriate Person;

                  (v) to withdraw funds necessary for the conservation and disposition of REO Property pursuant to Section 3.06 to the extent not advanced by the Servicer;

                  (vi) to reimburse the Servicer for Nonrecoverable Advances and any unpaid Servicing Fees related to a Mortgage Loan secured by a second lien on the related Mortgaged Property to the extent not recovered pursuant to clause (ii) above;

                  (vii) to pay to the Seller collections received in respect of accrued interest and principal on the Mortgage Loans due on or before the related Cut-Off Date;

                  (viii) to pay to the Servicer, the Master Servicer, the Securities Administrator or the Trustee the portion of any Purchase Price in respect of clause (iv) of the definition thereof or of any Substitution Adjustment in respect of clause (d) of the definition thereof to the extent paid in respect of amounts incurred by or imposed on the Servicer, the Master Servicer, the Securities Administrator or the Trustee, as the case may be;

                  (ix) to reimburse the Servicer for expenses incurred by it in connection with the Mortgage Loans or Certificates and reimbursable pursuant to Section 7.03 hereof provided that such amount shall only be withdrawn following the withdrawal from the Collection Account for deposit into the Distribution Account pursuant to clause (i) above; and

                  (x) to clear and terminate the Collection Account upon the termination of this Agreement and to pay any amounts remaining therein to the applicable Class R Certificateholders.

         The parties to this Agreement acknowledge that Servicing Advances shall be reimbursable pursuant to this Section 3.03, and agree that no reimbursement of a Servicing Advance shall be rejected or disallowed by any party unless it has been shown that such Servicing Advance was not made in accordance with the terms of this Agreement.

         Section 3.04. MAINTENANCE OF HAZARD INSURANCE; PROPERTY PROTECTION EXPENSES. The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance naming the Servicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the least of (x) the maximum insurable value of the improvements securing such Mortgage Loan from time to time, (y) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan and (z) the minimum amount required to compensate for damage or loss on a replacement cost basis. The Servicer shall also maintain on property acquired upon foreclosure or by deed in lieu of foreclosure hazard insurance with extended coverage in an amount which is at least equal to the least of (i) the maximum insurable value from time to time of the improvements which are a part of such property, (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis at the time of such foreclosure, fire and/or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Servicing Advances to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent called for by Section
3.02. In cases in which any Mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance to the extent such flood insurance is available and the Servicer has determined such insurance to be necessary in accordance with accepted mortgage loan servicing standards for mortgage loans similar to the Mortgage Loans. All such flood insurance shall be in amounts equal to the least of (A) the amount in clause (x) above, (B) the amount in clause (y) above and (C) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. The costs and expenses incurred by the Servicer in maintaining any such insurance shall constitute Servicing Advances.

         Section 3.05. MAINTENANCE OF MORTGAGE IMPAIRMENT INSURANCE POLICY. In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy rating of A:VIII or better in Best's Key Rating Guide, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 3.04, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 3.04, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.04, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the difference, if any, between the amount that would have been payable under a policy complying with Section 3.04 and the amount paid under such blanket policy. Upon the request of the Trustee or the Master Servicer, the Servicer shall cause to be delivered to the such party, a certified true copy of such policy. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee, and the Certificateholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

         Section 3.06. MANAGEMENT AND REALIZATION UPON DEFAULTED MORTGAGE LOANS. The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prudent and prompt disposition and sale; provided that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account pursuant to
Section 3.03 hereof). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 3.03 hereof. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders.

         The Servicer shall cause to be deposited, no later than two (2) Business Days after the receipt thereof, in the Collection Account, all revenues received with respect to the related REO Property and shall retain, or request the Trustee to withdraw therefrom, funds necessary for the proper operation, management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Servicer.

         The disposition of REO Property shall be carried out by the Servicer for cash at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Certificateholders and, as soon as practicable thereafter, the expenses of such sale shall be paid out of the proceeds of such sale. The cash proceeds of sale of the REO Property shall be promptly deposited in the Collection Account, net of Foreclosure Profits and of any related unreimbursed Servicing Advances, accrued and unpaid Servicing Fees and unreimbursed Monthly Advances payable to the Servicer in accordance with
Section 3.03, for distribution to the Certificateholders in accordance with
Section 5.01.

         The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02 subject to the provisions contained in the last paragraph of this Section 3.06.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders.

         In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall (i) dispose of such Mortgaged Property within three (3) years after the close of the taxable year in which the Mortgaged Property was acquired (the "grace period") or (ii) prior to the expiration of any extension to such grace period which is requested on behalf of the Trust by the Servicer (at the expense of the Trust) more than sixty (60) days prior to the end of the grace period and granted by the Internal Revenue Service, unless the Trust shall have received an Opinion of Counsel to the effect that the holding of such Mortgaged Property subsequent to expiration of the grace period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC to fail to qualify as a REMIC at any time that any Regular Certificates are outstanding. Notwithstanding any other provision of this Agreement, (i) no Mortgaged Property acquired by the Servicer pursuant to this Section 3.06 shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust and
(ii) no construction shall take place on such Mortgaged Property in such a manner or pursuant to any terms, in either case, that would cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or result in the receipt by the Trust of any "net income from foreclosure property" which is subject to taxation within the meaning of Sections 860G(c) and 857(b)(4)(B) of the Code. If a period greater than the grace period is permitted under this Agreement and is necessary to sell any REO Property, the Servicer shall give appropriate notice to the Master Servicer and shall report monthly to the Master Servicer as to the progress being made in selling such REO Property.

         If the Servicer has actual knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one-mile radius of any site with environmental or hazardous waste risks known to the Servicer, the Servicer will notify the Master Servicer prior to acquiring the Mortgaged Property. Nothing in this
Section 3.06 shall affect the Servicer's right to deem certain advances proposed to be made Nonrecoverable Advances. For the purpose of this Section 3.06, actual knowledge of the Servicer means actual knowledge of a Responsible Officer of the Servicer involved in the servicing of the relevant Mortgage Loan. Actual knowledge of the Servicer does not include knowledge imputable by virtue of the availability of or accessibility to information relating to environmental or hazardous waste sites or the locations thereof.

         Notwithstanding the other provisions of this Section 3.06 or any other provision of this Agreement to the contrary, if any Mortgage Loan that is more than 89 days delinquent as of the Closing Date (hereafter a "Foreclosure Restricted Mortgage Loan") comes into and continues in default, the Servicer will nevertheless not complete foreclosure upon, accept a deed in-lieu of foreclosure of, or otherwise comparably convert the ownership of any property securing such Foreclosure Restricted Mortgage Loan (hereafter, "Foreclosure Restricted Property") if the value of such Foreclosure Restricted Property (measured in all cases as the outstanding principal balance of the Foreclosure Restricted Mortgage Loan plus accrued interest), when added to the value of all other Foreclosure Restricted Property then held as part of the Trust, would exceed 3/4 of one percent (0.75%) of the aggregate Principal Balance of all Mortgage Loans then held as part of the Trust. Moreover, if, as of the next Distribution Date, the value of all Foreclosure Restricted Property held as part of the Trust will exceed one percent (1%) of the aggregate Principal Balance of all Mortgage Loans held as part of the Trust, then prior to such Distribution Date, the Servicer will sell as much Foreclosure Restricted Property as necessary so that as of such Distribution Date, the value of all Foreclosure Restricted Property held as part of the Trust will be less than one percent (1%) of the aggregate Principal Balance of all Mortgage Loans held as part of the Trust.

         Section 3.07. TRUSTEE TO COOPERATE. Upon any Principal Prepayment, the Servicer is authorized to execute, pursuant to the authorization contained in
Section 3.01(f), if the related Assignment of Mortgage has been recorded as required hereunder, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. The Servicer is also authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Trustee or Custodian is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee or Custodian shall, upon request of the Servicer or the Master Servicer and delivery to the Custodian of two (2) copies of a Request for Release, one of which will be returned to the Servicer or the Master Servicer with the Mortgage File, in the form annexed hereto as Exhibit I, signed by a Servicing Officer or a Master Servicing Officer or in a mutually agreeable electronic format which originates from a Servicing Officer or a Master Servicing Officer, release the related Mortgage File to the Servicer or the Master Servicer, and the Trustee or Custodian shall execute such documents, in the forms provided by the Servicer or the Master Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing or master servicing actions. Such Request for Release shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Trustee or the Custodian, as the case may be, when the need therefor by the Servicer or the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer or Master Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Trustee or Custodian to the Servicer or the Master Servicer.

         In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the related Assignment of Mortgage in accordance with the provisions hereof, the Trustee shall, if so requested in writing by the Servicer, execute an appropriate assignment in the form provided to the Trustee by the Servicer to assign such Mortgage Loan for the purpose of collection to the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only) and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured then the assignee for collection shall promptly reassign such Mortgage Loan to the Trustee and return it to the place where the related Mortgage File was being maintained.

Section 3.08. SERVICING COMPENSATION; PAYMENT OF CERTAIN EXPENSES BY SERVICER. Subject to Section 5.02, the Servicer shall be entitled to retain the Servicing Fee in accordance with Section 3.02 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, late payment charges or other receipts not required to be deposited in the Collection Account, including, without limitation, Foreclosure Profits, Ancillary Income and, subject to Section 5.05, investment income on the Collection Account and the Distribution Account shall be additional servicing compensation and retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

         Section 3.09. ANNUAL STATEMENT AS TO COMPLIANCE.

         Not later than March 15th of each calendar year commencing in 2007, the Servicer will deliver to the Trustee, the NIMS Insurer and the Depositor an Officers' Certificate (an "Annual Statement of Compliance") substantially in the form of Exhibit S attached hereto stating, as to each signatory thereof, that
(i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement or other applicable servicing agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement or other applicable servicing agreement in all material respects throughout such calendar year, or, if there has been a failure to fulfill any such obligation in any material respectx, specifying each such failure known to such officer and the nature and status of cure provisions thereof. Copies of any such statement shall be provided by the Trustee to any Certificateholder and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Trustee. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans serviced by it to a Sub-Servicer, the Servicer shall deliver an officer's certificate of the Sub-Servicer as described above as to each Sub-Servicer as and when required with respect to the Servicer.

         If the Servicer cannot deliver the Annual Statement of Compliance by March 15th of such year, the Trustee, at its sole option, may permit a cure period for the related Servicer to deliver such Annual Statement of Compliance, but in no event later than March 30th of such year.

         Failure of the Servicer to timely comply with this Section 3.09 shall be deemed an Servicer Event of Default, automatically, without notice and without any cure period, and the Trustee may, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

 The Servicer shall indemnify and hold harmless the Depositor, the Trustee and their officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon a breach of the Servicer's obligations under this Section 3.09.

         Section 3.10. ANNUAL SERVICING REVIEW.

         On and after January 1, 2006, each of the Servicer and the Trustee shall service and administer the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria (as set forth in Exhibit [__]). Each of the Servicer and the Trustee shall deliver to the Depositor (and, in the case of the Servicer, the Trustee) on or before March 15th of each calendar year beginning in 2007, a report (an "Assessment of Compliance") reasonably satisfactory to the Depositor regarding the Servicer's and Trustee's assessment of compliance with the applicable Servicing Criteria during the preceding calendar year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, which as of the date hereof, require a report by an authorized officer of the Servicer or the Trustee that contains the following:

         A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Servicer or the Trustee;

         (a) A statement by such officer that such officer used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to the Servicer or the Trustee;

         (b) An assessment by such officer of the Servicer's or Trustee's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer or the Trustee, as applicable, that are backed by the same asset type as the Mortgage Loans;

         (c) A statement that a registered public accounting firm has issued an attestation report on the Servicer's or Trustee's Assessment of Compliance for the period consisting of the preceding calendar year; and

         (d) A statement as to which of the Servicing Criteria, if any, are not applicable to the Servicer or Trustee, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer or Trustee, that are backed by the same asset type as the Mortgage Loans.

         Such report at a minimum shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit [___] hereto delivered to the Depositor (and, in the case of the Servicer, the Trustee) concurrently with the execution of this Agreement.

         On or before March 15th of each calendar year beginning in 2007, each of the Servicer and the Trustee shall furnish to the Depositor (and, in the case of the Servicer, the Trustee) a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Servicer or the Trustee, as applicable, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

         Each of the Servicer and the Trustee shall cause any servicer, and each subcontractor determined by the Servicer or the Trustee, as applicable, to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Depositor (and, in the case of the Servicer, the Trustee) an assessment of compliance and accountants' attestation.

         If the Servicer or the Trustee cannot deliver the related Assessment of Compliance or Attestation Report by March 15th of such year, the Depositor, at its sole option, may permit a cure period for the Servicer or the Trustee, as applicable, to deliver such Assessment of Compliance or Attestation Report, but in no event later than March 30th of such year.

Failure of the Servicer to timely comply with this Section 3.10 shall be deemed a Servicer Event of Default automatically, without notice and without any cure period, and the Trustee may, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

         Section 3.11. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS.

The Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder or Certificate Owner, access to the documentation in the Servicer's possession regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon two business days prior written request and during normal business hours at the offices of the Servicer designated by it. Payments on the Mortgage Loans, including any Principal Prepayments in full, made in accordance with the related Mortgage File will be entered into the Servicer's set of records no more than two Business Days after receipt, and allocated to principal or interest as specified in the related Mortgage File. In addition, access to the documentation in the Servicer's possession regarding the Mortgage Loans will be provided to any Certificateholder or Certificate Owner, the Trustee and to any Person identified to the Servicer as a prospective transferee of a Certificate; provided, however, that providing access to such Person will not violate any applicable laws, upon reasonable request during normal business hours at the offices of the Servicer designated by it at the expense of the Person requesting such access. Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 3.11 as a result of such obligation shall not constitute a breach of this Section 3.11. (b) In each case, access to any documentation regarding the Mortgage Loans may be conditioned upon the requesting party's acknowledgement in writing of a confidentiality agreement reasonably satisfactory to the Servicer regarding any information that is required to remain confidential under the Gramm-Leach-Bliley Act of 1999.

         Section 3.12. MAINTENANCE OF CERTAIN SERVICING INSURANCE POLICIES. The Servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae for persons performing servicing for mortgage loans purchased by Fannie Mae.

         Section 3.13. REPORTS TO THE SECURITIES AND EXCHANGE COMMISSION.

(a) (i) Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Distribution Report on Form 10-D (which shall, if applicable, provide the information required by each of the items set forth in Part II thereof) with a copy of the monthly statement to be furnished by the Trustee to the Certificateholders for such Distribution Date and detailing all data elements specified in Item 1121(a) of Regulation AB as an exhibit thereto; provided that the Trustee shall have received no later than 10 days prior to the date such Distribution Report on Form 10-D is required to be filed, the following information:

                  (A) Notice of any material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time from the Servicer;

                  (B) Notice of any new issuance of asset-backed securities backed by the same asset pool, any pool asset changes, such as Mortgage Loan substitutions and repurchases, and cash flows available for future purchases, if applicable, from the Depositor, the Seller or Servicer;

                  (C) A brief description of any legal proceedings pending, including proceedings known to be contemplated by governmental authorities, against the Depositor, the Seller and the Servicer or of which any property of the foregoing is the subject, that is material to Certificateholders from each of the Depositor, the Seller and the Master Servicer if applicable;

                  (D) The information required by Item 2 of Part II of Form 10-Q regarding any sale of securities that are either backed by the same asset pool or are otherwise issued by the issuer, regardless of whether the transaction was registered under the Securities Act of 1933 during the period covered by the report from the Depositor;

                  (E) The information required by Item 3 of Part II of Form 10-Q with respect to defaults upon the senior securities during the period covered by the report, from the Depositor;

                  (F) Any information required to be disclosed in a report on Form 8-K during the period covered by the report on the Form 10-D, but not reported, whether or not otherwise required by the Form 10-D from the Depositor and the Servicer; and

                  (G) Any exhibits to the Form 10-D from the Depositor.

         The Trustee will prepare and file Current Reports on Form 8-K in respect of the Trust at the direction and expense of the Depositor, provided, that, the Depositor, the Seller or the Servicer shall have timely notified the Trustee of an item reportable on a Current Report on Form 8-K and shall have delivered to the Trustee no later than two Business Days prior to the filing deadline for such Current Report, all information, data, and exhibits required to be provided or filed with such Current Report with respect to:

                  (A) Any entry into a material definitive agreement, any termination of a material definitive agreement and any bankruptcy or receivership of the Depositor, the Seller or the Servicer (including any servicer that does not sign this Agrement and any Sub-Servicer that signs a Sub-Servicing agreement) from the Depositor, the Seller or the Servicers as applicable;

                  (B) Any material modification to the rights of Certificateholders, amendments of the articles of incorporation or bylaws or a change of the fiscal year of any transaction party from each of the Depositor, the Seller or the Servicer as applicable; and

                  (C) Any Securities Act update provided by the Depositor.

         (iii) Prior to January 30th in each year commencing in 2007, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to (x) March 15, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15th of each year thereafter, the Servicer shall provide the Trustee with an Annual Compliance Statement, together with a copy of the Assessment of Compliance and Attestation Report to be delivered by the Servicer pursuant to Sections 3.20 and 3.21. Prior to (x) March 31, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, March 31st of each year thereafter, the Trustee shall, subject to subsection (d) below, file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. Such Form 10-K shall include the Assessment of Compliance, Attestation Report, Annual Compliance Statements and other documentation provided by the Servicer pursuant to Sections 3.20 and 3.21 and a certification in the form attached hereto as Exhibit R-1 (the "Depositor Certification"), which shall be signed by the senior officer of the Depositor in charge of securitization. The Depositor, the Seller and the Servicers shall provide the Trustee with the following information, as applicable, no later than March 15th of each calendar year prior to the filing deadline for the Form 10-K:

                  (A) Any exhibits or financial statement schedules required by
         Item 15 of Form 10-K from each of the Depositor, the Seller and the Servicer;

                  (B) A description of any legal proceedings pending, including proceedings known to be contemplated by governmental authorities, against the Depositor, the Seller and the Servicer or of which any property of the foregoing is the subject, that is material to Certificateholders from each of the Depositor, the Seller and the Servicer, if applicable;

                  (C) A description of any affiliations between the transaction parties pursuant to Item 1119 of Regulation AB from the Depositor; and

                  (D) The Assessment of Compliance, Attestation Report, Annual Compliance Statements and other documentation provided by the Servicer pursuant to Sections 3.20 and 3.21.

         (b) The Depositor hereby grants to the Trustee a limited power of attorney to execute any Form 8-K and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust. The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Trustee shall have no responsibility to file any items other than those specified in this
Section 3.13; provided, however, the Trustee will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Copies of all reports filed by the Trustee under the Exchange Act shall be sent to the Depositor electronically or at the addressed set forth in Section 11.05. Fees and expenses incurred by the Trustee in connection with this Section 3.13 shall not be reimbursable from the Trust Fund.

         (c) The Trustee shall sign a certification (in the form attached hereto as Exhibit R-2) for the benefit of the Depositor and its officers, directors and Affiliates regarding certain aspects of items 1 through 3 of the Depositor Certification (provided, however, that the Trustee shall not undertake an analysis of the accountant's report attached as an exhibit to the Form 10-K). The Trustee's certification shall be delivered to the Depositor by no later than March 18th of each year (or if such day is not a Business Day, the immediately preceding Business Day) and the Depositor shall deliver the Depositor Certification to the Trustee for filing no later than March 20th of each year (or if such day is not a Business Day, the immediately preceding Business Day).

         The Trustee shall subject to the provisions of Sections 8.01 and 8.02 hereof, indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon third party claims relating to information included in any Form 10-K provided by the Trustee other than any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs arising out of third party claims relating to information contained in the Depositor Certification, the Assessment of Compliance, Attestation Report, Annual Compliance Statements and other documentation provided by the Servicer pursuant to Sections 3.20 and 3.21. In addition, the Trustee shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Trustee's obligations under this Section 3.13 or the Trustee's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, then the Trustee, in connection with a breach of the Trustee's obligations under this Section 3.13 or the Trustee's negligence, bad faith or willful misconduct in connection therewith, agrees that it shall contribute to the amount paid or payable by the Depositor as a result of the losses, claims, damages or liabilities of the Depositor in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Trustee on the other.

         (d) Nothing shall be construed from the foregoing subsections (a), (b) and (c) to require the Trustee or any officer, director or Affiliate thereof to sign any Form 10-K or any certification contained therein. Furthermore, the inability of the Trustee to file a Form 10-K as a result of the lack of required information as set forth in Section 3.13(a) or required signatures on such Form 10-K or any certification contained therein shall not be regarded as a breach by the Trustee of any obligation under this Agreement.

         (e) Upon any filing with the Securities and Exchange Commission, the Trustee shall promptly deliver to the Depositor a copy of any executed report, statement or information.

         (f) Prior to January 30 of the first year in which the Trustee is able to do so under applicable law, the Trustee shall file a Form 15 Suspension Notification with respect to the Trust.

         (g) To the extent that, following the Closing Date, the Depositor certifies that reports and certifications differing from those required under this Section 3.22(b) comply with the reporting requirements under the Exchange Act, the Trustee hereby agrees that it will reasonably cooperate to amend the provisions of this Section 3.22(b) in order to comply with such amended reporting requirements and such amendment of this Section 3.22(b). Any such amendment may result in the reduction of the reports filed by the Depositor under the Exchange Act. Notwithstanding the foregoing, the Trustee shall not be obligated to enter into any amendment pursuant to this Section that adversely affects its obligations and immunities under this Agreement.

         (a) (h) Each of the parties acknowledges and agrees that the purpose of Sections 3.20, 3.21 and this Section 3.13 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB promulgated by the Commission under the 1934 Act (17 C.F.R. ss.ss. 229.1100 - 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the Commission from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Depositor for delivery of additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

         Section 3.14. REPORTS OF FORECLOSURES AND ABANDONMENTS OF MORTGAGED PROPERTIES, RETURNS RELATING TO MORTGAGE INTEREST RECEIVED FROM INDIVIDUALS AND RETURNS RELATING TO CANCELLATION OF INDEBTEDNESS. The Servicer shall make reports of foreclosures and abandonments of any Mortgaged Property for each year beginning in [o]. The Servicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Trust acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050J, 6050H and 6050P of the Code.

         Section 3.15. ADVANCES BY THE SERVICER.

         (a) Not later than 1:00 p.m. New York time on the Deposit Date related to each Distribution Date, the Servicer shall remit to the Securities Administrator for deposit in the Distribution Account an amount to be distributed on the related Distribution Date pursuant to Section 5.01, equal to the Monthly Payment due on each Mortgage Loan during the related Due Period, but not received as of the related Determination Date (net of the Servicing Fee) such amount being defined herein as the "Monthly Advance." With respect to any Balloon Loan that is delinquent on its maturity date, the Servicer will continue to make Monthly Advances with respect to such Balloon Loan in an amount equal to one month's interest on the unpaid principal balance at the applicable Loan Rate (net of the Servicing Fee) according to the original amortization schedule for such Mortgage Loan. The obligation to make Monthly Advances with respect to each Mortgage Loan shall continue until such Mortgage Loan becomes a Liquidated Mortgage Loan.

         (b) Notwithstanding anything herein to the contrary, (i) no Servicing Advance or Monthly Advance shall be required to be made hereunder if the Servicer determines that such Servicing Advance or Monthly Advance would, if made, constitute a Nonrecoverable Advance and (ii) no Monthly Advance or Servicing Advance shall be required with respect to Civil Relief Act Interest Shortfalls.

         (c) All Monthly Advances and Servicing Advances, including any Nonrecoverable Advances shall be reimbursed on a "first in, first out" ("FIFO") basis.

         (d) So long as the Servicer is [o] or otherwise has long-term debt rated at least investment grade by one of the Rating Agencies, Monthly Advances may be made by the Servicer either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 3.15, used by the Servicer in discharge of any such Monthly Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Monthly Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before the next Deposit Date.

         Section 3.16. OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS. The Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Master Servicer) to purchase for its own account from the Trust any Mortgage Loan which is ninety (90) days or more delinquent in the manner and at the price specified in Section 2.02. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account and the Trustee, upon receipt of such deposit in the Distribution Account by the Securities Administrator, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

         Section 3.17. SUPERIOR LIENS. The Servicer shall file (or cause to be filed) a request for notice of any action by a superior lienholder under a First Lien for the protection of the Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.

         If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Certificateholders and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions in accordance with the terms of this Agreement. The Servicer shall promptly notify the Trustee of any such action or circumstances. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Certificateholders in accordance with the servicing standards in Section 3.01. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would be recoverable from Liquidation Proceeds on the related Mortgage Loan and in no event in an amount that is greater than the Principal Balance of the related Mortgage Loan. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

         Section 3.18. ASSUMPTION AGREEMENTS. When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its right to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; PROVIDED, HOWEVER, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person shall become liable under the Mortgage Note and, unless prohibited by applicable law, the Mortgagor shall remain liable thereon. The Servicer, in accordance with accepted mortgage loan servicing standards for mortgage loans similar to the Mortgage Loans, is also authorized to enter into a substitution of liability whereby such person is substituted as mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Trustee and the Master Servicer that any such substitution or assumption agreement has been completed by forwarding to the Trustee and the Master Servicer the original of such substitution or assumption agreement which original shall be added by the Trustee or its Custodian to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 3.18, the Servicer shall not change the Loan Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

         Section 3.19. PAYMENT OF TAXES, INSURANCE AND OTHER CHARGES. With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

         With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall, if it has received notice of a default or deficiency, monitor such payments to determine if they are made by the Mortgagor. The Servicer shall maintain a third-party (which may be an Affiliate of the Servicer) tax monitoring service.

         Section 3.20. ADVANCE FACILITY.

         (a) The Servicer is hereby authorized to enter in to a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Servicer assigns or pledges to another Person (an "Advancing Person") the Servicer's rights under this Agreement to be reimbursed for any Monthly Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Monthly Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Trustee, the Master Servicer, the Securities Administrator, Certificateholders or any other party is required before the Servicer may enter into an Advance Facility; PROVIDED, HOWEVER, that the consent of the Trustee, the Master Servicer and the Securities Administrator shall be required before the Servicer may cause to be outstanding at one time more than one Advance Facility with respect to Monthly Advances or more than one Advance Facility with respect to Servicing Advances. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Monthly Advances and/or Servicing Advances on the Servicer's behalf, the Servicer shall remain obligated pursuant to this Agreement to make Monthly Advances and Servicing Advances pursuant to and as required by this Agreement. If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Monthly Advances including Nonrecoverable Advances related thereto ("Monthly Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Advances related thereto ("Servicing Advance Reimbursement Amounts" and together with Monthly Advance Reimbursement Amounts, "Servicer Reimbursement Amounts") (in each case to the extent that such type of Servicer Reimbursement Amount is included in the Advance Facility, then the Servicer shall identify such Servicer Reimbursement Amounts as received, consistently with the reimbursement rights set forth in this Agreement, and shall remit such Servicer Reimbursement Amounts in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (each, an "Advance Facility Trustee") designated by such Advancing Person. Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Servicer may direct the Securities Administrator to, and if so directed the Securities Administrator is hereby authorized to and shall, pay to the Advancing Person or the Advance Facility Trustee the Servicer Reimbursement Amounts identified pursuant to the preceding sentence. Notwithstanding anything to the contrary herein, in no event shall Monthly Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in "Available Funds" or distributed to Certificateholders. If the Servicer makes a remittance to the Securities Administrator of Servicer Reimbursement Amounts under Section 3.03(i) as described above, the Servicer shall report to the Master Servicer and the Securities Administrator the portions of such remittance that consist of Available Funds, Monthly Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts, respectively.

         (b) If the Servicer enters into an Advance Facility and elects to remit Servicer Reimbursement Amounts to the Securities Administrator, the Servicer and the related Advancing Person shall deliver to the Securities Administrator a written notice and payment instruction (an "Advance Facility Notice"), providing the Securities Administrator with written payment instructions as to where to remit Monthly Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Servicer Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Servicer Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Servicer and the related Advancing Person (and any related Advance Facility Trustee); PROVIDED, HOWEVER, that the provisions of this Section 3.20 shall cease to be applicable when all Monthly Advances and Servicing Advances funded by an Advancing Person, and when all Monthly Advances and Servicing Advances the rights to be reimbursed for which have been assigned or pledged to an Advancing Person, have been repaid to the related Advancing Person in full.

         (c) Servicer Reimbursement Amounts shall consist solely of amounts in respect of Monthly Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with Section 3.03(ii) or Section 3.03(vi) hereof, assuming the Servicer had made the related Monthly Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to the provisions of Section 3.15. Neither the Securities Administrator nor the Trustee shall have any duty or liability with respect to the calculation of any Servicer Reimbursement Amount and, if the Servicer has elected to remit Servicer Reimbursement Amounts to the Securities Administrator, both the Securities Administrator and the Trustee shall be entitled to rely without independent investigation on the Advance Facility Notice and on the Servicer's report of the amount of Monthly Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts that were included in the remittance from the Servicer to the Securities Administrator pursuant to Section 3.03(i). The Servicer shall maintain and provide to any Successor Servicer and (upon request) the Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the Successor Servicer shall not be liable for any errors in such information. None of the Depositor, the Trustee, the Master Servicer or the Securities Administrator shall, as a result of the existence of any Advance Facility, have any additional duty or liability with respect to the calculation or payment of any Servicer Reimbursement Amount, and none of the Depositor, the Trustee, the Master Servicer or the Securities Administrator shall, as a result of the existence of any Advance Facility, have any additional responsibility to track or monitor the administration of such Advance Facility or the payment of Servicer Reimbursement Amounts to an Advancing Person.

         (d) An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for Monthly Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of Monthly Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a Sub-Servicer set forth in Section 3.01 hereof.

         (e) Servicer Reimbursement Amounts distributed with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Monthly Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a FIFO basis. The Servicer shall provide to the related Advancing Person or Advance Facility Trustee loan-by-loan information with respect to each Servicer Reimbursement Amount distributed by the Securities Administrator to such Advancing Person or Advance Facility Trustee on each Distribution Date, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Servicer Reimbursement Amount with respect to each Mortgage Loan. The Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Monthly Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been assigned or pledged to an Advancing Person.

         (f) Notwithstanding anything to the contrary in this Agreement, none of the Master Servicer, the Securities Administrator or the Trustee shall be responsible for tracking or monitoring Servicer Reimbursement Amounts or any Advance Facility, and none of such parties shall be obligated to make any payment with respect to any Servicer Reimbursement Amount. The Servicer who enters into an Advance Facility shall indemnify the Trustee, the Trust, the Master Servicer, the Securities Administrator and any Successor Servicer for any loss, liability or damage resulting from any claim by the related Advancing Person, except (i) in the case of the Trustee, the Securities Administrator, the Master Servicer or the Trust, (A) resulting from any such claim which arises by reason of such party's, as applicable, willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of the such party's reckless disregard of its obligations and duties hereunder or (B) any such claim for which such party receives indemnification from the Servicer or a Successor Servicer pursuant to Section 7.06(a), or (ii) in the case of a Successor Servicer, which claim arises by reason of such Successor Servicer's willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. Notwithstanding the foregoing, the exclusions set forth in clauses
(i) and (ii) above from the Servicer's obligation to indemnify the Trustee, the Trust, the Master Servicer, the Securities Administrator and any Successor Servicer shall not be applicable, in any case, to the extent the applicable claim, loss, liability or damage was incurred by reason of the Servicer's willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder, or by reason of a breach of the Servicer's obligations and duties under this Agreement.

         (g) Notwithstanding anything to the contrary in this Section 3.20, the Servicer shall consult with the Master Servicer in determining the manner in which any Advance Facility shall affect a Successor Servicer before the Servicer shall enter into an Advance Facility. Any amendment to this Section 3.20 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.20, including amendments to add provisions relating to a Successor Servicer, may be entered into by the Trustee, the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Servicer without the consent of any Certificateholder, notwithstanding anything to the contrary in Section 11.01 hereof or elsewhere in this Agreement, and provided that such Amendment otherwise complies with Section 11.01 hereof. All reasonable costs and expenses (including attorneys' fees) of each party hereto of any such amendment shall be borne solely by the Servicer. The parties hereto hereby acknowledge and agree that: (i) the Monthly Advances and/or Servicing Advances financed by and/or pledged to an Advancing Person under any Advance Facility are obligations owed to the Servicer payable only from the cash flows and proceeds received under this Agreement for reimbursement of Monthly Advances and/or Servicing Advances only to the extent provided herein, and the Trustee and the Trust are not, as a result of the existence of any Advance Facility, obligated or liable to repay any Monthly Advances and/or Servicing Advances financed by the Advancing Person;
(ii) the Servicer will be responsible for remitting to the Advancing Person the applicable amounts collected by it as reimbursement for Monthly Advances and/or Servicing Advances funded by the Advancing Person, subject to the provisions of this Agreement and (iii) the Trustee, the Master Servicer and the Securities Administrator shall not have any responsibility to track or monitor the administration of the financing arrangement between the Servicer and any Advancing Person.

         Section 3.21. COVENANTS OF THE SERVICER AND REPRESENTATIONS OF THE SELLER REGARDING PREPAYMENT CHARGES.

         (a) The Servicer will not waive any Prepayment Charge or part of a Prepayment Charge unless (i) such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and related Mortgage Loan and doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default) and in no event will it waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default, or (ii) the collection of the Prepayment Charge would be in violation of applicable laws or regulations.

         (b) The Seller hereby represents that the information set forth in the Prepayment Charge Schedule (including the prepayment charge summary attached thereto) is complete, true and correct in all material respects at the date or dates respecting which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally) under applicable state law.

         (c) Upon discovery by the Servicer, the Seller, the Depositor, the Master Servicer or a Responsible Officer of the Trustee or the Securities Administrator of a breach of the foregoing, which materially and adversely affects the Holders of the Class P Certificates, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of the earlier of discovery by the Servicer, the Depositor, Master Servicer or the Seller, as applicable, or receipt of notice by the Servicer, the Depositor, the Master Servicer or the Seller, as applicable, of such breach, the Servicer (with respect to clause (a) above) or the Seller (on behalf of itself and the Depositor) (with respect to clause (b) above), as applicable, shall cure such breach in all material respects. If the covenant made by the Servicer in clause
(a) above is breached the Servicer must pay into the Collection Account the amount of the waived Prepayment Charge (less any amount previously collected and paid by the Servicer into the Collection Account; provided, however, that the Servicer shall not have an obligation to pay the amount of any uncollected Prepayment Charge if the failure to collect such amount is the direct result of inaccurate or incomplete information on the Prepayment Charge Schedule in effect at such time). If the representation made by the Seller in clause (b) above is breached, the Seller must pay to the Servicer for deposit into the Collection Account the amount of the scheduled Prepayment Charge, less any amount previously collected and paid by the Servicer into the Collection Account.

         Section 3.22. NON-SOLICITATION. The Servicer shall not take any action or permit or cause any action to be taken by any of the Servicer's agents or affiliates, or by any independent contractors on the Servicer's behalf, to personally, by telephone, mail, e-mail or other similar methods of communication, solicit any Mortgagor or obligor under any of the Mortgage Loans to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Seller, or any of its successors or assigns. It is understood and agreed that promotions undertaken by the Servicer which are directed to the general public at large, or designated segments thereof, including without limitation mass mailings based on commercially acquired mailing lists, newspaper, radio, telephone and television advertisements shall not constitute solicitation under this Section 3.22.

                                   ARTICLE IV

ADMINISTRATION AND MASTER SERVICING OF THE MORTGAGE LOANS BY THE MASTER SERVICER

         Section 4.01. MASTER SERVICER. The Master Servicer shall supervise, monitor and oversee the obligation of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under this Agreement. The Master Servicer shall independently and separately monitor the Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer's and Master Servicer's records. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer to the Distribution Account pursuant to the terms hereof based on information provided to the Master Servicer by the Securities Administrator pursuant to the third paragraph of Section 9.01.

         The Trustee shall provide access and shall cause the Custodian to provide access and the Securities Administrator shall provide access, in each case to the records and documentation in possession of the Trustee, the Custodian or the Securities Administrator, as the case may be, regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee, the Custodian or the Securities Administrator; provided, however, that, unless otherwise required by law, none of the Trustee, the Custodian or the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee shall allow representatives of the above entities and shall cause the Custodian to allow representatives of the above entities and the Securities Administrator shall allow representatives of the above entities, in each case to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee's, the Custodian's or the Securities Administrator's, as the case may be, actual costs.

         Section 4.02. REMIC-RELATED COVENANTS. For as long as each REMIC shall exist, the Trustee and the Securities Administrator shall act in accordance herewith to treat such REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Servicer or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in either the Collection Account or the Distribution Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received an Opinion of Counsel prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement or
Section 2.03 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day (as defined in Section 2.08) without receipt of a Opinion of Counsel stating that such contribution will not result in an adverse event on any REMIC created hereunder.

         Section 4.03. MONITORING OF SERVICER.

         (a) The Master Servicer shall be responsible for monitoring the compliance by the Servicer with its duties under this Agreement. In the review of the Servicer's activities, the Master Servicer may rely upon an Officer's Certificate of the Servicer with regard to the Servicer's compliance with the terms of this Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the terms hereof, or that a notice should be sent pursuant to the terms hereof with respect to the occurrence of an event that, unless cured, would constitute a Servicer Event of Default, the Master Servicer shall notify the Servicer, the Seller and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

         (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of the Servicer under this Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with this Agreement, subject to the preceding paragraph, Article III and Article VIII, cause the Trustee to terminate the rights and obligations of the Servicer hereunder in accordance with the provisions of Article VIII. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

         (c) The Master Servicer shall be entitled to be reimbursed by the Servicer (or from amounts on deposit in the Distribution Account if the Servicer does not timely fulfill its obligations hereunder) for all reasonable out-of-pocket or third party costs associated with the transfer of servicing from the predecessor Servicer (or if the predecessor Servicer is the Master Servicer, from the Servicer immediately preceding the Master Servicer), including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.

         (d) The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.

         (e) If the Master Servicer acts as successor Servicer, it will not assume liability for the representations and warranties of the terminated Servicer.

         (f) The Master Servicer shall not be liable for any acts or omissions of the Servicer.

         Section 4.04. FIDELITY BOND. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

         Section 4.05. POWER TO ACT; PROCEDURES. The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 4.03, shall not permit the Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon any REMIC created hereunder. The Trustee shall furnish the Master Servicer, upon written request from a Master Servicing Officer, with any powers of attorney empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer or the Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or the Servicer and shall be indemnified by the Master Servicer or the Servicer, as applicable, for any cost, liability or expense incurred by the Trustee in connection with such Person's use or misuse of any such power of attorney). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.10. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

         Section 4.06. DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. To the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with this Agreement.

         Section 4.07. DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF MASTER SERVICER TO BE HELD FOR TRUSTEE.

         (a) The Master Servicer shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer from time to time as are required by the terms hereof to be delivered to the Trustee or Custodian. Any funds received by the Master Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be remitted to the Securities Administrator for deposit in the Distribution Account. The Master Servicer shall, and, subject to Section 3.11, shall cause the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

         (b) All funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be remitted to the Securities Administrator for deposit in the Distribution Account.

         Section 4.08. POSSESSION OF CERTAIN INSURANCE POLICIES AND DOCUMENTS. The Trustee or the applicable Custodian, shall retain possession and custody of the originals (to the extent available) of any primary mortgage insurance policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates has been distributed in full and the Master Servicer and the Servicer have otherwise fulfilled their respective obligations under this Agreement, the Trustee or the Custodian shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee or the Custodian, upon the execution or receipt thereof the originals of any primary mortgage insurance policies, any certificates of renewal, and such other documents or instruments related to the Mortgage Loans that come into the possession of the Master Servicer from time to time.

         Section 4.09. COMPENSATION FOR THE MASTER SERVICER. As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the Master Servicing Fee, payable to the Master Servicer by the Securities Administrator on each Distribution Date (with respect to the calendar month that immediately preceded the month of such Distribution Date) from funds in the Distribution Account. The Master Servicing Fee payable to the Master Servicer in respect of any Distribution Date shall be reduced in accordance with
Section 4.12. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

         Section 4.10. ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE.

         (a) The Master Servicer will deliver to the Seller, the Trustee, the Securities Administrator and the Rating Agencies, on or before March 15 of each year, beginning with delivery on March 15, 2007, an Officer's Certificate certifying that with respect to the period ending December 31 of the prior year:
(i) such Master Servicing Officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Master Servicing Officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Master Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Master Servicing Officer to lead such Master Servicing Officer to believe that the Master Servicer has failed to perform any of its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Master Servicing Officer and the nature and status thereof.

         (b) Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Securities Administrator at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Securities Administrator with such statement or (ii) the Securities Administrator shall be unaware of the Master Servicer's failure to provide such statement).

         Section 4.11. ANNUAL INDEPENDENT ACCOUNTANT'S SERVICING REPORT. Not later than March 15 of each year, beginning with the letter due March 15, 2007, if the Master Servicer has, during the course of any calendar year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Securities Administrator, the Rating Agencies and the Seller to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Securities Administrator at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee and the Securities Administrator whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

         Section 4.12. OBLIGATION OF THE MASTER SERVICER IN RESPECT OF PREPAYMENT INTEREST SHORTFALLS. In the event that the Servicer fails to perform on any Determination Date its obligations pursuant to Section 5.02, the Master Servicer shall remit to the Securities Administrator not later than the Distribution Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by the Servicer with respect to Prepayment Interest Shortfalls attributable to Principal Prepayments on the related Mortgage Loans for the related Distribution Date, and not so paid by the Servicer and (ii) the Master Servicing Fee for such Distribution Date, without reimbursement therefor.

         Section 4.13. MONTHLY ADVANCES BY THE MASTER SERVICER. If the Servicer fails to remit any Monthly Advance required to be made pursuant to Section 3.15, the Master Servicer shall itself make, or shall cause the Successor Servicer to make, such Advance. If the Master Servicer determines that a Monthly Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer) for deposit in the Distribution Account immediately available funds in an amount equal to such Monthly Advance. The Master Servicer shall be entitled to be reimbursed for all Monthly Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that a Monthly Advance is a Nonrecoverable Advance, the Master Servicer shall be under no obligation to make such Monthly Advance. If the Master Servicer determines that an Monthly Advance is a Nonrecoverable Advance, it shall, on or prior to the related Distribution Date, deliver an Officer's Certificate to the Trustee and the Securities Administrator to such effect.

         Section 4.14. MERGER OR CONSOLIDATION. Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that the successor or resulting Person to the Master Servicer or its Affiliate whose primary business is the servicing of conventional residential mortgage loans shall be a Person that is an Approved Servicer.

         Section 4.15. RESIGNATION OF MASTER SERVICER. Except as otherwise provided in Sections 4.14 and 4.16 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an independent Opinion of Counsel to such effect delivered to the Depositor, the Seller and the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a Successor Master Servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

         If, at any time, the Master Servicer resigns under this Section 4.15, or transfers or assigns its rights and obligations under Section 4.16, or is removed as Master Servicer pursuant to Section 8.03, then at such time [o] also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent and Certificate Registrar under this Agreement. In such event, the obligations of each such party shall be assumed by the Trustee or such Successor Master Servicer appointed by the Trustee (subject to the provisions of Section 8.04).

         Section 4.16. ASSIGNMENT OR DELEGATION OF DUTIES BY THE MASTER SERVICER. Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; PROVIDED, HOWEVER, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Seller (which consent shall not be unreasonably withheld), and upon delivery to the Trustee and the Seller of a letter from each Rating Agency to the effect that such action shall not result in a downgrading of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Seller and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a Successor Master Servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such Successor Master Servicer. Such Successor Master Servicer shall also pay the fees of the Trustee and the Securities Administrator, as provided herein.

                                   ARTICLE V

                           PAYMENTS AND STATEMENTS TO
                CERTIFICATEHOLDERS; RIGHTS OF CERTIFICATEHOLDERS

Section 5.01.     DISTRIBUTIONS.

         (a) On each Distribution Date, the Securities Administrator shall withdraw (i) from the Distribution Account, the Available Funds for the related Loan Group for such Distribution Date and (ii) from the Net Rate Cap Fund, funds on deposit therein, and apply such amounts in the following order of priority, in each case, to the extent of the funds remaining therefor (and shall make corresponding allocations with respect to each REMIC):

                  (i) With respect to Available Funds received with respect to the Mortgage Loans in Loan Group I:

                  (1) To the entity designated by the Tax Matters Person, the Tax Matters Fee with respect to Loan Group I for such Distribution Date;

                  (2) Concurrently, to each Class of Class AV Certificates, the related Class Interest Distribution for such Distribution Date, pro rata based on their respective entitlements;

                  (3) Sequentially, first to the Class MV-1 Certificates, second to the Class MV-2 Certificates, third to the Class MV-3 Certificates and fourth to the Class MV-4 Certificates, the related Class Monthly Interest Amount for such Distribution Date;

                  (4) To the Class AV Certificates, the Group I Senior Principal Distribution Amount for such Distribution Date, excluding any related Subordination Increase Amount included therein, sequentially, first to the Class AV-1 Certificates, second to the Class AV-2 Certificates and third to the Class AV-3 Certificates, until the respective Class Principal Balance of such Classes has been reduced to zero;

                  (5) To the Class MV-1 Certificates, the Class MV-1 Principal Distribution Amount for such Distribution Date, excluding any related Subordination Increase Amount included therein;

                  (6) To the Class MV-2 Certificates, the Class MV-2 Principal Distribution Amount for such Distribution Date, excluding any related Subordination Increase Amount included therein;

                  (7) To the Class MV-3 Certificates, the Class MV-3 Principal Distribution Amount for such Distribution Date, excluding any related Subordination Increase Amount included therein;

                  (8) To the Class MV-4 Certificates, the Class MV-4 Principal Distribution Amount for such Distribution Date, excluding any related Subordination Increase Amount included therein;

                  (9) To the Group I Certificates, the related Subordination Increase Amount for such Distribution Date, allocated in the same order of priority set forth in subclauses (4) through (8) of this clause
                           (i);

                  (10) To the Group II Certificates, the related Subordination Increase Amount for such Distribution Date, allocated in the same order of priority set forth in subclauses (4) through (13) of clause (ii) below (after giving effect to distributions made pursuant to clause (ii) below on such Distribution
                           Date);

                  (11) Sequentially, first to the Class MV-1 Certificates, second to the Class MV-2 Certificates, third to the Class MV-3 Certificates and fourth to the Class MV-4 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall;

                  (12) Sequentially, first to the Class MF-1 Certificates, second to the Class MF-2 Certificates, third to the Class MF-3 Certificates, fourth to the Class MF-4 Certificates, fifth to the Class MF-5 Certificates, sixth to the Class MF-6 Certificates, seventh to the Class MF-7 Certificates, eighth to the Class MF-8 Certificates and ninth to the Class MF-9 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall (after giving effect to distributions made pursuant to clause (ii) below on such Distribution Date);

                  (13) To the Class BIO Certificates for concurrent deposit in the Net Rate Cap Fund, the Net Rate Cap Fund Deposit;

                  (14) To the Offered Certificates in the order and priority described in Section 5.07(c), the related Net Rate Cap Carryover, to be paid from and to the extent of funds on deposit in the Net Rate Cap Fund (including amounts under the Group I Interest Rate Cap Agreement);

                  (15) To the Class BIO Certificates, the Class BIO Distribution Amount, less amounts distributed pursuant to Section 5.01(a)(i)(13) on such Distribution Date; and

                  (16) To the Class R-1 Certificateholders and Class R-2 Certificateholders, the remainder in REMIC I and REMIC II, respectively.

                  (ii) With respect to Available Funds received with respect to the Mortgage Loans in Loan Group II:

                  (1) To the entity designated by the Tax Matters Person, the Tax Matters Fee with respect to Loan Group II for such Distribution Date;

                  (2) Concurrently, to each Class of Class AF Certificates, the related Class Interest Distribution for such Distribution Date, pro rata based on their respective entitlements;

                  (3) Sequentially, first to the Class MF-1 Certificates, second to the Class MF-2 Certificates, third to the Class MF-3 Certificates, fourth to the Class MF-4 Certificates, fifth to the Class MF-5 Certificates, sixth to the Class MF-6 Certificates, seventh to the Class MF-7 Certificates, eighth to the Class MF-8 Certificates and ninth to the Class MF-9 Certificates, the related Class Monthly Interest Amount for such Distribution Date;

                  (4) To the Class AF Certificates, the Group II Senior Principal Distribution Amount for such Distribution Date, excluding any related Subordination Increase Amount included therein, sequentially, first to the Class AF-6 Certificates, the Class AF-6 Lockout Distribution Amount, and second, sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the respective Class Principal Balance of such Classes has been reduced to zero;

                  (5) To the Class MF-1 Certificates, the Class MF-1 Principal Distribution Amount for such Distribution Date, excluding any related Subordination Increase Amount included therein;

                  (6) To the Class MF-2 Certificates, the Class MF-2 Principal Distribution Amount for such Distribution Date, excluding any related Subordination Increase Amount included therein;

                  (7) To the Class MF-3 Certificates, the Class MF-3 Principal Distribution Amount for such Distribution Date, excluding any related Subordination Increase Amount included therein;

                  (8) To the Class MF-4 Certificates, the Class MF-4 Principal Distribution Amount for such Distribution Date, excluding any related Subordination Increase Amount included therein;

                  (9) To the Class MF-5 Certificates, the Class MF-5 Principal Distribution Amount for such Distribution Date, excluding any related Subordination Increase Amount included therein;

                  (10) To the Class MF-6 Certificates, the Class MF-6 Principal Distribution Amount for such Distribution Date, excluding any related Subordination Increase Amount included therein;

                  (11) To the Class MF-7 Certificates, the Class MF-7 Principal Distribution Amount for such Distribution Date, excluding any related Subordination Increase Amount included therein;

                  (12) To the Class MF-8 Certificates, the Class MF-8 Principal Distribution Amount for such Distribution Date, excluding any related Subordination Increase Amount included therein;

                  (13) To the Class MF-9 Certificates, the Class MF-9 Principal Distribution Amount for such Distribution Date, excluding any related Subordination Increase Amount included therein;

                  (14) To the Group II Certificates, the related Subordination Increase Amount for such Distribution Date, allocated in the same order of priority set forth in subclauses (4) through (13) of this clause
                           (ii);

                  (15) To the Group I Certificates, the related Subordination Increase Amount for such Distribution Date, allocated in the same order of priority set forth in subclauses (4) through (8) of clause (i) above (after giving effect to distributions made pursuant to clause (i) above on such Distribution
                           Date);

                  (16) Sequentially, first to the Class MF-1 Certificates, second to the Class MF-2 Certificates, third to the Class MF-3 Certificates, fourth to the Class MF-4 Certificates, fifth to the Class MF-5 Certificates, sixth to the Class MF-6 Certificates, seventh to the Class MF-7 Certificates, eighth to the Class MF-8 Certificates and ninth to the Class MF-9 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall;

                  (17) Sequentially, first to the Class MV-1 Certificates, second to the Class MV-2 Certificates, third to the Class MV-3 Certificates and fourth to the Class MV-4 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall (after giving effect to distributions made pursuant to clause (i) above on such Distribution Date);

                  (18) To the Class BIO Certificates for concurrent deposit in the Net Rate Cap Fund, the Net Rate Cap Fund Deposit;

                  (19) To the Offered Certificates in the order and priority described in Section 5.07(c), the related Net Rate Cap Carryover, to be paid from and to the extent of funds on deposit in the Net Rate Cap Fund (including amounts under the Group I Interest Rate Cap Agreement);

                  (20) To the Class BIO Certificates, the Class BIO Distribution Amount, less amounts distributed pursuant to Section 5.01(a)(ii)(18) on such Distribution Date; and

                  (21) To the Class R-1 Certificateholders and Class R-2 Certificateholders, the remainder in REMIC I and REMIC II, respectively.

         (b) On each Distribution Date, the Class Interest Distribution for each Class of Senior Certificates in a Certificate Group will be distributed on an equal priority within such Certificate Group and any shortfall in the amount required to be distributed as interest will be allocated to the Senior Certificates in such Certificate Group, between the related Classes of Certificates, pro rata based on the amount that would have been distributed to each Class in the absence of such shortfall.

         (c) On each Distribution Date, the Securities Administrator shall make distributions to the Holders of the Class P Certificates of all Prepayment Charges on deposit in the Distribution Account with respect to the Mortgage Loans during the related Prepayment Period. Such Prepayment Charges will not be available for distributions to the Holders of the other Classes of Certificates.

         (d) The Securities Administrator shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution), in the case of Holders of Offered Certificates, by check or money order mailed to such Certificateholder at the address appearing in the Certificate Register, or, upon written request by a Holder of an Offered Certificate delivered to the Securities Administrator at least five Business Days prior to the related Distribution Date, by wire transfer or otherwise, and, in the case of Holders of Class P Certificates, Class BIO Certificates or Residual Certificates, by wire transfer, if appropriate wiring instructions have been received by the Trustee at least five (5) Business Days prior to the related Distribution Date, or, if not, by check or money order to such Certificateholder at the address appearing in the Certificate Register. Distributions among Certificateholders of a Class shall be made in proportion to the Percentage Interests evidenced by the Certificates of such Class held by such Certificateholders.

         (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Paying Agent, the Certificate Registrar, the Depositor, the Servicer, the Master Servicer, the Securities Administrator or the Seller shall have any responsibility therefor except as otherwise provided by applicable law.

         Section 5.02. COMPENSATING INTEREST. Not later than the Determination Date, the Servicer shall deposit to the Collection Account an amount equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from Principal Prepayments in full during the related Prepayment Period and (B) an amount equal to the product of (i) 1/12, (ii) the Servicing Fee Rate and (iii) the sum of the Group I Pool Balance and Group II Pool Balance as of the first day of the related Due Period. The Servicer shall not have the right to reimbursement for any amounts deposited to the Collection Account pursuant to this Section 5.02.

         Section 5.03. STATEMENTS.

         (a) Not later than 1:00 p.m., New York time, on the 18th calendar day of each month, or if such 18th day is not a Business Day, the immediately preceding Business Day, the Servicer shall deliver to the Master Servicer who shall deliver to the Securities Administrator by electronic means reasonably acceptable to the Master Servicer, a computer file containing the loan level information set forth in Exhibits V, W and X hereto necessary to permit the Master Servicer to perform its obligations hereunder and the Securities Administrator to calculate the information required by clauses (i) through (xxv) below as of the end of the preceding Prepayment Period or Due Period, as applicable, and such other information as the Master Servicer or the Securities Administrator shall reasonably require, and the Seller hereby agrees to provide the Master Servicer and the Servicer with an amended Prepayment Charge Schedule, if required, at such time. Not later than each Distribution Date the Securities Administrator shall prepare a statement (the "Remittance Report") containing the information set forth below with respect to such Distribution Date, which information shall be based solely upon the loan level information furnished by the Servicer and the Master Servicer, as applicable, upon which the Securities Administrator shall conclusively rely without independent verification thereof:

                  (i) Available Funds for each Loan Group and in the aggregate and the Certificate Rate for each Class for the related Distribution Date;

                  (ii) the aggregate amount of the distribution to each Class of Certificates on such Distribution Date;

                  (iii) the amount of the distribution set forth in paragraph
         (i) above in respect of interest and the amount thereof in respect of any Class Interest Carryover Shortfall, and the amount of any Class Interest Carryover Shortfall remaining;

                  (iv) the amount of the distribution set forth in paragraph (i) above in respect of principal and the amount thereof in respect of the Class Principal Carryover Shortfall, and any remaining Class Principal Carryover Shortfall;

                  (v) the amount of Group I Excess Interest and Group II Excess Interest paid as principal;

                  (vi) the aggregate amount of the Servicing Fee, the Master Servicing Fee and the Tax Matters Fee for such Distribution Date, in each case by Loan Group;

                  (vii) the number and aggregate unpaid principal balance of Mortgage Loans in respect of which (1) one Monthly Payment is Delinquent, (2) two Monthly Payments are Delinquent, (3) three Monthly Payments are Delinquent and (4) foreclosure proceedings have begun;

                  (viii) the Class Principal Balance of each Class of Certificates after giving effect to payments allocated to principal above;

                  (ix) each Overcollateralization Amount, the Group I Required Overcollateralization Amount and the Group II Required
         Overcollateralization Amount as of the close of business on the Distribution Date, after giving effect to distributions of principal on such Distribution Date;

                  (x) whether a Group I Cumulative Loss Event, a Group II Cumulative Loss Event, a Group I Delinquency Event or a Group II Delinquency Event has occurred and is continuing and the calculation thereof;

                  (xi) the aggregate amount of Principal Prepayments received during the related Prepayment Period for each Loan Group;

                  (xii) the amount of all Curtailments that were received during the Due Period for each Loan Group;

                  (xiii) the principal portion of all Monthly Payments received during the Due Period for each Loan Group;

                  (xiv) the interest portion of all Monthly Payments received on the Mortgage Loans during the Due Period for each Loan Group;

                  (xv) the amount of the Monthly Advances and the Compensating Interest payment to be made on the Determination Date for each Loan Group;

                  (xvi) the amount to be distributed to the Class P Certificates, Class BIO and Class R Certificateholders, respectively for the Distribution Date;

                  (xvii) the weighted average remaining term to maturity of the Mortgage Loans and the weighted average Loan Rate as of the first day of the related Due Period for each Loan Group;

                  (xviii) the amount of all payments or reimbursements to the Servicer pursuant to Sections 3.03(ii) and (vi) (as reported by the Servicer);

                  (xix) the number of Mortgage Loans outstanding at the beginning and at the end of the related Due Period for each Loan Group;

                  (xx) the amount of Liquidation Loan Losses experienced during the preceding Due Period and the Cumulative Net Losses as a percentage of the Cut-Off Date Pool Balance for each Loan Group;

                  (xxi) for each Loan Group, as of the end of the preceding calendar month, the number and Principal Balance of Mortgage Loans which are 30-59 days delinquent; the number and Principal Balance of Mortgage Loans which are 60-89 days delinquent; the number and Principal Balance of Mortgage Loans which are 90 or more days delinquent (including the number and Principal Balance of Mortgage Loans which are in foreclosure; the number and Principal Balance of Mortgage Loans in bankruptcy; and the number and Principal Balance of Mortgage Loans which are REO Property, each separately set forth) for each Loan Group;

                  (xxii) the amounts of Applied Realized Loss Amounts for each Loan Group for the applicable Due Period and the cumulative amount of Applied Realized Loss Amounts to date for each Loan Group;

                  (xxiii) the number and aggregate Principal Balance of Mortgage Loans, other than Mortgage Loans in default or imminent default, that were modified by the Servicer during the related Due Period (as reported by the Servicer) for each Loan Group;

                  (xxiv) the amount of Net Rate Cap Carryover distributed to each Class of Offered Certificates, stating separately any amounts received from the Cap Provider with respect to the Group I Interest Rate Cap Agreement, and the amount of Net Rate Cap Carryover remaining for each such Class;

                  (xxv) the amount on deposit in the Net Rate Cap Fund, and the amounts of each deposit and withdrawal from such Account;

                  (xxvi) the Net Monthly Excess Cashflow, if any, for such Distribution Date;

                  (xxvii) if the Stepdown Date is in effect (and if not, the months remaining until the Stepdown Date);

                  (xxviii) [(a) the Delinquency Percentage, the numerator and the denominator used to calculate the Delinquency Percentage and whether the Delinquency Percentage exceeds the level set forth in clause (a) of the definition of Trigger Event, (b) the Cumulative Realized Loss Percentage, the numerator and the denominator used to calculate the Cumulative Realized Loss Percentage and whether the Cumultaive Realized Loss Percentage exceeds the level set forth in clause (b) of the definition of Trigger Event];

                  (xxix) the total cashflows received and the general sources thereof;

                  (xxx) if applicable, material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the preceding calendar month or that have become material over time;

                  (xxxi) the applicable Record Dates, Accrual Periods and Determination Dates for calculating distributions for such Distribution Date;

                  (xxxii) the fees and expenses accrued and paid on such Distribution Date and to whom such fees and expenses were paid; and

                  (xxxiii) material breaches of representations and warranties regarding the Mortgage Loans.

         The Securities Administrator shall make available such report to the Servicer, the Master Servicer, the Trustee, the Seller, the Certificateholders, the Rating Agencies, Bloomberg (at 499 Park Avenue, New York, New York 10022,
Attention: [o]) and Intex Solutions (at 35 Highland Circle, Needham, Massachusetts 02144, Attention: [o]) on the Distribution Date. The Securities Administrator may fully rely upon and shall have no liability with respect to information provided by the Servicer or the Master Servicer. In the case of information furnished pursuant to subclauses (ii), (iii), (iv) and (vi) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the related Cut-Off Date.

         The Securities Administrator will make the Remittance Report (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and the parties to this Agreement via the Securities Administrator's internet website. The Securities Administrator's internet website shall initially be located at "[o]". Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at [o]. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way Remittance Reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes. As a condition to access the Securities Administrator's internet website, the Securities Administrator may require registration and the acceptance of a disclaimer. The Securities Administrator will not be liable for the dissemination of information in accordance with this Agreement. The Securities Administrator shall also be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the Remittance Report and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

         (b) Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses
(iii) and (iv) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Securities Administrator to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

         (c) On each Distribution Date, the Securities Administrator shall make available to the Class R Certificateholders in the same manner as the Remittance Report is made available to all Certificateholders a copy of the reports forwarded to the Holders of the Regular Certificates in respect of such Distribution Date and a statement setting forth the amounts actually distributed to the Class R Certificateholders on such Distribution Date together with such other information as the Securities Administrator deems necessary or appropriate.

         (d) Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall deliver to each Person who at any time during the calendar year was a Class R Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Class R Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared by the Tax Matters Persons and furnished to Certificateholders by the Securities Administrator or Tax Matters Person pursuant to any requirements of the Code as from time to time in force.

         (e) The Servicer, the Master Servicer and the Securities Administrator shall furnish to the Depositor, the Seller, the Trustee and each Certificateholder (if requested in writing), during the term of this Agreement, such periodic, special or other reports or information for which the Securities Administrator has the necessary information to prepare such report and in a format acceptable to the Securities Administrator, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the Certificateholder or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions (if requested in writing) as the Certificateholder may reasonably require; PROVIDED that the Servicer, the Master Servicer and the Securities Administrator shall be entitled to be reimbursed by the Depositor, the Seller, the Trustee or such Certificateholder for their respective fees and actual expenses associated with providing such reports, if such reports are not generally produced in the ordinary course of their respective businesses or readily obtainable.

         (f) Reports and computer diskettes or files furnished by the Servicer or the Master Servicer pursuant to this Agreement shall be deemed confidential and of a proprietary nature, and shall not be copied or distributed except to the extent required by law or to the Rating Agencies. No Person entitled to receive copies of such reports or diskettes or files or lists of Certificateholders shall use the information therein for the purpose of soliciting the customers of the Seller or for any other purpose except as set forth in this Agreement.

         Section 5.04. DISTRIBUTION ACCOUNT. The Securities Administrator shall establish with itself, a separate account (the "Distribution Account") titled "[o]." The Distribution Account shall be an Eligible Account. The Securities Administrator shall deposit any amounts representing payments on and any collections in respect of the Mortgage Loans received by it immediately following receipt thereof, including, without limitation, all amounts withdrawn by the Servicer from the Collection Account pursuant to Section 3.03 for deposit to the Distribution Account. Amounts on deposit in the Distribution Account may be invested in Eligible Investments pursuant to Section 5.05. Immediately prior to each Distribution Date, the Securities Administrator shall withdrawal from the Distribution Account and pay to the Master Servicer an amount equal to the Master Servicing Fee for such Distribution Date and any unreimbursed Monthly Advances made by the Master Servicer.

         Section 5.05. INVESTMENT OF ACCOUNTS.

         (a) Consistent with any requirements of the Code, all or a portion of any Account held by the Securities Administrator shall be invested and reinvested by the Securities Administrator, as directed in writing by the Servicer (in the case of the Collection Account), but only for the period from the date of deposit of funds therein to the Deposit Date after which time frame the Securities Administrator may direct any investments in the Distribution Account, or the Servicer (with respect to the Collection Account) or the Seller (in the case of any other Account) (the applicable Person, the "Directing Party"), in one or more Eligible Investments bearing interest or sold at a discount. If the applicable Directing Party does not provide investment directions, or if the Directing Party is the Servicer and an Event of Default shall have occurred and be continuing, the Securities Administrator shall invest all Accounts in Eligible Investments described in paragraph (vi) of the definition of Eligible Investments. No such investment in any Account shall mature later than the Business Day immediately preceding the next Distribution Date (except that for any such Account other than the Distribution Account (i) if such Eligible Investment is an obligation of the Securities Administrator or a money market fund for which the Securities Administrator or any Affiliate is the manager or the advisor, then such Eligible Investment shall mature not later than such Distribution Date and (ii) any other date may be approved by the Rating Agencies).

         (b) If any amounts are needed for disbursement from any Account held by the Securities Administrator and sufficient uninvested funds are not available to make such disbursement, the Securities Administrator shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Securities Administrator shall not be liable for any investment loss or other charge resulting therefrom unless the Securities Administrator's failure to perform in accordance with this Section 5.05 is the cause of such loss or charge.

         (c) Subject to Section 9.01, the Securities Administrator shall not in any way be held liable by reason of any insufficiency in any Account held by the Securities Administrator resulting from any investment loss on any Eligible Investment included therein (except to the extent that the Securities Administrator is the obligor and has defaulted thereon or as provided in subsection (b) of this Section 5.05).

         (d) The Securities Administrator shall invest and reinvest funds in the Accounts held by the Securities Administrator, to the fullest extent practicable, in such manner as the applicable Directing Party shall from time to time direct as set forth in Section 5.05(a), but only in one or more Eligible Investments.

         (e) So long as no Event of Default shall have occurred and be continuing, all net income and gain realized from investment of, and all earnings on, funds deposited in the Collection Account shall be for the benefit of the Servicer as Servicing Compensation (in addition to the Servicing Fee), and shall be subject to withdrawal on or before the first Business Day of the month following the month in which such income or gain is received. The Servicer shall deposit in the Collection Account, the amount of any loss incurred in respect of any Eligible Investment held therein which is in excess of the income and gain thereon immediately upon realization of such loss, without any right to reimbursement therefore from its own funds.

         (f) All net income and gain realized from investment of, and all earnings on, funds deposited in the Collection Account shall be for the benefit of the Servicer for the period from the date of deposit to the Deposit Date, as Servicing Compensation in addition to the Servicing Fee. All net income and gain realized from investment of, and all earnings on, funds deposited in the Distribution Account shall be for the benefit of the Securities Administrator for the period from the Deposit Date to the Distribution Date, as compensation. Any such income shall be subject to withdrawal on or before the first Business Day of the month following the month in which such income or gain is received. The Securities Administrator, as applicable, shall deposit in the Distribution Account from its own funds the amount of any loss incurred in respect of any Eligible Investment held therein which is in excess of the income and gain thereon payable to Securities Administrator immediately upon the realization of such loss, without any right to reimbursement therefor.

         Section 5.06. ALLOCATION OF LOSSES.

         (a) On each Distribution Date, the Securities Administrator shall determine the total of the related Applied Realized Loss Amounts for such Distribution Date. The related Applied Realized Loss Amount for any Distribution Date shall be applied by reducing the Class Principal Balance of each related Class of Subordinate Certificates beginning with the related Class of Subordinate Certificates then outstanding with the lowest relative payment priority, in each case until the respective Class Principal Balance thereof is reduced to zero. Any related Applied Realized Loss Amount allocated to a related Class of Subordinate Certificates shall be allocated among the Subordinate Certificates of such Class in proportion to their respective Percentage Interests.

         (b) With respect to any Class of Subordinate Certificates to which an Applied Realized Loss Amount has been allocated (including any such Class for which the related Class Principal Balance has been reduced to zero), the Class Principal Balance of such Class will be increased up to the amount of related Recoveries for such Distribution Date, beginning with the related Class of Subordinate Certificates with the highest relative payment priority, up to the amount of related Applied Realized Loss Amounts previously allocated to reduce such Class Principal Balance. Any increase to the Class Principal Balance of a Class of Subordinate Certificates shall increase the Certificate Balance of the related Class pro rata in accordance with each Percentage Interest.

         Section 5.07. NET RATE CAP FUND.

         (a) On the Closing Date, the Securities Administrator shall establish and maintain in its name, in trust for the benefit of the Offered Certificates, the Net Rate Cap Fund and deposit therein the amount of $5,000 paid to the Securities Administrator by the Depositor therefor. The Net Rate Cap Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Securities Administrator pursuant to this Agreement. The Net Rate Cap Fund shall be treated as an "outside reserve fund" under applicable Treasury regulations and will not be part of any REMIC. Any investment earnings on the Net Rate Cap Fund will be treated as owned by the Class BIO Certificateholder and will be taxable to the Class BIO Certificateholder. Distributions made or deemed deposited to any outside reserve fund under this Agreement shall be treated as made to the owner of such fund. The Securities Administrator and the Trustee shall treat the Net Rate Cap Fund as having a nominal (zero) value for the Holders of the Offered Certificates.

         (b) On each Distribution Date, the Securities Administrator shall deposit amounts, (i) if any, received from the Cap Provider under the Group I Interest Rate Cap Agreement into the Net Rate Cap Fund, subject to the provisions of Section 5.08(b) hereof, and (ii) if necessary and to the extent available, from the Distribution Account to the Net Rate Cap Fund pursuant to Sections 5.01(a)(i)(13) and 5.01(a)(ii)(18). The amount required to be deposited into the Net Rate Cap Fund from the Distribution Account on any Distribution Date (the "Net Rate Cap Fund Deposit") will equal the lesser of (i) amounts remaining after distributions pursuant to Sections 5.01(a)(i)(1) through (12) and Section 5.01(a)(ii)(1) through (17) and (ii) (x) the total amount of any Net Rate Cap Carryover for such Distribution Date less (y) the amount of any Net Rate Cap Carryover with respect to the Group I Certificates distributable to such Certificates on such Distribution Date from amounts received under the Group I Interest Rate Cap Agreement pursuant to (c)(i) below, or, if no Net Rate Cap Carryover is payable on such Distribution Date (or if the amount received from the Cap Provider for such Distribution Date exceeds the amount of Net Rate Cap Carryover distributable to the Group I Certificates on such Distribution
Date), an amount such that when added to other amounts already on deposit in the Net Rate Cap Fund, the aggregate amount on deposit therein will at all times be equal to $5,000.

         (c) The Securities Administrator shall make withdrawals from the Net Rate Cap Fund to make distributions pursuant to Sections 5.01(a)(ii)(14) and 5.01(a)(ii)(19) hereof as follows:

                  (i) first to the Group I Certificates, from amounts paid under the Group I Interest Rate Cap Agreement for such Distribution Date, the related Net Rate Cap Carryover as follows: first, concurrently, to the Class AV Certificates, pro rata based on the amount of Net Rate Cap Carryover due for each such Class, second to the Class MV-1 Certificates, third to the Class MV-2 Certificates, fourth to the Class MV-3 Certificates and fifth to the Class MV-4 Certificates;

                  (ii) second, to the Class BIO Certificates, the excess of (x) amounts paid under the Group I Interest Rate Cap Agreement for such Distribution Date and (y) amounts distributable pursuant to clause (i) above;

                  (iii) third, from amounts in the Net Rate Cap Fund deposited pursuant to Section 5.01(a)(i)(14), the related Net Rate Cap Carryover as follows: first, concurrently, to the Class AV Certificates, pro rata based on the amount of Net Rate Cap Carryover due for each such Class, second to the Class MV-1 Certificates, third to the Class MV-2 Certificates, fourth to the Class MV-3 Certificates, fifth to the Class MV-4 Certificates, sixth, concurrently, to the Class AF Certificates, pro rata based on the amount of Net Rate Cap Carryover due for each such Class, seventh, to the Class MF-1 Certificates, eighth to the Class MF-2 Certificates, ninth to the Class MF-3 Certificates, tenth to the Class MF-4 Certificates, eleventh to the Class MF-5 Certificates, twelfth to the Class MF-6 Certificates, thirteenth to the Class MF-7 Certificates, fourteenth to the Class MF-8 Certificates and fifteenth to the Class MF-9 Certificates; provided, however, that (1) any amounts distributed to the Group I Certificates pursuant to this clause (iii) shall be made after giving effect to the application of any distributions pursuant to clause (i) above on such Distribution Date and (2) any amounts distributed to the Group II Certificates pursuant to this clause (iii) shall be made after giving effect to the application of any distributions pursuant to clause (iv) below on such Distribution Date;

                  (iv) fourth, from amounts in the Net Rate Cap Fund deposited pursuant to Section 5.01(a)(i)(19), the related Net Rate Cap Carryover as follows: first, concurrently, to the Class AF Certificates pro rata based on the amount of Net Rate Cap Carryover due for each such Class, second, to the Class MF-1 Certificates, third to the Class MF-2 Certificates, fourth to the Class MF-3 Certificates, fifth to the Class MF-4 Certificates, sixth to the Class MF-5 Certificates, seventh to the Class MF-6 Certificates, eighth to the Class MF-7 Certificates, ninth to the Class MF-8 Certificates, tenth to the Class MF-9 Certificates, eleventh, concurrently, to the Class AV Certificates, pro rata based on the amount of Net Rate Cap Carryover due for each such Class, twelfth to the Class MV-1 Certificates, thirteenth to the Class MV-2 Certificates, fourteenth to the Class MV-3 Certificates and fifteenth to the Class MV-4 Certificates; provided, however, that any amounts distributed to the Group I Certificates pursuant to this clause (iv) shall be made after giving effect to the application of any distributions pursuant to clause (iii) above on such Distribution Date; and

                  (v) fifth, to the Class BIO Certificates, any remaining amounts.

         (d) Funds in the Net Rate Cap Fund may be invested in Eligible Investments. Any earnings on such amounts shall be payable to the Class BIO Certificates. The Class BIO Certificates shall evidence ownership of the Net Rate Cap Fund for federal tax purposes and shall direct the Securities Administrator in writing as to the investment of amounts therein. If no such written investment directions are received from the Class BIO Certificateholders, such funds shall remain uninvested.

         (e) Upon termination of the Trust, any amounts remaining in the Net Rate Cap Fund shall be distributed to the Certificateholders of the Class BIO Certificates in the same manner as if distributed pursuant to Sections 5.01(a)(i)(15) and 5.01(a)(ii)(20) hereof.

         Section 5.08. THE GROUP I INTEREST RATE CAP AGREEMENT.

         (a) The Group I Interest Rate Cap Agreement will be an asset of a separate trust but will not be an asset of any REMIC and any amounts received thereon shall be taxable to the Class BIO Certificateholder. The Securities Administrator and the Trustee shall treat the Group I Interest Rate Cap Agreement as having a nominal (zero) value for the Holders of the Group I Certificates.

         (b) The Securities Administrator shall deposit any amounts received with respect to the Group I Interest Rate Cap Agreement on an Interest Rate Cap Payment Date into the Net Rate Cap Fund. If, however, on any Distribution Date the related notional amount of the Group I Interest Rate Cap Agreement multiplied by the related scale factor (as defined in the Group I Interest Rate Cap Agreement) exceeds the aggregate Class Principal Balance of the Group I Certificates on the first day of the related Interest Period for such Distribution Date, then solely for purposes of computing the amount that the Securities Administrator shall deposit into the Net Rate Cap Fund, the Securities Administrator shall reduce such notional amount by the amount of such excess, and the Securities Administrator shall remit any excess amounts in the Net Rate Cap Fund directly to the Holder of the Class BIO Certificates.

         (c) The Securities Administrator shall terminate the Cap Provider upon the occurrence of an event of default or termination event under the Group I Interest Rate Cap Agreement of which a Responsible Officer of the Securities Administrator has actual knowledge. In the event that the Group I Interest Rate Cap Agreement is cancelled or otherwise terminated for any reason (other than the exhaustion of the interest rate protection provided thereby), the Securities Administrator shall, at the direction of Certificateholders evidencing Voting Rights not less than 50% of the Group I Certificates (or if the Group I Certificates are not outstanding, the Class BIO Certificates), and the to the extent a replacement contract is available (from a counterparty designated by the Depositor and acceptable to Certificateholders evidencing Voting Rights not less than 50% of the Group I Certificates (or if the Group I Certificates are not outstanding, the Class BIO Certificates)), execute a replacement contract comparable to the Group I Interest Rate Cap Agreement providing interest rate protection which is equal to the then-existing protection provided by the Group I Interest Rate Cap Agreement; provided, however, that the cost of any such replacement contract providing the same interest rate protection may be reduced to a level such that the cost of such replacement contract shall not exceed the amount of any early termination payment received from the Cap Provider.

         (d) On any Distribution Date prior to the Interest Rate Cap Termination Date, if the Class Principal Balance of the Group I Certificates equals zero (but not including the Distribution Date on which such aggregate Class Principal Balance is reduced to zero), all amounts received by the Securities Administrator with respect to the Group I Interest Rate Cap Agreement shall be distributed directly to the Class BIO Certificateholder.

         (e) Prior to the Interest Rate Cap Termination Date and upon the termination of the Trust, the Group I Interest Rate Cap Agreement shall be assigned to the Class BIO Certificateholder.

                                   ARTICLE VI

                                THE CERTIFICATES

         Section 6.01. THE CERTIFICATES. Each of the Offered Certificates, the Class P Certificates, the Class BIO Certificates, and the Residual Certificates shall be substantially in the forms set forth in Exhibits A and B respectively, and shall, on original issue, be executed, authenticated and delivered by the Securities Administrator to or upon the order of the Seller concurrently with the sale and assignment to the Trustee of the Trust. Each Class of Offered Certificates shall be initially evidenced by one or more certificates representing a fraction of the applicable Original Class Principal Balance, and shall be held in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof; provided, however that one of each Class of the Offered Certificate may be in a different denomination so that the sum of the denominations of all outstanding Offered Certificates shall equal the aggregate Original Class Principal Balance. The Residual Certificates (other than the Tax Matters Person Residual Interests), the Class P Certificates and Class BIO Certificates shall each be held in minimum Percentage Interests of 20%.

         The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 6.02(c), the Offered Certificates shall be Book-Entry Certificates. The Class BIO Certificates, the Class P Certificates and the Residual Certificates shall not be Book-Entry Certificates.

         Section 6.02. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

         (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

         Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph, and, in the case of a Residual Certificate, upon satisfaction of the conditions set forth below, the Securities Administrator on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

         At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar, and be duly executed by the Holder thereof or his attorney duly authorized in writing.

         (b) Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Securities Administrator except to another Depository;
(ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Securities Administrator shall deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement the terms of this Agreement shall control.

         (c) If (i)(x) the Depository or the Seller advises the Securities Administrator in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Securities Administrator or the Seller is unable to locate a qualified successor, (ii) the Depositor, with the consent of the related Depository Participants, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, the Certificate Owners of each Class of Offered Certificates representing Percentage Interests aggregating not less than 51% advises the Securities Administrator and Depository through the Financial Intermediaries and the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the "Definitive Certificates") issued to Certificate Owners is no longer in the best interests of the Certificate Owners. Upon surrender to the Certificate Registrar of each Class of Offered Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Securities Administrator shall at the Seller's expense, execute, authenticate and deliver the Definitive Certificates. Neither the Seller nor the Securities Administrator shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Servicer, any Paying Agent, the Depositor, the Master Servicer, the Securities Administrator and the Seller shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (d) Except with respect to the initial transfer of the Class BIO Certificates and the Class P Certificates to the NIMs Trust, and of the Residual Certificates to the Seller, respectively, no transfer, sale, pledge or other disposition of any Class BIO Certificates, Class P Certificates or any Residual Certificate shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and applicable state securities laws. In the event of any such transfer, other than the transfer of the Tax Matters Person Residual Interest to the Trustee in reliance upon Rule 144A under the 1933 Act, the Trustee, the Securities Administrator, the Depositor and the Seller shall require either (i) a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar, the Trustee, the Securities Administrator, the Depositor and the Seller that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor from the 1933 Act, or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Certificate Registrar, the Trustee, the Servicer, the Master Servicer, the Securities Administrator, the Depositor or the Seller or (ii) the Certificate Registrar shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit M) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit N-1 or N-2) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar, the Seller, Depositor, the Securities Administrator and the Trustee certifying to the Certificate Registrar, the Seller, Depositor, the Securities Administrator and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Certificate Registrar, the Trustee, the Servicer, the Master Servicer, the Securities Administrator, the Depositor or the Seller. The Holder of a Class P Certificate, Class BIO Certificate or a Residual Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Certificate Registrar, the Trustee, the Depositor, the Securities Administrator and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of an ERISA-Restricted Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar (such requirement is satisfied only by the Certificate Registrar's receipt of a representation letter from the transferee substantially in the form of Exhibit N-1 or Exhibit N-2, as appropriate), to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or to Section 4975 of the Code, or a Person acting for, on behalf or with the assets of, any such plan or arrangement ("Benefit Plan Investor"), which representation letter shall not be an expense of the Certificate Registrar or the Trust or (ii) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Certificate Registrar to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Certificate Registrar or the Trust. Notwithstanding anything else to the contrary herein, the representations required by clauses (i) or (ii) above with respect to any ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have been made by the Certificate Owner by virtue of such acquisition; and any purported transfer of an ERISA-Restricted Certificate to or on behalf of a Benefit Plan Investor pursuant to clause (iii) above without the delivery to the Certificate Registrar of an Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

         Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Seller or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee and the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

                  (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Securities Administrator shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

                           (A) an affidavit in the form of Exhibit G from the
                  proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                           (B) a covenant of the proposed transferee to the
                  effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificates.

                  (iv) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. Neither the Trustee nor the Securities Administrator shall be under any liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the Securities Administrator received the documents specified in clause (iii). The Trustee and the Securities Administrator shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee or the Securities Administrator shall be distributed and delivered by the Securities Administrator to the prior Holder of such Residual Certificate that is a Permitted Transferee.

                  (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee and the Securities Administrator shall have the right but not the obligation, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Seller to arrange for the sale of such Residual Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Seller or its Affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Securities Administrator to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Residual Certificate may be liable for any amount due under this Section 6.02 or any other provisions of this Agreement, the Securities Administrator may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Securities Administrator, and it shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                  (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Securities Administrator, based on information provided to the Securities Administrator by the Seller will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of this Section 6.02(d) shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Securities Administrator, in form and substance satisfactory to the Securities Administrator, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section 6.02 will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC to fail to qualify as a REMIC.

         Each Tax Matters Person Residual Interest shall at all times be registered in the name of the Tax Matters Person.

         (e) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         All Certificates surrendered for registration of transfer or exchange shall be canceled by the Certificate Registrar and disposed of pursuant to its standard procedures.

         Section 6.03. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Depositor, the Seller, the Securities Administrator and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee, the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a protected purchaser, the Securities Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section 6.03, the Trustee, the Securities Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Securities Administrator and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section 6.03, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 6.04. PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Seller, the Depositor, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Servicer, the Seller, the Depositor, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar, nor any agent of any of them shall be affected by notice to the contrary.

         Section 6.05. APPOINTMENT OF PAYING AGENT.

         (a) The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 5.01 and shall report the amounts of such distributions to the Securities Administrator. The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Collection Account pursuant to Section 3.03 and for the purpose of making the distributions referred to above and (ii) to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Securities Administrator. The Securities Administrator may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Seller.

         (b) The Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

                                  ARTICLE VII

         THE SELLER, THE DEPOSITOR, THE MASTER SERVICER AND THE SERVICER

         Section 7.01. LIABILITY OF THE SELLER, THE DEPOSITOR, THE MASTER SERVICER AND THE SERVICER. The Seller, the Depositor, the Master Servicer and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller, the Depositor, the Master Servicer or Servicer, as the case may be, herein.

         Section 7.02. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE DEPOSITOR, THE SELLER OR THE SERVICER. Any corporation into which the Seller, the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller, the Depositor or the Servicer shall be a party, or any corporation succeeding to the business of the Seller, the Depositor or the Servicer, shall be the successor of the Seller, the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that the Successor Servicer shall satisfy all the requirements of Section 8.02 with respect to the qualifications of a Successor Servicer.

         Section 7.03. LIMITATION ON LIABILITY OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE MASTER SERVICER AND OTHERS. None of the Depositor, the Seller, the Master Servicer, the Servicer nor any of the directors or officers or employees or agents of the Depositor, the Seller, the Master Servicer or the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Servicer or the Master Servicer in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Depositor, the Seller, the Master Servicer or the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Depositor, the Seller, the Master Servicer or the Servicer or by reason of its reckless disregard of its obligations and duties of the Depositor, the Seller, the Master Servicer or the Servicer hereunder. The Depositor, the Seller, the Master Servicer or the Servicer and any director or officer or employee or agent of the Depositor, the Seller, the Master Servicer or the Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Seller, the Master Servicer or the Servicer and any director or officer or employee or agent of any such party shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement or results from a breach of representation by the Depositor, the Seller, the Master Servicer or the Servicer) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Depositor, the Seller, the Master Servicer or the Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and that in its opinion, may involve it in any expense or liability; provided, however, that the Servicer and the Master Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust. The Servicer's right to indemnity or reimbursement pursuant to this Section 7.03 shall survive any resignation or termination of the Servicer pursuant to Section 7.04 or 8.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). The Master Servicer's right to indemnity or reimbursement pursuant to this Section 7.03 shall survive any resignation or termination of the Master Servicer pursuant to Section 4.15 or 8.03 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

         Section 7.04. SERVICER NOT TO RESIGN; PLEDGE OF SERVICING RIGHTS. Subject to the provisions of Section 7.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon the proposal by the Servicer or the Servicing Rights Owner of an Approved Servicer to the Seller, the Depositor and the Master Servicer in writing; PROVIDED, HOWEVER, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Master Servicer as Successor Servicer shall have assumed the Servicer's responsibilities and obligations hereunder or the Master Servicer shall have designated a successor servicer in accordance with Section 8.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 8.01 and 8.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause
(i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee.

         Notwithstanding the foregoing, on or after the Closing Date, the Servicer or the Servicing Rights Owner may pledge and assign all of its right, title and interest in, to and under this Agreement to one or more lenders ("Servicing Rights Pledgees") selected by the Servicer or the Servicing Rights Owner. Provided that no Event of Default exists, the Trustee, the Seller, the Master Servicer and the Depositor agree that upon delivery to the Trustee and the Master Servicer by a Servicing Rights Pledgee of a letter signed by the Servicer whereunder the Servicer resigns as servicer under this Agreement pursuant to this Section 7.04, the Master Servicer shall appoint such Servicing Rights Pledgee or its designee as Successor Servicer, provided that at the time of such appointment, such Servicing Rights Pledgee or its designee is an Approved Servicer and that such Servicing Rights Pledgee or its designee agrees to be subject to the terms of this Agreement.

         Section 7.05. DELEGATION OF DUTIES. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 7.04. The Servicer shall provide the Trustee, the Master Servicer and the Securities Administrator with written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's Affiliates or their respective successors and assigns.

         Section 7.06. INDEMNIFICATION OF THE TRUST BY THE SERVICER AND THE MASTER SERVICER.

         (a) The Servicer shall indemnify and hold harmless the Trust, the Master Servicer, the Securities Administrator and the Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer's willful misfeasance, bad faith or negligence in the performance of its activities in servicing or administering the Mortgage Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Servicer's misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this Section 7.06(a) shall survive the termination of this Agreement.

         (b) If the Servicer fails to make when due (without regard to any cure period) any Monthly Advance or deposit required by it hereunder, the Servicer shall pay the Securities Administrator for the account of the Securities Administrator interest at the prime rate from the date on which such payment was due (without regard to any cure period) to and including the date on which the Servicer makes such payment.

         (c) The Master Servicer shall indemnify and hold harmless the Trust, the Securities Administrator, the Servicer and the Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its activities in master servicing or administering the Mortgage Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Master Servicer's misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this Section 7.06(c) shall survive the termination of this Agreement.

         (d) If the Master Servicer fails to make when due (without regard to any cure period) any Monthly Advance or deposit required by it hereunder, the Master Servicer shall pay the Securities Administrator for the account of the Securities Administrator interest at the prime rate from the date on which such payment was due (without regard to any cure period) to and including the date on which the Master Servicer makes such payment.

                                  ARTICLE VIII

                                     DEFAULT

         Section 8.01. SERVICER EVENTS OF DEFAULT.

         (a) If any one of the following events ("Servicer Events of Default") shall occur and be continuing:

                  (i) (A) The failure by the Servicer to make any Monthly Advance which continues unremedied for a period of one (1) Business Day after it was due; or (B) any other failure by the Servicer to deposit in the Collection Account or the Distribution Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after such deposit was due (except with respect to remittances into the Distribution Account required pursuant to Section 3.03(i) hereof with respect to which only a one (1) Business Day grace period shall apply);

                  (ii) (A) The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of sixty (60) days, or (B) the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure materially and adversely affects the interests of the Certificateholders, continues unremedied for a period of sixty (60) days, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer, the Securities Administrator or the Trustee or to the Servicer and the Master Servicer, the Securities Administrator or the Trustee, by any Holder with Certificates evidencing Voting Interests of at least 25%; PROVIDED, -------- however, that in the case of a failure that cannot be cured within sixty (60) days, the cure period may be extended if the Servicer can demonstrate to the reasonable satisfaction of the Master Servicer, the Securities Administrator and the Trustee that the Servicer is diligently pursuing remedial action;

                  (iii) The filing of a petition against the Servicer in a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) consecutive days; or

                  (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                  (v) the Servicer Termination Test is failed; or

                  (vi) (a) any reduction or withdrawal of the ratings or any shadow ratings of any Class of Certificates attributable principally to the Servicer or the servicing of the Mortgage Loans or (b) any placement by a Rating Agency of any Class of Certificates on credit watch with negative implications attributable principally to the Servicer or the servicing of the Mortgage Loans; or

                  (vii) any reduction or withdrawal of the ratings of the Servicer as a servicer of subprime mortgage loans by one or more of the Rating Agencies that maintains a servicer rating system and a rating on the Certificates to "below average" or below; or

                  (viii) the failure by the Servicer to duly perform, within the required time period, its obligation to provide the annual statement of compliance described under Section 3.09, the accountant's report described under Section 3.10 or the certification described under
         Section 3.13(e), which failure continues unremedied for a period of fifteen days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer; or

                  (ix) the failure by the Servicer to provide, within the time frame specified herein, any required reports or data pertaining to the Mortgage Loans, which failure continues unremedied for a period of fifteen days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer;

         (b) then, and in each and every such case, so long as a Servicer Event of Default shall not have been remedied, (x) with respect solely to clause
(a)(i)(A) above, upon receipt of written notice or discovery by the Master Servicer or a Responsible Officer of the Trustee or of the Securities Administrator of such failure, the Master Servicer shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and the Master Servicer shall direct the Trustee to terminate all of the rights and obligations of the Servicer under this Agreement and the Successor Servicer appointed in accordance with Section 8.02 shall immediately make such Monthly Advance prior to the distribution of funds on the related Distribution Date and assume, pursuant to Section 8.02, the duties of a Successor Servicer and (y) in the case of clause (a)(i)(B) and (ii) through (ix) above, the Trustee shall, at the direction of the Holders of Offered Certificates evidencing not less than 51% of all of the Voting Rights by notice then given in writing to the Servicer or the Master Servicer (and to the Trustee if given by Holders of Certificates), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency and the Seller. On or after receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Successor Servicer pursuant to and under this
Section 8.01; and, without limitation, the Successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Servicer agrees to cooperate with the Successor Servicer, the Master Servicer, the Securities Administrator and the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for the administration by it of all cash amounts that shall at the time be held by the predecessor Servicer and to be deposited by it in the Collection Account, or that have been deposited by the predecessor Servicer in the Collection Account or thereafter received by the predecessor Servicer with respect to the Mortgage Loans. All Servicing Transfer Costs and other reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer within 90 days of written demand, itemized in reasonable detail, or, to the extent not paid by the predecessor Servicer, by the Trust prior to distributions to Certificateholders (or, if the predecessor Servicer is the Master Servicer, by the initial Servicer), upon presentation of reasonable documentation of such costs and expenses. If the predecessor Servicer is required but fails to pay the amounts specified in the preceding sentence and such amounts are paid by the Trust, the Securities Administrator shall, at the direction and expense of the Class BIO Certificateholders, take appropriate action to enforce such obligation and recover such amounts on behalf of such Class BIO Certificateholders.

         Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall continue to be entitled to receive from the Trust, payment of all the accrued and unpaid portion of the Servicing Fees to which the Servicer would have been entitled and reimbursement for all outstanding Monthly Advances and Servicing Advances, including but not limited to trailing expenses representing Servicing Advances incurred by the Servicer prior to but invoiced after the date of termination, which amount shall be remitted by the Successor Servicer to the terminated Servicer as permitted under Section 3.03 on a first-in, first-out basis. The Servicer shall continue to be entitled to the benefits of Section 7.03, notwithstanding any termination hereunder, with respect to events occurring prior to such termination.

         (c) Upon the occurrence of a Servicer Event of Default, the Servicer shall act as Servicer under this Agreement, subject to the right of removal set forth in subsection (b) hereof, for an initial period commencing on the date on which such Servicer Event of Default occurred and ending on the last day of the calendar quarter in which such Servicer Event of Default occurred, which period shall be extended by the Master Servicer (an "Extension Notice") for a succeeding quarterly period ending on December 31, March 31, June 30 and September 30 of each year (each such quarterly period for which the Servicer shall be designated to act as Servicer hereunder, a "Servicer Term of Service") until such time as the Master Servicer, the Securities Administrator and the Trustee receives written direction from the Holders of Certificates evidencing at least 51% of the Voting Rights not to deliver an Extension Notice, in which event the Master Servicer shall follow such direction; provided that nothing in this clause (c) shall prohibit the Master Servicer from removing (or prohibit Certificateholders from directing the Trustee or the Securities Administrator to direct the Master Servicer to remove) the Servicer pursuant to clause (b) above. In the event the Master Servicer fails to deliver an Extension Notice prior to the end of any Servicer Term of Service, the Servicer shall be automatically terminated.

         (d) If the Successor Servicer or another Person succeeds to the obligations of Servicer hereunder, the term of the Successor Servicer or such Person shall not be limited unless and until a Servicer Event of Default thereafter occurs with respect to such Successor Servicer or other Person. At such time, the provisions of Section 8.01 (c) and (d) shall become applicable to the then-acting Servicer and the Person then-obligated to succeed such then-acting Servicer.

         Section 8.02. APPOINTMENT OF SUCCESSOR SERVICER.

         (a) The Depositor and the Trustee hereby appoint, and [o], hereby accepts appointment, on behalf of itself or an affiliate, subject to the provisions of Section 7.04 hereof, upon receipt by the Servicer of a notice of termination pursuant to Section 8.01 or upon resignation of the Servicer pursuant to Section 7.04(i), to be the successor (the "Successor Servicer") in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession; PROVIDED, HOWEVER, that, without affecting the immediate termination of the rights of the Servicer hereunder, it is understood and acknowledged by the parties hereto that there will be a period of transition not to exceed 90 days (the "Servicer Transition Period") before the servicing transfer is fully effected.

         During the Servicer Transition Period, neither the Successor Servicer, the Securities Administrator nor the Trustee shall be responsible for the lack of information and documents that it cannot reasonably obtain on a practicable basis under the circumstances.

         As compensation therefor, the Successor Servicer shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, if the Successor Servicer is unwilling or legally unable to act as successor servicer, the Master Servicer may appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer that is an Approved Servicer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; PROVIDED that the appointment of any such Successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Offered Certificates by the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Successor Servicer is prohibited by law from so acting, the Successor Servicer shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on the Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.08 (or such lesser compensation as the Master Servicer and such successor shall agree). The appointment of a Successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.05 or to indemnify the Trustee, the Master Servicer and the Securities Administrator pursuant to
Section 7.06, nor shall any Successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee, the Master Servicer, the Securities Administrator or a Successor Servicer shall have no responsibility or obligation (i) to repurchase or substitute for any of the Mortgage Loans or (ii) for any acts or omissions of a predecessor Servicer during the Servicer Transition Period. The Trustee, the Master Servicer, the Securities Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         Notwithstanding the foregoing, if a Servicer Event of Default listed in clauses (iii), (iv) or (v) of Section 8.01(a) occurs, the Servicer or the Servicing Rights Owner shall have a period of up to twenty (20) days after receipt of a notice of termination to appoint an Approved Servicer as Successor Servicer. Such right shall terminate immediately if prior to the actual transfer of servicing, such terminated Servicer fails to make any required Monthly Advance, Servicing Advance or any other deposit required to be made pursuant to the terms of this Agreement, as and when required by this Agreement (taking into account any applicable cure period). All costs and expenses associated with the appointment, whether or not consummated, and the subsequent transfer of servicing (which must be completed within the Servicer Transition Period) are required to be paid by the terminated Servicer or the Servicing Rights Owner out of the proceeds of sale or otherwise. Any proceeds remaining after such costs and expenses have been paid for by the terminated Servicer, shall be the property of the terminated Servicer, the Servicing Rights Owner or its designee, as applicable.

         (b) Any successor, including the Successor Servicer, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of Certificateholders and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.12.

         (c) In connection with the termination or resignation of the Servicer hereunder, either (i) the Successor Servicer, including the Master Servicer if the Master Servicer is acting as Successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Servicer, at its sole expense, shall cooperate with the Successor Servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the Successor Servicer or (y) in causing MERS to designate on the MERS(R) System the Successor Servicer as the servicer of such Mortgage Loan (at the cost and expense of the Successor Servicer to the extent such costs relate to the qualification of such Successor Servicer as a member of MERS, otherwise at the cost and expense of the predecessor Servicer). The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The Successor Servicer shall cause such assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

         Section 8.03. MASTER SERVICER EVENTS OF DEFAULT.

         (a) If any one of the following events ("Master Servicer Events of Default") shall occur and be continuing:

                  (i) Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 5.03 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Trustee or the Securities Administrator or to such Master Servicer, the Securities Administrator and the Trustee by any Holder with Certificates evidencing Voting Interests of at least 25%; or

                  (ii) Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in clauses (viii) and (ix) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by any Holder with Certificates evidencing Voting Interests of at least 25%; or

                  (iii) A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer; or

                  (iv) The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

                  (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                  (vi) The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a Successor Master Servicer as specified in Section 8.04 hereof; or

                  (vii) If a representation or warranty set forth in Section 2.03(d) hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by any Holder with Certificates evidencing Voting Interests of at least 25%; or

                  (viii) A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and any Holder with Certificates evidencing Voting Interests of at least 50%; or

                  (ix) After receipt of notice from the Trustee, any failure of the Master Servicer to make any Monthly Advances when such Monthly Advances are due, as required to be made hereunder.

         (b) then, and in each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, (x) with respect solely to clause
(ix) above, upon receipt of written notice or discovery by a Responsible Officer of the Trustee or of the Securities Administrator of such failure, the Trustee shall give immediate telephonic notice of such failure to a Master Servicing Officer of the Master Servicer and the Trustee shall terminate all of the rights and obligations of the Master Servicer under this Agreement and the Successor Master Servicer appointed in accordance with Section 8.02 shall immediately make such Monthly Advance prior to the distribution of funds on the related Distribution Date and assume, pursuant to Section 8.04, the duties of a Successor Servicer and (y) in the case of clauses (i), (ii), (iii), (iv), (v),
(vi), (vii) and (viii) above, the Trustee shall, at the direction of the Holders of Offered Certificates evidencing not less than 51% of all of the Voting Rights by notice then given in writing to the Master Servicer (and to the Trustee if given by Holders of Certificates), terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement. Any such notice to the Master Servicer shall also be given to each Rating Agency and the Seller. On or after receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Successor Master Servicer pursuant to and under this Section 8.03; and, without limitation, the Successor Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Master Servicer agrees to cooperate with the Successor Master Servicer, the Servicer, the Securities Administrator and the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder. All Servicing Transfer Costs and other reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred in connection with transferring any Mortgage Files to the Successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 8.03 shall be paid by the predecessor Master Servicer within 90 days of written demand, itemized in reasonable detail, or, to the extent not paid by the predecessor Master Servicer, by the Trust prior to distributions to Certificateholders (or, if the predecessor Master Servicer is the Trustee, by the initial Master Servicer), upon presentation of reasonable documentation of such costs and expenses. If the predecessor Master Servicer is required but fails to pay the amounts specified in the preceding sentence and such amounts are paid by the Trust, the Securities Administrator shall, at the direction and expense of the Class BIO Certificateholders, take appropriate action to enforce such obligation and recover such amounts on behalf of such Class BIO Certificateholders.

         Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall continue to be entitled to receive from the Trust, payment of all the accrued and unpaid portion of the Master Servicing Fees to which the Master Servicer would have been entitled and reimbursement for all outstanding Monthly Advances which amount shall be remitted by the Successor Master Servicer to the terminated Master Servicer as permitted under Section 5.04 on a first-in, first-out basis. The Master Servicer shall continue to be entitled to the benefits of Section 7.03, notwithstanding any termination hereunder, with respect to events occurring prior to such termination.

         (c) Upon the occurrence of a Master Servicer Event of Default, the Trustee shall act as Master Servicer under this Agreement, subject to the right of removal set forth in subsection (b) hereof, for an initial period commencing on the date on which such Master Servicer Event of Default occurred and ending on the last day of the calendar quarter in which such Master Servicer Event of Default occurred, which period shall be extended by the Trustee (an "Extension Notice") for a succeeding quarterly period ending on December 31, March 31, June 30 and September 30 of each year (each such quarterly period for which the Master Servicer shall be designated to act as Master Servicer hereunder, a "Master Servicer Term of Service") until such time as the Securities Administrator and the Trustee receives written direction from the Holders of Certificates evidencing at least 51% of the Voting Rights not to deliver an Extension Notice, in which event the Trustee shall follow such direction; provided that nothing in this clause (c) shall prohibit the Trustee from removing (or prohibit Certificateholders from directing the Trustee or the Securities Administrator to direct the Trustee to remove) the Master Servicer pursuant to clause (b) above. In the event the Trustee fails to deliver an Extension Notice prior to the end of any Master Servicer Term of Service, the Master Servicer shall be automatically terminated.

         (d) If the Successor Master Servicer or another Person succeeds to the obligations of Master Servicer hereunder, the term of the Successor Master Servicer or such Person shall not be limited unless and until a Master Servicer Event of Default thereafter occurs with respect to such Successor Master Servicer or other Person. At such time, the provisions of Section 8.03 (c) and
(d) shall become applicable to the then-acting Master Servicer and the Person then-obligated to succeed such then-acting Master Servicer.

         Section 8.04. APPOINTMENT OF SUCCESSOR MASTER SERVICER.

         (a) The Depositor and the Trustee hereby appoint, and [o], hereby accepts appointment, on behalf of itself or an affiliate, subject to the provisions of Section 4.15 thereof, upon receipt by the Master Servicer of a notice of termination pursuant to Section 8.03 or upon resignation of the Master Servicer pursuant to Section 4.15, to be the successor (the "Successor Master Servicer") in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof arising on and after its succession; PROVIDED, HOWEVER, that, without affecting the immediate termination of the rights of the Master Servicer hereunder, it is understood and acknowledged by the parties hereto that there will be a period of transition not to exceed 90 days (the "Master Servicer Transition Period") before the master servicing transfer is fully effected.

         During the Master Servicer Transition Period, neither the Successor Master Servicer, the Securities Administrator nor the Trustee shall be responsible for the lack of information and documents that it cannot reasonably obtain on a practicable basis under the circumstances.

         As compensation therefor, the Successor Master Servicer shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, if the Successor Master Servicer is legally unable to act as successor servicer, the Trustee may appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer that is an Approved Servicer (defined for this purpose by (i) striking the words "the Master Servicer" in clause 1 of the definition thereof and (ii) striking clause 2(a) in the definition thereof) as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; PROVIDED that the appointment of any such Successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Offered Certificates by the Rating Agencies. Pending appointment of a successor to the Master Servicer hereunder, unless the Successor Master Servicer is prohibited by law from so acting, the Successor Master Servicer shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on the Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to
Section 4.09 (or such lesser compensation as the Trustee and such successor shall agree). The appointment of a Successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer to indemnify the Trustee, the Servicer and the Securities Administrator pursuant to Section 7.06, nor shall any Successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. During the Master Servicer Transition Period, the Trustee, the Securities Administrator or a Successor Master Servicer shall have no responsibility or obligation (i) to repurchase or substitute for any of the Mortgage Loans or (ii) for any acts or omissions of a predecessor Master Servicer. The Trustee, the Securities Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) Any successor, including the Successor Master Servicer, to the Master Servicer as servicer shall during the term of its service as master servicer (i) continue to master service and administer the Mortgage Loans for the benefit of Certificateholders and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 4.04.

         (c) In connection with the termination or resignation of the Master Servicer hereunder, the Successor Master Servicer, including the Trustee if the Trustee is acting as Successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

         Section 8.05. WAIVER OF DEFAULTS. The Majority Certificateholders may, on behalf of all Certificateholders, waive any events permitting removal of the Servicer as servicer or of the Master Servicer as master servicer pursuant to this Article VIII, PROVIDED, HOWEVER, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Securities Administrator to the Rating Agencies.

         Section 8.06. NOTIFICATION TO CERTIFICATEHOLDERS. Upon any termination or appointment of a successor to the Servicer pursuant to this Article VIII or
Section 7.04, the Securities Administrator shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                   ARTICLE IX

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

         Section 9.01. DUTIES OF TRUSTEE AND SECURITIES ADMINISTRATOR.

         (a) The Trustee, prior to the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default which may have occurred, and the Securities Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Master Servicer Event of Default has occurred (which has not been cured) of which a Responsible Officer has knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to be in the form specified in this Agreement, on its face, the Trustee or the Securities Administrator, as applicable, shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's or Securities Administrator's satisfaction, the Trustee or the Securities Administrator, as applicable, will, at the expense of the Seller, provide notice thereof to the Certificateholders and will, at the expense of the Seller, which expense shall be reasonable given the scope and nature of the required action, take such further action as directed by the Majority Certificateholders.

         The Securities Administrator agrees to notify the Master Servicer in writing no later than 5:00 p.m. New York time on each Deposit Date of the aggregate dollar amount of the funds received by the Securities Administrator from the Servicer on such Deposit Date and any other information reasonably requested by the Master Servicer, so as to enable the Master Servicer to make the reconciliations and verifications required to be made by it pursuant to
Section 4.01 hereof.

         The Trustee and the Securities Administrator may, in accordance with its duties hereunder, do all things necessary and proper as may be required in connection with any secondary mortgage licensing laws and similar requirements, including, but not limited to, consenting to jurisdiction, and the appointment of agents for service of process, in jurisdictions in which the Mortgaged Properties are located.

         No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct; PROVIDED, HOWEVER, that:

                  (i) prior to the occurrence of a Master Servicer Event of Default, and after the curing or waiver of all such Master Servicer Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, as applicable, the Trustee and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and Securities Administrator and conforming to the requirements of this Agreement;

                  (ii) neither the Trustee nor the Securities Administrator shall be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee or the Securities Administrator, as applicable, unless it shall be proved that the Trustee or the Securities Administrator was negligent in ascertaining or investigating the facts related thereto;

                  (iii) neither the Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or direction of the Holders of Offered Certificates evidencing Percentage Interests aggregating not less than 51% relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, or exercising or omitting to exercise any trust or power conferred upon the Trustee or the Securities Administrator, under this Agreement; and

                  (iv) the Trustee shall not be charged with knowledge of any Master Servicer Event of Default of the Master Servicer referred to in clauses (i), (ii), (vii) or (ix) of Section 8.03 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Master Servicer or the Holders of Offered Certificates evidencing Percentage Interests aggregating not less than 51%. This paragraph shall not be construed to limit the effect of the first paragraph of this Section 9.01.

         The Trustee and the Securities Administrator shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

         Neither the Trustee nor the Securities Administrator shall have any duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; PROVIDED, HOWEVER, that the Trustee and the Securities Administrator shall promptly remit to the Servicer and the Master Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Trustee or the Securities Administrator at its respective Corporate Trust Office; (ii) of which a Responsible Officer has actual knowledge and (iii) which contains information sufficient to permit the Trustee or the Securities Administrator to make a determination that the real property to which such document relates is a Mortgaged Property.

         Section 9.02. CERTAIN MATTERS AFFECTING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR. Except as otherwise provided in Section 9.01:

                  (i) the Trustee and the Securities Administrator may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) the Trustee and the Securities Administrator may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii) the Trustee and the Securities Administrator shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee and the Securities Administrator shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Master Servicer Event of Default (which has not been cured) of which a Responsible Officer has knowledge, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                  (iv) neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) prior to the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default which may have occurred, the Trustee and the Securities Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Holders of Certificates evidencing Percentage Interests aggregating not less than 51%; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of such party, not reasonably assured to such party by the security afforded to it by the terms of this Agreement, such party may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Seller or, if paid by the Trustee or the Securities Administrator, shall be reimbursed by the Seller upon demand. Nothing in this clause (v) shall derogate from the obligation of the Servicer and the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

                  (vi) neither the Trustee nor the Securities Administrator shall be accountable, shall have any liability and shall make any representation as to any acts or omissions hereunder of the Servicer or the Master Servicer, except with respect to the Trustee, until such time as the Trustee may act as Master Servicer pursuant to Section 8.04;

                  (vii) the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian; and

                  (viii) the right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee and the Securities Administrator shall not be answerable for other than its negligence or willful misconduct in the performance or failure to perform of such act.

         Section 9.03. TRUSTEE AND SECURITIES ADMINISTRATOR NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein and in the Certificates (other than the authentication of the Securities Administrator on the Certificates) shall be taken as the statements of the Seller, and neither the Trustee nor the Securities Administrator assumes any responsibility for the correctness of the same. The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Securities Administrator on the Certificates) or of any Mortgage Loan or related document or of MERS or the MERS System. The Trustee and the Securities Administrator shall not be accountable for the use or application of any funds by the Servicer or the Master Servicer or paid to the Servicer or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account or the Distribution Account by the Servicer or the Master Servicer, as applicable. The Trustee and the Securities Administrator shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 8.02); the compliance by the Seller, the Depositor, the Master Servicer or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's or the Security Administrator's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Securities Administrator or the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Servicer or the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02), any Subservicer or any Mortgagor; any action of the Servicer or the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02) or any Subservicer taken in the name of the Trustee or the Securities Administrator; the failure of the Servicer, the Master Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee or the Securities Administrator hereunder; or any action by the Trustee or the Securities Administrator taken at the instruction of the Servicer or the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02); PROVIDED, HOWEVER, that the foregoing shall not relieve the Trustee or the Securities Administrator of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's duty to review the Mortgage Files pursuant to Section 2.02. Until such time as the Trustee shall have become the Successor Master Servicer, the Trustee, and the Securities Administrator shall have no responsibility to perfect or maintain the perfection of any security interest or lien granted to it hereunder.

         Section 9.04. TRUSTEE AND SECURITIES ADMINISTRATOR MAY OWN CERTIFICATES. The Trustee and the Securities Administrator in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee or the Securities Administrator, as applicable, and may transact any banking and trust business with the Seller, the Master Servicer or the Servicer.

         Section 9.05. FEES AND EXPENSES OF THE TRUSTEE AND THE SECURITIES ADMINISTRATOR. The Trustee and the Securities Administrator will be paid any fees and expenses by the Master Servicer from its Master Servicing Fee and such other amounts as agreed with the Master Servicer. The Seller will pay or reimburse the Trustee and the Securities Administrator upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the Securities Administrator in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Seller covenants and agrees to indemnify the Trustee and the Securities Administrator and its officers, directors, employees and agents from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses incurred in connection with or relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee or the Securities Administrator, as applicable, in the performance of its duties hereunder or by reason of the Trustee's or the Securities Administrator's reckless disregard of its obligations and duties hereunder. To the extent that amounts payable to the Trustee or the Securities Administrator under this Section 9.05, other than the fees and expenses of such parties payable by the Master Servicer, are not paid by the Seller within ninety (90) days of written demand, itemized in reasonable detail, such amounts (to the extent that they are not unreasonable) shall be payable to the Trustee or the Securities Administrator, as applicable, by the Trust prior to distributions to Certificateholders; provided, however, that in no event may such amounts payable by the Trust exceed $300,000 per calendar year; provided, further, that such limitation shall (i) not be applicable to Servicing Transfer Costs payable to the Trustee pursuant to Sections 3.01(g) or 8.03(b) or (ii) any losses, liabilities, damages, claims or expenses incurred by the Trustee or the Securities Administrator in connection with or relating directly or indirectly to any actual or alleged violation of any predatory or abusive lending laws in respect of any Mortgage Loan. This Section 9.05 shall survive termination of this Agreement or the resignation or removal of any Trustee or the Securities Administrator hereunder.

         Section 9.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE AND SECURITIES ADMINISTRATOR. The Trustee and the Securities Administrator hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of "Baa3" by Moody's and a short-term rating of "A-1" by S&P, and subject to supervision or examination by federal or state authorities or is otherwise acceptable to each Rating Agency without a reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee, the Depositor, the Master Servicer and the Servicer. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee or the Securities Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 9.07.

         Section 9.07. RESIGNATION OR REMOVAL OF TRUSTEE OR SECURITIES ADMINISTRATOR. The Trustee and the Securities Administrator may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to each other party to this Agreement and each Rating Agency. Upon receiving such notice of resignation, the Seller shall promptly appoint a successor trustee or a successor securities administrator, as applicable, (approved in writing by the Servicer and the Master Servicer, so long as such approval shall not unreasonably be withheld) by written instrument, in duplicate, copies of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator and the successor trustee or successor securities administrator, as applicable; PROVIDED, HOWEVER, that any such successor trustee or successor securities administrator shall be subject to the prior written approval of the Servicer and the Master Servicer. If no successor shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor.

         If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Seller or the Depositor or if at any time the Trustee or the Securities Administrator shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Seller, the Depositor, the Master Servicer or the Servicer may remove the Trustee or the Securities Administrator, as applicable. If the Seller, the Depositor, the Master Servicer or the Servicer removes the Trustee or the Securities Administrator under the authority of the immediately preceding sentence, the Seller shall promptly appoint a successor by written instrument, in duplicate, copies of which instrument shall be delivered to the party so removed and to its successor.

         The Holders of Certificates evidencing Voting Rights aggregating over 50% of all Voting Rights may at any time remove the Trustee or the Securities Administrator by written instrument or instruments delivered to the Servicer, the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee; and the Seller shall thereupon use its best efforts to appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section 9.07.

         Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor pursuant to any of the provisions of this Section 9.07 shall not become effective until acceptance of appointment by such successor as provided in Section 9.08.

         Section 9.08. SUCCESSOR TRUSTEE AND SUCCESSOR SECURITIES ADMINISTRATOR. Any successor trustee or successor securities administrator appointed as provided in Section 9.07 shall execute, acknowledge and deliver to each party to this Agreement (including its predecessor) an instrument accepting such appointment hereunder, and thereupon the resignation or removal of such predecessor shall become effective and such successor, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator, as applicable. Each party hereto, including such predecessor, shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor all such rights, powers, duties and obligations.

         No successor trustee or successor securities administrator shall accept appointment as provided in this Section 9.08 unless at the time of such acceptance such successor shall be eligible under the provisions of Section 9.06.

         If a successor trustee is to become the Successor Master Servicer hereunder, it shall be an Approved Servicer. If a successor trustee is not to become the Successor Master Servicer hereunder, the entity then acting as Successor Master Servicer hereunder shall continue to act in such capacity until such time as an Approved Servicer has agreed to assume the role of Successor Master Servicer hereunder.

         Upon acceptance by a successor as provided in this Section 9.08, the Servicer shall mail notice of the succession of such Trustee or Securities Administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fails to mail such notice within thirty (30) days after acceptance of appointment by the successor, such successor shall cause such notice to be mailed at the expense of the Servicer.

         Section 9.09. MERGER OR CONSOLIDATION OF TRUSTEE OR SECURITIES ADMINISTRATOR. Any corporation into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator, as applicable, shall be a party, or any corporation succeeding to the business of the Trustee or the Securities Administrator, as applicable, shall be the successor of the Trustee or the Securities Administrator, as applicable, hereunder, PROVIDED that such corporation shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Section 9.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Servicer. If the Servicer shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, or, in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 9.08. The Seller shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

         Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of an Event of Default, the Trustee alone may accept the resignation or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Seller and the Servicer.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

         Section 9.11. LIMITATION OF LIABILITY. The Certificates are executed by the Securities Administrator, not in its individual capacity but solely as Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee and the Securities Administrator in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee or the Securities Administrator, as applicable, but is made and intended for the purpose of binding only the Trust.

         Section 9.12. TRUSTEE OR SECURITIES ADMINISTRATOR MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES; INSPECTION.

         (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee or Securities Administrator, as applicable, without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee or the Securities Administrator, as applicable, shall be brought in its own name or in its capacity as Trustee or Securities Administrator. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee or the Securities Administrator, as applicable, its agents and counsel, be for the ratable benefit of the Certificateholders or in respect of which such judgment has been recovered.

         (b) The Trustee and the Securities Administrator shall afford the Seller, the Depositor, the Servicer, the Master Servicer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee and the Securities Administrator in respect of its duties hereunder and access to officers of the Trustee and the Securities Administrator responsible for performing such duties. Upon request, the Trustee and the Securities Administrator shall furnish the Seller, the Depositor, the Servicer, the Master Servicer and any requesting Certificateholder with its most recent financial statements. The Trustee and the Securities Administrator shall cooperate fully with the Seller, the Depositor, the Servicer, the Master Servicer and such Certificateholder and shall make available to the Seller, the Depositor, the Servicer, the Master Servicer and such Certificateholder for review and copying such books, documents or records as may be requested with respect to the Trustee's and the Securities Administrator's duties hereunder. The Seller, the Depositor, the Servicer, the Master Servicer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee or by the Securities Administrator and are not obligated to supervise the performance of the Trustee or of the Securities Administrator under this Agreement or otherwise.

         Section 9.13. SUITS FOR ENFORCEMENT. In case a Servicer Event of Default, Master Servicer Event of Default or other default by the Servicer, the Master Servicer or the Seller hereunder shall occur and be continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee, the Securities Administrator and the Certificateholders.

         Section 9.14. APPOINTMENT OF CUSTODIANS. The Trustee may, with the consent of the Depositor, the Seller, the Master Servicer and the Servicer (such consent to be evidenced by their execution of a Custodial Agreement), appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Each Custodian shall be a depository institution or trust company subject to supervision by federal or state authorities, shall have combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of "Baa3" and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

                                   ARTICLE X

                                   TERMINATION

         Section 10.01. TERMINATION.

         (a) The respective obligations and responsibilities of the Depositor, the Seller, the Servicer, the Custodian, the Master Servicer, the Securities Administrator and the Trustee created hereby (other than the obligation of the Securities Administrator to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Trustee and the Securities Administrator of the later of (x) the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer or the Master Servicer) and (y) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Trustee and the Securities Administrator. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of twenty-one (21) years from the death of the last surviving descendant of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

         DFC may, at its option, terminate this Agreement (such right is referred to as the "Clean-Up Call") on any Distribution Date on or after the Optional Termination Date, by purchasing, on such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the sum of (w) 100% of the aggregate Principal Balance of the Mortgage Loans plus (x) the lesser of (A) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by DFC and at DFC's expense and (B) the Principal Balance of the Mortgage Loan related to such REO Property plus (y) in each case, the greater of (i) the aggregate amount of accrued and unpaid interest on the Mortgage Loans through the related Due Period and (ii) thirty (30) days' accrued interest thereon at a rate equal to the Loan Rate, in each case net of the Servicing Fee and the Master Servicing Fee (the "Termination Price"); PROVIDED, HOWEVER, that DFC hereby covenants and agrees not to exercise the Clean-Up Call on any Distribution Date unless the Termination Price is sufficient to provide the NIMs Trust (in its capacity as the Holder of the Class P and Class BIO Certificates) with a sufficient amount in cash to redeem in full all of the NIMs Notes (including all accrued and unpaid interest thereon).

         In connection with any such purchase pursuant to the preceding paragraph, DFC shall deposit in the Distribution Account all amounts then on deposit in the Collection Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

         Any such purchase shall be accomplished by deposit into the Distribution Account on the Determination Date before such Distribution Date of the Termination Price.

         (b) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Certificate Registrar for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (i) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Certificate Registrar therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Registrar therein specified.

         (c) Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Holders of Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Certificates and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to Certificateholders pursuant to Section 5.01 for such Distribution Date.

         (d) In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Securities Administrator shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders and DFC (if DFC has exercised its right to purchase the Mortgage Loans) or the Securities Administrator (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one (1) year after the second notice all the Offered Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

         Section 10.02. ADDITIONAL TERMINATION REQUIREMENTS.

         (a) In the event that DFC exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee and the Securities Administrator shall have been furnished with an Opinion of Counsel, at the expense of DFC without reimbursement from the Trust, to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (1) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or (2) cause any REMIC to fail to qualify as a REMIC at any time that any Regular Certificates are outstanding:

                  (i) Within ninety (90) days prior to the final Distribution Date, DFC and the Servicer shall adopt and the Trustee and the Securities Administrator shall sign a plan of complete liquidation for each REMIC meeting the requirements of a "Qualified Liquidation" under
         Section 860F of the Code and any regulations thereunder;

                  (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust to DFC for cash; and

                  (iii) At the time of the making of the final payment on the Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited (A) to the Trustee, as holder of the REMIC II Regular Interests, the unpaid principal balance thereof plus accrued interest thereon, (B) to each Class of Certificates the amounts payable pursuant to Section 5.01, (C) to the Residual Certificateholders all cash on hand in the related REMIC after such payments and (D) if prior to the Interest Rate Cap Termination Date, to the Class BIO Certificates, the Group I Interest Rate Cap Agreement and the rights to all payments subsequently received thereunder, together with all required documentation to effect such assignment.

                  (b) By their acceptance of the Certificates, the Holders thereof hereby agree to appoint the Trustee as their attorney in fact to: (i) adopt such a plan of complete liquidation (and the Certificateholders hereby appoint the Trustee as their attorney in fact to sign such plan) as appropriate and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plan of complete liquidation, all in accordance with the terms hereof.

                  (c) The costs of such plan of liquidation shall be paid for by DFC without any right of reimbursement from the Trust.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  Section 11.01. AMENDMENT.

         (a) This Agreement may be amended from time to time by the Seller, the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee subject, in the case of any amendment or modification which affects any right, benefit, duty or obligation of the Custodian, to the consent of the Custodian, in each case without the consent of any of the Certificateholders,
(i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provisions herein that may be inconsistent with any other provisions herein or the expectations of Certificateholders, (iii) to add to the duties of the Servicer or of the Master Servicer, (iv) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, (v) to add or amend any provisions of this Agreement as required by any Rating Agency or any other nationally recognized statistical rating agency in order to maintain or improve any rating of each Class of Offered Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, none of the Trustee, the Seller, the Depositor, the Master Servicer, the Securities Administrator or the Servicer is obligated to obtain, maintain or improve any such rating), (vi) to provide for gross deposits to the Collection Account by the Servicer or (vii) to add or amend any provisions of this Agreement to such extent as shall be necessary to maintain the qualification of any REMIC as a REMIC; PROVIDED, HOWEVER, that (x) as evidenced by an Opinion of Counsel (at the expense of the requesting party) in each case such action shall not adversely affect in any material respect the interest of any Certificateholder, (y) in each case, such action is necessary or desirable to maintain the qualification of any REMIC as a REMIC or shall not adversely affect such qualification and (z) if the opinion called for in clause (x) cannot be delivered with regard to an amendment pursuant to clause (vii) above, such amendment is necessary to maintain the qualification of any REMIC as a REMIC; and PROVIDED, FURTHER, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Offered Certificates.

         (b) This Agreement also may be amended from time to time by the Seller, the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, subject, in the case of any amendment or modification which affects any right, benefit, duty or obligation of the Custodian, to the consent of the Custodian, with the consent of the Holders of each Class of Certificates which is affected by such amendment, evidencing Voting Rights aggregating not less than 51% of such Class (or in the case of an amendment which affects all classes, not less than 51% of all of the Voting Rights in the Trust), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments on the Certificates which are required to be made on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

         (c) [Reserved].

         (d) Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee and the Securities Administrator with, at such party's expense without reimbursement from the Trust, an Opinion of Counsel stating whether such amendment would adversely affect the qualification of any REMIC as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of any REMIC as a REMIC.

         (e) Prior to the execution of any such amendment, the Securities Administrator shall furnish written notification of the substance of such amendment to each Rating Agency. In addition, promptly after the execution of any such amendment made with the consent of the Certificateholders, the Securities Administrator shall furnish written notification of the substance of such amendment to each Certificateholder.

         (f) It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Securities Administrator may prescribe.

         (g) Notwithstanding the permissive language in Section 11.01(a) and 11.01(b), upon satisfaction of the conditions in Section 11.01(a) or 11.01(b) as applicable, the Trustee and the Securities Administrator shall execute and deliver the applicable amendment; PROVIDED, HOWEVER, that the Trustee and the Securities Administrator shall not be required to execute any amendment which, based on an Opinion of Counsel, materially and adversely affects the rights, duties or immunities of the Trustee or of the Securities Administrator hereunder.

         Section 11.02. RECORDATION OF AGREEMENT. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee, but only upon direction of Certificateholders, accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders. The Certificateholders requesting such recordation shall bear all costs and expenses of such recordation. The Trustee and the Securities Administrator shall have no obligation to ascertain whether such recordation so affects the interests of the Certificateholders.

         Section 11.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as provided in Sections 8.01, 9.01, 9.02 and 11.01) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Securities Administrator a written notice of default and of the continuance thereof, as hereinbefore provided, and unless the Holders of Offered Certificates evidencing Voting Rights aggregating not less than 51% of all the Voting Interests shall have made written request upon the Trustee or the Securities Administrator to institute such action, suit or proceeding in its own name as Trustee or as Securities Administrator hereunder, and shall have offered to the Trustee and the Securities Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred by the Trustee and the Securities Administrator therein or thereby, and the Trustee and the Securities Administrator, for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee and the Securities Administrator that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement, to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Trustee and the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCLUDING PROVISIONS REGARDING CONFLICTS OF LAWS) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.05. NOTICES.

         (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Seller, Delta Financial Corporation, 1000 Woodbury Road, Suite 200, Woodbury, NY 11797, (b) in the case of the Depositor, Renaissance Mortgage Acceptance Corp., 1000 Woodbury Road, Woodbury, NY 11797, (c) in the case of the Servicer, [o],
(d) in the case of the Master Servicer, [o],(e) in the case of the Trustee or the Securities Administrator, to the respective Corporate Trust Office; (f) in the case of S&P, 55 Water Street, 41st Floor, New York, New York 10041,
Attention: Residential Mortgage Group, (g) in the case of Moody's, 99 Church Street, 4th Fl., New York, New York 10004 or (h) as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. Any notice or other document required to be delivered or mailed by the Trustee or the Securities Administrator to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Trustee and the Securities Administrator shall have no liability for failure to deliver such notice or document to any Rating Agency.

         (b) NOTICE TO RATING AGENCIES. The Securities Administrator, the Master Servicer and the Servicer shall each be obligated to use its best efforts promptly to provide notice, at the expense of the Servicer or the Master Servicer, as applicable, to each Rating Agency with respect to each of the following of which a Responsible Officer of the Securities Administrator, the Master Servicer or Servicer, as the case may be, has actual knowledge:

                  (i) Any material change or amendment to this Agreement;

                  (ii) The occurrence of any Event of Default that has not been cured or waived;

                  (iii) The resignation or termination of the Servicer, the Master Servicer, the Securities Administrator or the Trustee;

                  (iv) The final payment to Holders of the Certificates of any Class;

                  (v) Any change in the location of any Account; and

                  (vi) Any event that would result in the inability of the Trustee or the Master Servicer to make advances regarding delinquent Mortgage Loans.

         (c) The Securities Administrator shall promptly furnish to each Rating Agency copies of the following:

                  (i) Each annual report to Certificateholders described in
         Section 5.03; and

                  (ii) Each statement to Certificateholders described in Section 5.03.

         (d) The Servicer shall promptly furnish to each Rating Agency copies of the following:

                  (i) Each annual statement as to compliance described in
         Section 3.09;

                  (ii) Each annual independent public accountants' servicing report described in Section 3.10; and

                  (iii) Each notice delivered pursuant to Section 8.01(b) which relates to the fact that the Servicer has not made a Monthly Advance.

         (e) The Master Servicer shall promptly furnish to each Rating Agency copies of the following:

                  (i) Each annual statement as to compliance described in
         Section 4.10;

                  (ii) Each annual independent public accountants' servicing report described in Section 4.11; and

                  (iii) Each notice delivered pursuant to Section 8.03(b) which relates to the fact that the Master Servicer has not made a Monthly Advance.

         Any such notice pursuant to this Section 11.05 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to the addresses specified above for each such Rating Agency.

         Section 11.06. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.07. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Sections 4.16, 7.02, 7.04 and 7.05 (or 3.01), this Agreement may not be assigned by the Seller, the Master Servicer or the Servicer without the prior written consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66%. Notwithstanding the foregoing, the Servicer and the Master Servicer may assign its rights to reimbursement for Monthly Advances, Servicing Advances and Nonrecoverable Advances, as applicable, without Certificateholder consent.

         Section 11.08. CERTIFICATES NONASSESSABLE AND FULLY PAID. The parties agree that the Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that the Certificates upon execution, authentication and delivery thereof by the Securities Administrator pursuant to
Section 6.02 are and shall be deemed fully paid.

         Section 11.09. THIRD-PARTY BENEFICIARIES. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders, the Certificate Owners and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

         Section 11.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.11. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.12. MORTGAGE LOANS AND ACCOUNTS HELD FOR BENEFIT OF THE CERTIFICATEHOLDERS. The Trustee shall hold the Mortgage Loans, and the Securities Administrator shall hold all sums on deposit in each Account from time to time, and the Group I Interest Rate Cap Agreement for the benefit of the Certificateholders. The Servicer hereby acknowledges and agrees that it shall service the Mortgage Loans for the benefit of the Certificateholders. The Master Servicer hereby acknowledges and agrees that it shall master service the Mortgage Loans for the benefit of the Certificateholders.

         Section 11.13. WAIVER OF JURY TRIAL. EACH PARTY HERBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE
LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, the Seller, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.

                             DELTA FUNDING CORPORATION,
                                 as Seller
                             By_____________________________
                                  Name:
                                  Title:

                             RENAISSANCE MORTGAGE ACCEPTANCE CORP.,
                                 as Depositor
                             By_____________________________
                                  Name:
                                  Title:


                             [o],
                                 as Servicer
                             By_____________________________
                                  Name:
                                  Title:

                             [o],
                                 as Master Servicer and Securities Administrator
                             By_____________________________
                                  Name:
                                  Title:

                             [o],
                                 as Trustee
                             By_____________________________
                                  Name:
                                  Title:

Agreed and accepted with respect to Article X by:

                             [o]
                             By_____________________________
                                  Name:
                                  Title:

State of New York                   )
                                    ) ss.:
County of New York                  )

         On the __th day of [o], before me, a notary public in and for the State of New York, personally appeared _______________ known to me who, being by me duly sworn, did depose and say that s/he is the _______________ of Delta Funding Corporation one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.


                                                        ________________________
                                                             Notary Public

[Notarial Seal]

State of New York                   )
                                    ) ss.:
County of New York                  )
                  On the __th day of [o], before me, a notary public in and for the State of New York, personally appeared _______________ known to me who, being by me duly sworn, did depose and say that s/he is the _______________ of Renaissance Mortgage Acceptance Corp. one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors.


                                                        ________________________
                                                             Notary Public

[Notarial Seal]

State of Florida           )
                                    ) ss.:
County of Palm Beach                )


         On the __th day of [o], before me, a notary public in and for the State of Florida, personally appeared _______________ known to me who, being by me duly sworn, did depose and say that s/he is the ______________ of [o] one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors.


                                                        /s/_____________________
                                                             Notary Public

[Notarial Seal]

State of  New York                  )
                                    ) ss.:
County of New York         )

         On the __th day of [o], before me, a notary public in and for the State of New York, personally appeared ________________ known to me who, being by me duly sworn, did depose and say that s/he is the ______________ of [o], one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors.


                                                        ________________________
                                                             Notary Public

[Notarial Seal]

State of  New York                  )
                                    ) ss.:
County of New York         )

         On the __th day of [o], before me, a notary public in and for the State of New York, personally appeared ________________ known to me who, being by me duly sworn, did depose and say that s/he is the ______________ of [o], one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors.


                                                        ________________________
                                                             Notary Public

[Notarial Seal]

State of New York                   )
                                    ) ss.:
County of New York                  )

         On the __th day of [o], before me, a notary public in and for the State of New York, personally appeared _______________ known to me who, being by me duly sworn, did depose and say that s/he is the _______________ of [o] one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.


                                                        ________________________
                                                             Notary Public

[Notarial Seal]